               As filed with Securities and Exchange Commission on
                                 April 26, 2001
                           Registration No. 333-89409

       -----------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------
                                    FORM S-6

                      POST-EFFECTIVE AMENDMENT NO. 3 TO THE
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                            -------------------------
                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                              (Exact Name of Trust)

                       NEW ENGLAND LIFE INSURANCE COMPANY
                               (Name of Depositor)
                               501 Boylston Street
                           Boston, Massachusetts 02117
              (Address of depositor's principal executive offices)
                            -------------------------
                                 MARIE C. SWIFT
                       Second Vice President and Counsel
                       New England Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02117
                     (Name and address of agent for service)

                                   Copies to:
                                 STEPHEN E. ROTH
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004
                            -------------------------


It is proposed that this filing will become effective (check appropriate box)

         [ ] immediately upon filing pursuant to paragraph (b)

         [X] on May 1, 2001 pursuant to paragraph (b)

         [ ] 60 days after filing pursuant to paragraph (a)(1)

         [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of Securities Being Registered:    Flexible Premium Adjustable Variable
Survivorship Life Insurance Policies

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                       REGISTRATION STATEMENT ON FORM S-6

                             CROSS-REFERENCE SHEET

FORM N-8B-2
ITEM NO.                 CAPTION IN PROSPECTUS
-----------              ---------------------
 1                       Cover Page
 2                       Cover Page
 3                       Inapplicable
 4                       NELICO's Distribution Agreement
 5                       NELICO
 6                       The Variable Account
 9                       Inapplicable
10(a)                    Other Policy Features
10(b)                    Policy Values and Benefits
10(c),(d),(e)            Death Benefit; Cash Value; 24 Months Conversion
                         Right; Lapse and Reinstatement; Surrender; Partial
                         Surrender; Right to Return the Policy; Loan Provision;
                         Transfer Option; Premiums; Dollar Cost Averaging;
                         Asset Rebalancing
10(f),(g),(h)            Voting Rights; Rights Reserved by NELICO;
10(i)                    Limits to NELICO's Right to Challenge the Policy;
                         Payment of Proceeds; Investment Options
11                       The Variable Account
12                       Investments of the Variable Account; NELICO's
                         Distribution Agreement
13                       Charges and Expenses; NELICO's Distribution Agreement;
                         NELICO's Income Taxes; Appendix A
14                       Amount Provided for Investment Under the Policy;
                         NELICO's Distribution Agreement
15                       Premiums
16                       Investments of the Variable Account
17                       Captions referenced under Items 10(c), (d), (e) and
                         (i) above
18                       The Variable Account; Net Investment Experience
19                       Reports; NELICO's Distribution Agreement
20                       Captions referenced under Items 6 and 10(g) above
21                       Loan Provision
22                       Inapplicable
23                       Inapplicable
24                       Limits to NELICO's Right to Challenge the Policy
25                       NELICO
26                       NELICO's Distribution Agreement

FORM N-8B-2
ITEM NO.                 CAPTION IN PROSPECTUS
-----------              ---------------------
27                       NELICO
28                       Management
29                       NELICO
30                       Inapplicable
31                       Inapplicable
32                       Inapplicable
33                       Inapplicable
34                       NELICO's Distribution Agreement
35                       NELICO
36                       Inapplicable
37                       Inapplicable
38                       NELICO's Distribution Agreement
39                       NELICO's Distribution Agreement
40                       NELICO's Distribution Agreement
41(a)                    NELICO's Distribution Agreement
42                       Inapplicable
43                       Inapplicable
44(a)                    Investments of the Variable Account; Amount Provided
                         for Investment Under the Policy;
                         Deductions from Premiums; Flexible Premiums
44(b)                    Charges and Expenses
44(c)                    Flexible Premiums; Deductions from Premiums
45                       Inapplicable
46                       Investments of the Variable Account; Captions
                         referenced under Items 10(c), (d) and (e) above
47                       Inapplicable
48                       Inapplicable
49                       Inapplicable
50                       Inapplicable
51                       Cover Page; Death Benefit; Lapse and Reinstatement;
                         Charges and Expenses; Additional Benefits by Rider;
                         24 Months Conversion Right; Payment Options; Policy
                         Owner and Beneficiary; Premiums; NELICO's Distribution
                         Agreement
52                       Rights Reserved by NELICO
53                       Tax Considerations
54                       Inapplicable
55                       Inapplicable
59                       Financial Statements

                         ZENITH SURVIVORSHIP LIFE PLUS

                          Flexible Premium Adjustable
                 Variable Survivorship Life Insurance Policies
                                   Issued by
                 New England Variable Life Separate Account of
                       New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                 (617) 578-2000

This prospectus offers individual flexible premium adjustable variable survivorship life insurance policies (the "Policies") issued by New England Life Insurance Company ("NELICO").

The Policy provides premium flexibility and a death benefit that is payable at the death of the second to die. In some cases you can choose a rider that provides a death benefit guarantee as long as your total premiums paid meet certain minimum requirements.

You may choose among five death benefit options. Three provide a fixed death benefit equal to the Policy's face amount. Two provide a death benefit that may vary daily with the investment experience of the Eligible Funds. Cash value allocated to the Eligible Funds is not guaranteed, and fluctuates daily with the investment results of the Eligible Funds.

You allocate net premiums among the investment sub-accounts of NELICO's Variable Life Separate Account (the "Variable Account"). Each sub-account of the Variable Account invests in shares of an Eligible Fund. The Eligible Funds are:

NEW ENGLAND ZENITH FUND

Back Bay Advisors Bond Income Series
Back Bay Advisors Managed Series
Back Bay Advisors Money Market Series
Capital Growth Series
Westpeak Growth and Income Series
Balanced Series
Loomis Sayles Small Cap Series
Alger Equity Growth Series
Davis Venture Value Series
Harris Oakmark Mid Cap Value Series

MFS Investors Trust Series

MFS Research Managers Series

METROPOLITAN SERIES FUND, INC.
Putnam Large Cap Growth Portfolio
Janus Mid Cap Portfolio
Russell 2000(R) Index Portfolio
Putnam International Stock Portfolio
MetLife Stock Index Portfolio*

MetLife Mid Cap Stock Index Portfolio*



Morgan Stanley EAFE(R) Index Portfolio*



Lehman Brothers(R) Aggregate Bond Index Portfolio*

State Street Research Aurora Small Cap Value Portfolio*
Janus Growth Portfolio*
State Street Research Investment Trust Portfolio*+
Franklin Templeton Small Cap Growth Portfolio*+
Neuberger Berman Partners Mid Cap Value Portfolio*+
MET INVESTORS SERIES TRUST

MFS Mid-Cap Growth Portfolio*+



PIMCO Innovation Portfolio*+

VARIABLE INSURANCE PRODUCTS FUND ("VIP")
Overseas Portfolio
Equity-Income Portfolio
High Income Portfolio
VARIABLE INSURANCE PRODUCTS FUND II ("VIP II")
Asset Manager Portfolio

AMERICAN FUNDS INSURANCE SERIES

American Funds Growth Fund*

American Funds Growth-Income Fund*



American Funds Global Small Capitalization Fund*


You may also allocate net premiums to a Fixed Account in most states. Limits apply to transfers to and from the Fixed Account. Generally, you receive Zenith Money Market Sub-Account performance until the day that we mail the confirmation for the initial premium (in some states, until 15 days after the date we mail the initial premium confirmation). Thereafter, we invest the Policy's cash value according to your instructions.


You may cancel the Policy during the "Right to Return the Policy" period. In addition, replacing existing insurance with the Policy might not be to your advantage. Before you buy a Policy, ask your registered representative if changing, or adding to, current insurance coverage would be advantageous.

------------
* Availability is subject to any necessary state insurance department approvals.


+ Scheduled to be available in the fourth quarter of 2001.


NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS
HTTP://WWW.SEC.GOV.

THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                  MAY 1, 2001

                               TABLE OF CONTENTS


                                                              PAGE
                                                              -----
GLOSSARY....................................................    A-4
INTRODUCTION TO THE POLICIES................................    A-5
    The Policies............................................    A-5
    Availability of the Policy..............................    A-6
    Policy Charges..........................................    A-6
    How the Policy Works....................................    A-7
    Receipt of Communications and Payments at NELICO's Home
     Office.................................................    A-8
    NELICO..................................................    A-8
POLICY VALUES AND BENEFITS..................................   A-10
    Death Benefit...........................................   A-10
    Guaranteed Death Benefit Rider..........................   A-11
    Expanded Death Benefit Rider............................   A-12
    Change in Death Benefit Option..........................   A-12
    Death Proceeds Payable..................................   A-12
    Cash Value..............................................   A-13
    Net Investment Experience...............................   A-13
    Allocation of Net Premiums..............................   A-13
    Amount Provided for Investment under the Policy.........   A-13
    Right to Return the Policy..............................   A-14
CHARGES AND EXPENSES........................................   A-14
    Deductions from Premiums................................   A-14
    Surrender Charge........................................   A-15
    Monthly Deduction from Cash Value.......................   A-16
    Charges Against the Eligible Funds......................   A-18
    Group or Sponsored Arrangements.........................   A-21
PREMIUMS....................................................   A-21
    Flexible Premiums.......................................   A-21
    Lapse and Reinstatement.................................   A-22
OTHER POLICY FEATURES.......................................   A-22
    Loan Provision..........................................   A-22
    Surrender...............................................   A-23
    Partial Surrender.......................................   A-23
    Reduction in Face Amount................................   A-24
    Investment Options......................................   A-24
    Transfer Option.........................................   A-24
    Dollar Cost Averaging...................................   A-25
    Asset Rebalancing.......................................   A-25
    Payment of Proceeds.....................................   A-26
    Conversion Rights.......................................   A-26
    Policy Split Rider......................................   A-27
    Payment Options.........................................   A-27
    Additional Benefits by Rider............................   A-28
    Policy Owner and Beneficiary............................   A-28
THE VARIABLE ACCOUNT........................................   A-29
    Investments of the Variable Account.....................   A-29
    Investment Management...................................   A-31
    Substitution of Investments.............................   A-32
    Share Classes of the Eligible Funds.....................   A-32

                                                              PAGE
                                                              -----
THE FIXED ACCOUNT...........................................   A-32
    General Description.....................................   A-33
    Values and Benefits.....................................   A-33
    Policy Transactions.....................................   A-33
DISTRIBUTION OF THE POLICIES................................   A-34
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY............   A-35
    Notification of First Death.............................   A-35
    Misstatement of Age or Sex..............................   A-35
    Suicide.................................................   A-35
TAX CONSIDERATIONS..........................................   A-35
    Introduction............................................   A-35
    Tax Status of the Policy................................   A-35
    Tax Treatment of Policy Benefits........................   A-36
    NELICO's Income Taxes...................................   A-38
MANAGEMENT..................................................   A-38
VOTING RIGHTS...............................................   A-40
RIGHTS RESERVED BY NELICO...................................   A-41
TOLL-FREE NUMBERS...........................................   A-41
REPORTS.....................................................   A-41
ADVERTISING PRACTICES.......................................   A-41
LEGAL MATTERS...............................................   A-42
REGISTRATION STATEMENT......................................   A-42
EXPERTS.....................................................   A-42
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES,
  NET CASH VALUES AND ACCUMULATED SCHEDULED PREMIUMS........   A-43
APPENDIX B: INVESTMENT EXPERIENCE INFORMATION...............   A-48
APPENDIX C: LONG TERM MARKET TRENDS.........................   A-63
APPENDIX D: USES OF SURVIVORSHIP LIFE INSURANCE.............   A-64
APPENDIX E: TAX INFORMATION.................................   A-65
APPENDIX F: CASH VALUE ACCUMULATION TEST AND GUIDELINE
  PREMIUM TEST..............................................   A-66
FINANCIAL STATEMENTS........................................   AA-1

                                    GLOSSARY

ACCOUNT.  A sub-account of the Variable Account or the Fixed Account.

AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

BENCHMARK PREMIUM. We use the Benchmark Premium to determine the amount of Surrender Charge that may apply on a surrender, partial surrender, lapse or face amount reduction. It is the same as the Target Premium for the base Policy only and does not include amounts which riders contribute to the Policy's total Target Premium.

CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Variable Account, the amount held in the Fixed Account and, if there is an outstanding policy loan, the amount of its cash value held in our general account as a result of the loan.

EXCESS POLICY LOAN. When Policy loans plus accrued interest exceed the Policy's cash value less the applicable Surrender Charge.

FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

INVESTMENT START DATE. This is the latest of the date we receive a premium payment for the Policy, the date each of the insureds has signed his/her Part II of the Policy application (if any is required) and the Policy Date.

NET CASH VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any applicable Surrender Charge and by any outstanding Policy loan and accrued interest.

NET INVESTMENT EXPERIENCE. For any period, a sub-account's net investment experience equals the investment experience of the underlying Eligible Fund's shares for the same period, reduced by the amount of charges against the sub-account for that period.

PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium can be a fixed amount or can vary over time and is subject to certain limits under the Policy. Payments in addition to any Planned Premium are called unscheduled payments in the Policy and can be paid at any time, subject to certain limits.

PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.


POLICY DATE. If you make a premium payment with the application, the Policy Date is generally the later of the date each of the insureds has signed his/her
Part II of the application (if any) and receipt of the premium payment. If you choose to pay the initial premium upon delivery of the Policy, we issue the Policy with a Policy Date which is generally up to 31 days after issue. When you receive the Policy, you will have an opportunity to redate it to a current date.


TARGET PREMIUM. We use the Target Premium to determine the level of sales charge that applies to your premium payments, and also sales commissions. The Target Premium varies with (i) each $1,000 of face amount, (ii) the sex and underwriting class of each insured and their average issue age, and (iii) certain riders. The dollar amount of your Target Premium appears in Section 1 of your Policy as the amount to which the maximum premium load applies.

YOU.  "You" refers to the Policy Owner.

                          INTRODUCTION TO THE POLICIES

THE POLICIES

The Policies are designed to provide lifetime insurance coverage for two insureds payable at the death of the second to die. They are not offered primarily as an investment.

Here is a summary of the Policy's basic features. You should read the prospectus for more complete information.

    -- You can make premium payments under the Policy based on a schedule you determine, subject to some limits. We can limit or prohibit unscheduled payments in some situations, including cases where an insured is in a substandard risk class. (See "Premiums".)

    -- You can allocate net premiums to one or more of the sub-accounts of the Variable Account corresponding to mutual fund portfolios, in some cases after an initial period in the Zenith Back Bay Money Market Sub-Account. (See "Allocation of Net Premiums" and "Investment Options".)

    -- The mutual fund portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, managed and balanced funds, and a money market fund. You may allocate your Policy's cash value to a maximum of nine accounts (including the Fixed Account) at any one time. (See "Investments of the Variable Account".)

    -- If the Fixed Account is available in your state, you may also allocate funds to that account. We provide guarantees of Fixed Account principal and Interest. SPECIAL LIMITS APPLY TO TRANSFERS OF CASH VALUE FROM THE
                      --------------------------------------------------------
        FIXED ACCOUNT. We have the right to restrict transfers of cash value and
        --------------
        allocations of premiums into the Fixed Account. (See "The Fixed
        Account".)

    -- The cash value of the Policy will vary daily based on the net investment experience of your Policy's sub-accounts and the amount of interest credited to your Policy's cash value in the Fixed Account. (See "Cash Value", "Charges and Expenses", "Premiums", "Loan Provision" and "Partial Surrender".)

    -- The portion of the cash value in the sub-accounts is not guaranteed. You bear the investment risk on this portion of the cash value. (See "Cash Value".)

    -- You may choose among five death benefit options under the Policy. The three level options provide a death benefit equal to the Policy's face amount. The two variable options provide a death benefit equal to the face amount plus any cash value, which varies with the net investment experience of your Policy's sub-accounts and the rate of interest credited on your cash value in the Fixed Account. The death benefit under each option could increase to satisfy tax law requirements if the cash value reaches certain levels. One of the level and one of the variable options provide for an enhanced increase. (See "Death Benefit".)

    -- If it is available to you and you elect the Guaranteed Death Benefit Rider, then regardless of investment experience, the death benefit is guaranteed not to be less than the Policy's face amount, as long as the total amount of premiums paid less any partial surrenders and outstanding Policy loan balance at least equals certain minimum amounts. (See "Death Benefit" and "Minimum Guaranteed Death Benefit".)

    -- You may change your allocation of future net premiums at any time. (See "Allocation of Net Premiums" and "Investment Options".)

    -- Once we mail the confirmation of the first premium (in some states, 15 days after that) the Policy allows you to transfer cash value among the sub-accounts and, generally, to the Fixed Account up to four times in a Policy year (twelve times in a Policy year for Policies issued in New
        York) without our consent. Currently we do not limit the number of sub-account transfers you may make in a Policy year. Transfers and allocations involving the Fixed Account are subject to some limits. (See "Transfer Option" and "The Fixed Account-- Policy Transactions".)

    -- A loan privilege and a partial surrender feature are available. (See "Loan Provision" and "Partial Surrender".)

    -- Death benefits paid to the beneficiary generally are not subject to Federal income tax. Under current law, we believe it is reasonable to conclude that undistributed increases in cash value should not be taxable to you. (See "Tax Considerations".)

    -- Loans, assignments and other pre-death distributions may have tax consequences depending primarily on the amount which you have paid into the Policy but also on any "material change" in the terms or benefits of the Policy or any death benefit reduction. If premium payments, a death benefit reduction, or a material change cause the Policy to become a "modified endowment contract", then pre-death distributions (including loans) will be included in income on an income first basis, and a 10% penalty tax may be imposed on income distributed before the Policy Owner attains age 59 1/2. Tax considerations may therefore influence the amount and timing of premium payments and certain Policy transactions which you choose to make. (See "Tax Considerations".)

    -- If the Policy is not a modified endowment contract, we believe that loans under the Policy should generally not be taxable to you as long as the Policy has not lapsed, been surrendered or terminated. (However, the issue is not free from doubt and a tax adviser should be consulted about such loans.) With some exceptions, other pre-death distributions under a Policy that is not a modified endowment contract are includible in income only to the extent they exceed your investment in the Policy. (See "Tax Considerations".)

    -- During the "Right to Return the Policy" period you can return the Policy for a refund. In some states we are required to refund premiums paid; in other states, we refund an amount that reflects investment experience and certain charges. (See "Right to Return the Policy".)

    -- Within 24 months after a Policy's date of issue, you may exercise the Policy's 24 Months Conversion Right. If you do, we allocate all or part of your Policy's cash value and future premiums to the Fixed Account. The purpose of the 24 Months Conversion Right is to offer you fixed Policy values and benefits. (See "24 Months Conversion Right" for more information on this provision and its variations under Policies issued in Maryland, Connecticut and New York.)

In many respects the Policies are similar to fixed-benefit survivorship universal life insurance. Like survivorship universal life insurance, the Policies provide for a death benefit upon the death of the second insured, flexible premiums, a cash value, and loan privileges.

The Policies are different from fixed-benefit survivorship universal life insurance in that the death benefit may, and the cash value will, vary to reflect the investment experience of the selected sub-accounts.

The Policies are designed to provide insurance protection. Although the underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest, in many ways the Policies differ from mutual fund investments. The main differences are:

    -- The Policy provides a death benefit based on our assumption of an actuarially calculated risk.

    -- If the net cash value is not sufficient to pay a Monthly Deduction the Policy may lapse with no value unless you pay additional premiums. If the Policy lapses when Policy loans are outstanding, adverse tax consequences may result.

    -- In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

    --  The Variable Account, not the Policy Owner, owns the mutual fund shares.

    -- Federal income tax liability on any earnings is generally deferred until you receive a distribution from the Policy. Transfers from one underlying fund portfolio to another do not incur tax liability under current law.

    --  Dividends and capital gains are automatically reinvested.

For a discussion of some of the uses of the Policies, see "Appendix D: Uses of Survivorship Life Insurance".

AVAILABILITY OF THE POLICY

The Policies are available for insureds from the age of 20 to 85, and, if we consent, to older or younger insureds. All persons must meet our underwriting and other requirements. The minimum face amount available is $100,000 unless we consent to a lower amount. The Policies are not available to employee benefit plans qualified under Section 401 of the Internal Revenue Code, except with our consent. For a tax-qualified pension plan, the tax deferred accrual feature is provided by the plan. Therefore, there should be reasons other than tax deferral for acquiring a life insurance policy within a tax-qualified pension plan.


We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect your sub-account performance and cash values. To obtain more information about these other policies, contact our Home Office or your registered representative.



For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies".


POLICY CHARGES

For a description of Policy charges, see "How the Policy Works" on the next page and the section "Charges and Expenses" later in the prospectus.

HOW THE POLICY WORKS   [HOW THE POLICY WORKS FLOW CHART]
PREMIUM PAYMENTS
-Flexible
-Planned premium options
-Minimum premium (in first three Policy years)
-Guaranteed Death Benefit Premium (to age 100 of younger insured) (a rider benefit that is available only if you choose death benefit Option 4; not available if you choose "Outside Term")
CHARGES FROM PREMIUM PAYMENTS
-Sales Load:
 - yr. 1: 26.5% up to Target Premium and 4% above Target
 - yrs. 2-10: 11.5% (9% if face amount is at least $1 million) up to Target Premium and 4% above Target
 - yrs. 11+: 4% of premiums
-State Premium Tax Charge: 2.5%
-Charge for Federal Taxes: 1%
LOANS
-After we mail the initial premium confirmation, you may borrow a portion of your cash value
-Loan interest charge is 4.35%. We transfer loaned funds out of the Eligible Funds into the General Account where we credit them with 4.0% interest. RETIREMENT BENEFIT
-Fixed settlement options are available for policy proceeds

CASH VALUES
-Net premium payments invested in your choice of Eligible Fund investments (generally after an initial period during which net investment experience equal to that of the Zenith Money Market Sub-Account may be credited) or the Fixed Account
-The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy
-We do not guarantee the cash value invested in the Eligible Funds
-Any earnings you accumulate are generally free of any current income taxes
-You may change the allocation of future net premiums at any time. You may currently transfer funds among investment options (and to the Fixed Account) once we mail the initial premium confirmation (in some states, 15 days after that). Currently we do not limit the number of sub-account transfers you can make in a Policy year. We limit the timing, frequency and amount of transfers from (and in some cases to) the Fixed Account
-You may allocate your cash value among a maximum of nine accounts at any one time
DEATH BENEFIT
-Paid upon the 2nd death
-Level or Variable Death Benefit Options apply until age 100 of the younger insured
-Guaranteed not to be less than face amount (less any loan balance) if Guaranteed Death Benefit rider is in effect (available in certain circumstances) -Income tax free to named beneficiary
-Death benefit will not be less than that required by federal tax law, using tax law test you select (guideline premium or cash value accumulation). Only the cash value accumulation test is available in Florida.
-If you add Survivorship Level Term Insurance coverage, you elect whether to include it in the calculation of the base Policy death benefit or simply add the term proceeds to the base Policy proceeds. In New York any term proceeds must be added to the base Policy proceeds ("Outside Term").
-Death benefit on or after age 100 of the younger insured equals the cash value, unless the Policy has an Expanded Death Benefit rider, or a Guaranteed Death Benefit rider that was in effect at age 100 of the younger insured. In New York the Policy matures for the net cash value at age 100 of the younger insured. DAILY DEDUCTIONS FROM ASSETS
-Investment advisory fees and other expenses are deducted from the Eligible Fund values (currently .28% to 1.14%)
BEGINNING OF MONTH CHARGES
-We deduct the cost of insurance protection (reflecting any rated classification) from the cash value each month
-Any Rider Charges
-Policy Fee: currently $10.50 (not to exceed $12.50) per month in years 1-3 and $3.50 (not to exceed $5.50; $12.50 in New Jersey) per month thereafter -Mortality and Expense Risk Charge at an annual rate of .90% in the first 10 Policy years and .45% thereafter (applied against cash value in the Variable Account and any cash value in the general account that represents a Policy loan) -Administrative Charge: currently $0.07 per $1000 of face amount (base Policy and Survivorship Level Term Insurance) monthly (not to exceed $0.08 per $1000) in first three Policy years; $0.05 per $1000 (not to exceed $0.06 per $1000; $0.08 per $1000 in New Jersey) thereafter (if face amount is $1 million or more, $0.025 per $1000, not to exceed $0.035 per $1000, thereafter; $0.08 per $1000 in
New Jersey). If either insured is in a class below standard, we add $0.02 per $1000 to the current and guaranteed charges, in years four through six (if only one insured is below standard), or years four through nine (if both insureds are below standard).
-Guaranteed Death Benefit Rider Charge (if rider selected): $.01 per $1000 of face amount (base Policy and any joint or single life term rider) monthly. SURRENDER CHARGE
-Applies on lapse, surrender, face reduction or partial surrender that causes a face reduction in the first 15 Policy years (or until age 100 of younger insured, if earlier). Maximum charge occurs in first Policy year and equals 90% of the lesser of: premiums paid and Benchmark Premium (90% of Benchmark Premium in New York). (Percentage is lower for insureds with average issue age above 52.) Charge reduces monthly over remainder of surrender charge period.
LIVING BENEFITS
-If policyholder has elected and qualified for benefits for disability of covered insured who becomes totally disabled, we will provide specified premium amounts or waive monthly charges, depending on the option selected, during the period of disability up to certain limits
-You may surrender the Policy at any time for its cash surrender value
-Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender
-Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value
-Subject to our rules, you may reinstate a lapsed Policy within seven years of date of lapse if it has not been surrendered

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S HOME OFFICE

We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open.

NELICO

NELICO was organized as a stock life insurance company in Delaware in 1980 and is licensed to sell life insurance in all states, the District of Columbia and Puerto Rico. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is One Madison Avenue, New York, NY 10010. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company", and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is now at 501 Boylston Street, Boston, Massachusetts 02116. NELICO's mailing address is: P.O. Box 9116, Boston, Massachusetts 02117.

The chart on the next page illustrates the relationship of NELICO, the Fixed Account, the Variable Account and the Eligible Funds.

------------------------------------------------------------------------------------------------------------------------------------
                                                     NELICO
------------------------------------------------------------------------------------------------------------------------------------
               (Insurance company subsidiary of MetLife)

               We deduct charges.

               We allocate net premiums and net unscheduled payments to your choice of sub-accounts in the Variable Account or to the Fixed Account.
        ----------------------------------------------------------------------------------------------------------------------------
                                                  VARIABLE ACCOUNT
        ----------------------------------------------------------------------------------------------------------------------------
        Zenith   Zenith  Zenith  Zenith  Zenith   Zenith  Zenith  Zenith  Zenith  Zenith  Zenith    Zenith   Metro-  Metro-  Metro-
        Capital  Back    Back    Back    Westpeak Loomis  Bal-    Alger   Davis   Harris  MFS       MFS      politan politan politan
        Growth   Bay     Bay     Bay     Growth   Sayles  anced   Equity  Venture Oakmark Investors Research Putnam  Janus   Russell
        Sub-     Bond    Money   Man-    and      Small   Sub-    Growth  Value   Mid Cap Trust     Managers Large   Mid Cap 2000
        Account  Income  Market  aged    Income   Cap     Account Sub-    Sub-    Value   Sub-      Sub-     Cap     Sub-    Index
Fixed            Sub-    Sub-    Sub-    Sub-     Sub-            Account Account Sub-    Account   Account  Growth  Account Sub-
Account          Account Account Account Account  Account                         Account                    Sub-            Account
                                                                                                             Account

        ----------------------------------------------------------------------------------------------------------------------
                                                  VARIABLE ACCOUNT
        ----------------------------------------------------------------------------------------------------------------------
        Metro-   Metro-  Metro-   Metro-   Metro-    Metro-   Metro-  Metro-  Metro-    Metro-    Met       Met       VIP
        politan  politan politan  politan  politan   politan  politan politan politan   politan   Investors Investors Equity-
        Putnam   MetLife MetLife  Morgan   Lehman    State    Janus   State   Franklin  Neuberger MFS Mid-  PIMCO     Income
        Inter-   Stock   Mid Cap  Stanley  Brothers  Street   Growth  Street  Templeton Berman    Cap       Innova-   Sub-
        national Index   Stock    EAFE     Aggregate Research Sub-    Invest- Small     Partners  Growth    tion      Account
        Stock    Sub-    Index    Index    Bond      Aurora   Account ment    Cap       Mid Cap   Sub-      Sub-
        Sub-     Account Sub-     Sub-     Index     Small            Trust   Growth    Value     Account   Account
        Account          Account  Account  Sub-      Cap              Sub-    Sub-      Sub-
                                           Account   Value            Account Account   Account
                                                     Sub-
                                                     Account

        ------------------------------------------------------
                       VARIABLE ACCOUNT
        ------------------------------------------------------
        VIP      VIP     VIP II    American American American
        Over-    High    Asset     Funds    Funds    Funds
        seas     Income  Manager   Growth   Growth   Global
        Sub-     Sub-    Sub-      Sub-     Income   Small
        Account  Account Account   Account  Sub-     Capital-
                                            Account  ization
                                                     Sub-
                                                     Account
        ------------------------------------------------------
Premiums and
 Unscheduled
    Payments

Sub-accounts
buy shares of the
Eligible Funds

        ----------------------------------------------------------------------------------------------------------------------------
                                            NEW ENGLAND ZENITH FUND                                             METROPOLITAN SERIES
                                                                                                                     FUND, INC.
        -----------------------------------------------------------------------------------------------------  ---------------------
        Capital Back     Back     Back     Westpeak Loomis Balanced Alger  Davis   Harris  MFS       MFS       Putnam Janus  Russell
        Growth  Bay      Bay      Bay      Growth   Sayles Series   Equity Venture Oakmark Investors Research  Large  Mid    2000
        Series  Advisors Advisors Advisors and      Small           Growth Value   Mid Cap Trust     Managers  Cap    Cap    Index
                Bond     Money    Managed  Income   Cap             Series Series  Value   Series    Series    Growth Port-  Port-
                Income   Market   Series   Series   Series                         Series                      Port-  folio  folio
                Series   Series                                                                                folio

        --------------------------------------------------------------------------------------------------------
                                    METROPOLITAN SERIES FUND, INC.                                MET INVESTORS
                                                                                                  SERIES TRUST
        --------------------------------------------------------------------------------------- ----------------
        Putnam   MetLife MetLife Morgan  Lehman    State    Janus  State    Franklin  Neuberger  MFS     PIMCO
        Inter-   Stock   Mid Cap Stanley Brothers  Street   Growth Street   Templeton Berman     Mid Cap Inno-
        national Index   Stock   EAFE    Aggregate Research Port-  Research Small Cap Partners   Growth  vation
        Stock    Port-   Index   Index   Bond      Aurora   folio* Invest-  Growth    Mid Cap    Port-   Port-
        Port-    folio*  Port-   Port-   Index     Small           ment     Port-     Value      folio*+ folio*+
        folio            folio*  folio*  Port-     Cap             Trust    folio*+   Port-
                                         folio*    Value           Port-              folio*+
                                                   Port-           folio*+
                                                   folio*

       ---------------------------------------------------------------------------------------
                                     VIP
                 VIP                 II       AMERICAN FUNDS INSURANCE SERIES
       --------------------------  ---------  --------------------------------
        Equity-Overseas  High      Asset      American  American  American
        Income Portfolio Income    Manager    Funds     Funds     Funds
        Port-            Port-     Portfolio  Growth    Growth-   Global
        folio            folio                Fund*     Income    Small
                                                        Fund*     Capital-
                                                                  ization
                                                                  Fund*
       ---------------------------------------------------------------------------------------
       Eligible Funds buy portfolio investments to support values and benefits of the Policies.
       * Availability is subject to any necessary state insurance department approvals.
       + Scheduled to be available in the fourth quarter of 2001.



    THIS PROSPECTUS PROVIDES A GENERAL DESCRIPTION OF THE POLICY. POLICIES ISSUED IN YOUR STATE MAY PROVIDE DIFFERENT FEATURES AND BENEFITS FROM, AND IMPOSE DIFFERENT COSTS THAN, THOSE DESCRIBED IN THIS PROSPECTUS. YOUR ACTUAL POLICY AND ANY ENDORSEMENTS ARE THE CONTROLLING DOCUMENTS. YOU SHOULD READ THE POLICY CAREFULLY FOR ANY VARIATIONS IN YOUR STATE.


                           POLICY VALUES AND BENEFITS

DEATH BENEFIT

The death benefit is payable to the beneficiary at the death of the second insured to die.

CHOICE OF TAX TEST. The Internal Revenue Code requires that the Policy's death benefit (including any Survivorship Level Term Insurance rider) not be less than certain amounts defined in the Code. When you apply for your Policy, you select which tax law test will apply to the death benefit. You will choose between: (1) the cash value accumulation test, and (2) the guideline premium test. For Policies issued in Florida, you may select only the cash value accumulation test as the tax law test that will apply to the death benefit under your Policy.

Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value (plus the portion of any Monthly Deduction to the date of death), times the net single premium factor set by the Internal Revenue Code. The net single premium factors are shown in the Policy based on the age of the younger insured at the start of the Policy year. Net single premium factors vary based on each insured's sex, underwriting class and age at issue, and the Policy year. Sample net single premium factors appear in Appendix F.

If you select the guideline premium test, one of two death benefit "corridors" will apply.

Under the basic IRS GUIDELINE PREMIUM TEST, the death benefit will not be less than the cash value (plus the portion of any Monthly Deduction to the date of death), times the corridor factor set by the Internal Revenue Code. The corridor factors vary by and are shown based on the age of the younger insured at the start of the Policy year. See Appendix F.

Under the GUIDELINE PREMIUM TEST WITH ENHANCED CORRIDOR, the death benefit will not be less than the cash value (plus the portion of any Monthly Deduction to the date of death), times a corridor factor. Until age 81 of the younger insured, these corridor factors are the same as under the basic guideline premium test. Beginning at age 81 of the younger insured, until age 100 of that insured, we use an enhanced corridor factor. The enhanced corridor is greater than under the basic IRS guideline premium test, resulting in a potentially larger death benefit than required by tax law. See Appendix F.

DEATH BENEFIT OPTIONS--TO AGE 100. When you apply for a Policy you select among five death benefit options. These options apply until age 100 of the younger insured.

The OPTION 1 death benefit equals the greater of the FACE AMOUNT and the death benefit required by the GUIDELINE PREMIUM TEST WITH THE ENHANCED CORRIDOR.

The OPTION 2 death benefit equals the greater of the FACE AMOUNT and the death benefit required by the GUIDELINE PREMIUM TEST.

The OPTION 3 death benefit equals the greater of the FACE AMOUNT PLUS THE CASH VALUE, and the death benefit required by the GUIDELINE PREMIUM TEST WITH THE ENHANCED CORRIDOR.

The OPTION 4 death benefit equals the greater of the FACE AMOUNT and the death benefit required by the CASH VALUE ACCUMULATION TEST.

The OPTION 5 death benefit equals the greater of the FACE AMOUNT PLUS THE CASH VALUE, and the death benefit required by the CASH VALUE ACCUMULATION TEST.

THE GUARANTEED DEATH BENEFIT RIDER IS ONLY AVAILABLE IF YOU SELECT OPTION 4. (SEE "GUARANTEED DEATH BENEFIT RIDER" BELOW.)


TERM RIDER "IN" OR "OUT". If you add a Survivorship Level Term Insurance Rider to your Policy, you can have the face amount of the rider added to the face amount of the base Policy for purposes of calculating the base Policy death benefit under your chosen death benefit option. If you do not choose to do this, then the face amount of the rider will simply be added to the Policy proceeds. If you include the rider coverage in the calculation of the death benefit ("Inside Term"), the Policy may provide greater potential for the cash value to grow relative to the death benefit. If you do not include the rider coverage in the calculation of the death benefit ("Outside Term"), the Policy may provide greater potential for a higher death benefit relative to the cash value (as described above); also, you may be able to convert "Outside Term" (but not "Inside Term") coverage to permanent insurance. If you choose "Outside Term," any death benefit increases required by the

Internal Revenue Code will be triggered earlier than would be the case with "Inside Term." These increases lead to a higher death benefit and higher cost of insurance charges.

With our consent, you may change your choice at any time. However, to change from Inside Term to Outside Term, we require satisfactory evidence of insurability.

To have both the Guaranteed Death Benefit Rider and the Survivorship Level Term Insurance Rider, you must elect "Inside Term". See "Guaranteed Death Benefit Rider" below.

For Policies issued in New York, the Survivorship Level Term Insurance Rider is available only as "Outside Term." You cannot choose to have both the guaranteed Death Benefit Rider and the Survivorship Level Term Insurance Rider in New York.

AGE 100. If the death benefit is payable on or after age 100 of the younger insured, it equals the cash value on the date of death. However, if at age 100 of the younger insured, the Policy has a Guaranteed Death Benefit Rider and that benefit is in effect, the death benefit will equal the face amount if it exceeds the cash value. In addition, if the Policy has an Expanded Death Benefit Rider, the death benefit will equal the smallest face amount that was in effect since age 80 of the younger insured (or since the Policy Date if the younger insured was older than 80 on that date), if this amount is greater than the death benefit that would otherwise be payable. For Policies issued in New York, your Policy will mature at age 100 of the younger insured for the net cash value.

GUARANTEED DEATH BENEFIT RIDER

Subject to state availability, if you choose death benefit Option 4, you may also choose at issue the Guaranteed Death Benefit Rider. (If you elect a Survivorship Level Term Insurance Rider, you must elect "Inside Term" in order to choose or keep the Guaranteed Death Benefit Rider.)

If you elect this benefit, we determine whether the "No Lapse Guarantee Benefit" is in effect on the first day of each Policy month until the younger insured reaches age 100. If the benefit is in effect, the Policy will not lapse even if the net cash value is less than the Monthly Deduction for that month.

We determine if the benefit is in effect as follows. On the first day of a Policy month, if the total premiums you have paid, less all partial surrenders, less any Policy loan balance, and less any cash value paid to you to allow the Policy to continue to qualify as life insurance under the tax law, are at least equal to: the Guaranteed Death Benefit Fund value for the prior year (shown in the rider), plus 1/12 of the Guaranteed Death Benefit premium (shown in Section 1 of your Policy) for each completed Policy month of the current Policy year, then the No Lapse Guarantee Benefit will apply for that month.

We recalculate the Guaranteed Death Benefit Premium if:

    --  you reduce the face amount

    --  you make a partial surrender that reduces the face amount

    --  you increase or decrease rider coverage

    --  a correction is made in the insurance age of either insured

    --  the underwriting class of the Policy and its riders is improved.

When testing whether the No Lapse Guarantee Benefit is in effect, we use the Policy's original Guaranteed Death Benefit premium for the period of time it was in effect, and each recalculated Guaranteed Death Benefit premium for the period of time it was in effect.

If you elect this rider, the Monthly Deduction will include a charge for the rider, even if the No Lapse Guarantee Benefit is not effective, until the Policy anniversary when the younger insured reaches age 100, unless you request that the rider terminate before then.

A change in death benefit option, addition of a Survivorship Level Term Insurance Rider as "Outside Term", or a change under that rider from "Inside Term" to "Outside Term", will terminate the Guaranteed Death Benefit Rider. For Policies issued in New York, the guaranteed Death Benefit Rider will terminate upon a change in death benefit option, the addition of a Survivorship Level Term Insurance Rider and at age 100 of the younger insured.

We can restrict any unplanned premium payment that would increase your Policy's death benefit by more than it would increase cash value. (See "Flexible Premiums".) This could prevent you from making unplanned premium payments that are necessary to keep the No Lapse Guarantee Benefit in effect.

EXPANDED DEATH BENEFIT RIDER

Subject to state availability, you can purchase the Expanded Death Benefit Rider. You may add the rider to your Policy at issue or at any time until the insureds' average age reaches 90. (See "Surrender Charge" for the rules we use when calculating an average age.)

If you choose this rider, then the death benefit on and after age 100 of the younger insured will at least be equal to the lowest face amount that was in effect since age 80 of the younger insured (or since the Policy Date, if the younger insured was older than 80 on that date). See "Age 100" above for how we determine the death benefit on and after age 100 of the younger insured.

If you elect this rider, the Monthly Deduction will include a charge for the rider until the Policy anniversary when the younger insured reaches age 100, unless you request that the rider terminate before then.

CHANGE IN DEATH BENEFIT OPTION

After the first Policy year and before the younger insured's age 100, you may change your death benefit option by written request to our Home Office. The request will be effective on the first day of the Policy month on or after we receive it. A change in death benefit option may have tax consequences. (See "Tax Considerations".) For Policies issued in New York, we will not allow changes in the death benefit option during the grace period.

You can change among the three options that use a guideline premium test or between the two that use the cash value accumulation test, but not between a guideline premium test option and a cash value accumulation test option.

If you change from Option 1 or 2 (face amount options) to Option 3 (face amount plus cash value option), or from Option 4 (face amount option) to Option 5 (face amount plus cash value option), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $100,000 requires our consent. We may also decrease any rider benefits under the Policy. A partial surrender of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. No Surrender Charge applies in that situation.

If you change from Option 3 (face amount plus cash value option) to Option 1 or 2 (face amount options), or from Option 5 (face amount plus cash value option) to Option 4 (face amount option), we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change.

If you change from Option 1 or 3 (enhanced corridor options) to Option 2, in most cases we reduce the Policy's death benefit amount if the enhanced corridor increases are in effect; the death benefit usually remains the same if they are not in effect.

Changes from Option 2 to Option 1 or 3 (enhanced corridor options) require underwriting approval, and both insureds must be living if the amount at risk under the Policy would increase.

DEATH PROCEEDS PAYABLE


The death proceeds we pay are equal to the death benefit on the date of the second insured's death, reduced by any outstanding loan and accrued loan interest on that date. If the death occurs during the grace period, we reduce the proceeds by the Amount Due, to cover unpaid Monthly Deductions to the date of death. (See "Lapse and Reinstatement".) We increase the death proceeds (1) by any rider benefits payable that are not already included in the base Policy's death benefit and (2) by any Monthly Deduction made for a period beyond the date of the second insured's death. Under Policies issued in New York, the death benefit payable during the grace period will equal the death benefit in effect immediately prior to the start of the grace period, or if greater, the death benefit on the date of death, less the unpaid Monthly Deductions to the date of death.


We may adjust the death proceeds if either insured's age or sex was misstated in the application, if death results from either insured's suicide within two years (less in some states) from the Policy's date of issue, or if a rider limits the death benefit. (See "Limits to NELICO's Right to Challenge the Policy".)

CASH VALUE

Your Policy's total cash value includes its cash value in the Variable Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in our general account as a result of the loan. The cash value reflects:

    -- net premium payments

    -- the net investment experience of the Policy's sub-accounts

    -- interest credited to cash value in the Fixed Account

    -- interest credited to amounts held in the general account for a Policy loan

    -- the death benefit option you choose

    -- Policy charges

    -- partial surrenders

    -- transfers among the sub-accounts and Fixed Account

We pay you the NET cash value if you surrender the Policy. It equals the cash value minus any outstanding Policy loan (plus interest) and any Surrender Charge that applies. If you surrender during the grace period, we also deduct the Amount Due to cover the Monthly Deduction to the date of surrender. (See "Loan Provision", "Surrender Charge", "Monthly Deduction from Cash Value" and "Lapse and Reinstatement".)

The Policy's cash value in the Variable Account may increase or decrease daily depending on net investment experience. Poor investment experience can reduce the cash value to zero. YOU HAVE THE ENTIRE INVESTMENT RISK FOR THE CASH VALUE IN THE VARIABLE ACCOUNT.

NET INVESTMENT EXPERIENCE

The net investment experience of the sub-accounts affects the Policy's cash value and, in some cases, the death benefit. We determine the net investment experience of each sub-account as of the close of regular trading on the New York Stock Exchange on each day when the Exchange is open for trading.

A sub-account's net investment experience for any period is based on the investment experience of the underlying Eligible Fund shares for the same period.

The investment experience of the Eligible Fund shares for any period is the increase or decrease in their net asset value for the period, increased by the amount of any dividends or capital gains distributions on the shares during the period. Dividends and capital gains distributions on Eligible Fund shares are reinvested in additional shares of the Eligible Fund.

ALLOCATION OF NET PREMIUMS

Your cash value is held in the general account of NELICO or an affiliate until we issue the Policy. We credit the first net premium with net investment experience equal to that of the Zenith Back Bay Money Market Sub-Account from the investment start date until the day that we mail the confirmation for the initial premium (in states that require a refund of premiums if you exercise the Right to Return the Policy, until 15 days after we mail the initial premium confirmation). (The "investment start date" is defined below.) Then, we allocate the cash value to the sub-accounts as you choose. We allocate the amounts you allocated to the Fixed Account as of the investment start date. You can allocate to a maximum of nine accounts (including the Fixed Account) at any one time.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

INVESTMENT START DATE. The investment start date is the latest of: the date when we first receive a premium payment for the Policy, the date each of the insureds has signed his/her Part II of the Policy application (if any is required) and the Policy Date. (For this purpose, receipt of the premium payment means receipt by your registered representative, if the payment is made with the application; otherwise, it means receipt by the Home Office, or by a NELICO agency if earlier.)

PREMIUM WITH APPLICATION. If you make a premium payment with the application, the Policy Date is generally the later of the date each of the insureds has signed his/her Part II of the application (if any) and receipt of the premium payment. In that case, the Policy Date and investment start date are the same. (Under our administrative rules, a Policy which would be dated the 28th day or later in a month will receive a Policy Date of the 28th.) The amount of premium paid with the application must be at least 10% of the annual Planned Premium for the Policy. You may only make one premium payment before the Policy is issued.


If you make a premium payment with the application, we will cover the insureds under a temporary insurance agreement for a limited period that generally begins when we receive the premium for the Policy (or, if later, on the date when each of the insureds has signed his/her Part II of the application). The maximum temporary coverage is the lesser of the amount of insurance applied for and $500,000 when both insureds are standard risks ($250,000 for when at least one insured is not a standard risk and $50,000 when both persons are determined to be uninsurable). We may increase these limits. These provisions vary in some states.


If we issue a Policy, Monthly Deductions begin from the Policy Date, even if we delayed the Policy's issuance for underwriting. The deductions are for the face amount of the Policy issued, even if the temporary insurance coverage during underwriting was for a lower amount. If we decline an application, we refund the premium payment made.


PREMIUM ON DELIVERY. If you pay the initial premium on delivery of the Policy, the Policy Date is generally up to 31 days after issue. When you receive the Policy, you will have an opportunity to redate it to a current date. The investment start date is the later of the Policy Date and the date we received the premium. Monthly Deductions begin on the Policy Date. We credit interest to the Policy at a 4% annual net rate for any period by which the Policy Date precedes the investment start date. Insurance coverage under the Policy begins when we receive the Minimum Premium (see "Premiums") due for the first quarter (or, on receipt of the number of monthly payments due under NELICO's Master Service Account arrangement).



BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the application is signed. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. Backdating in some cases causes a higher Surrender Charge if it results in the Surrender Charge being based on a lower age bracket. (See "Surrender Charge".) For a backdated Policy, you must also pay the minimum premium payable for the period between the Policy Date and the investment start date. As of the investment start date, we allocate to the Policy those net premiums, adjusted for monthly Policy charges and interest at a 4% annual net rate for that period.


RIGHT TO RETURN THE POLICY

You may cancel the Policy within 10 days (more in some states) after you receive the Policy. You may return the Policy to us or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund the cash value of the Policy plus any sales and premium tax charges that were deducted from the premiums you paid, or if required by state insurance law, any premiums paid.

                              CHARGES AND EXPENSES

The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.

DEDUCTIONS FROM PREMIUMS

We deduct a sales charge from premiums. The sales charge is:

    -- In Policy year 1: 26.5% of premiums paid up to a Target Premium, and 4% of premiums paid above a Target Premium

    -- In Policy years 2-10: 11.5% (9% for Policies with a base face amount of at least $1 million) of premiums paid in each year up to the Target Premium, and 4% of premiums paid above the Target Premium in each year

    -- In Policy years 11 and after: 4% of premiums paid

When we calculate the sales charge, we consider premiums we receive during the twenty days prior to a Policy anniversary as paid in the next Policy year. (This rule does not apply to premiums paid through our Master Service Account arrangement, described in "Premiums".)

We indicate your Target Premium in Section 1 of your Policy and on your personalized illustration.

During the first 15 Policy years (or until age 100 of the younger insured, if earlier), if you surrender or lapse the Policy, make a partial surrender or reduce the face amount, a Surrender Charge also applies. (See "Surrender Charge" below.)

We may reduce sales charges for Policies sold to some group or sponsored arrangements.

STATE PREMIUM TAX CHARGE. We deduct 2.5% from each premium for state premium taxes and administrative expenses. These taxes vary from state to state and the 2.5% charge reflects an average. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

FEDERAL PREMIUM TAX CHARGE. We deduct 1% from each premium for our federal income tax liability related to premiums.

EXAMPLE: The following chart shows the net amount of premium that we would allocate to the Variable Account assuming a premium payment of $3,000 and a Target Premium of $2,000, for a Policy with a base face amount below $1 million.

POLICY YEAR 1

   PREMIUM       NET PREMIUM
   -------       -----------
   $3,000           $2,000
                     - 600       (30% X 2,000 = total sales and premium tax charge up to
                 ---------       Target Premium)
                    $1,400
                    $1,000
                      - 75       (7.5% X 1,000 = total sales and premium tax charge on
                 ---------       payments above Target Premium)
                    $  925
                    $1,400
                      +925
                 ---------
                    $2,325       Net Premium
                    ======

POLICY YEAR 2

   PREMIUM       NET PREMIUM
   -------       -----------
   $3,000           $2,000
                     - 300       (15% X 2,000 = total sales and premium tax charge up to
                 ---------       Target Premium)
                    $1,700
                    $1,000
                      - 75       (7.5% X 1,000 = total sales and premium tax charge on
                 ---------       payments above Target Premium)
                    $  925
                    $1,700
                      +925
                 ---------
                    $2,625       Net Premium
                    ======

SURRENDER CHARGE

We deduct a Surrender Charge from the cash value if you lapse, surrender, reduce the face amount, or make a partial surrender of your Policy that reduces the face amount during the first 15 Policy years (or until age 100 of the younger insured, if earlier).

For insureds with an average issue age of 52 or less, the Surrender Charge in the first Policy year is 90% of the lesser of: (1) premiums paid and (2) the Benchmark Premium. When we calculate this amount, we do not count premiums that we receive within 20 days before the first Policy anniversary, unless they are paid through the Master Service Account arrangement. For policies issued in New York, the Surrender Charge in the first Policy year, for insureds with an average issue age of 52 or less, is 90% of the Benchmark Premium.

The Surrender Charge is greatest in the first Policy year. After that, the charge reduces monthly. To determine the Surrender Charge after the first Policy year, we take the dollar amount of the charge that applied at the end of the first Policy year and multiply it by a fraction. The fraction is based on the number of months remaining in the Surrender Charge period at the end of the first Policy year (168 months over the next 14 years, for a 15 year Surrender Charge period) and the number of full months remaining in the Surrender Charge period at the time of the surrender, lapse or face amount reduction.

For example, if the Surrender Charge was $1000 at the end of the first Policy year, then in the first month of the second Policy year the Surrender Charge is $1000 times 167/168, or $994.05.

For insureds with an average issue age above 52, the Surrender Charge percentage applied to premiums paid in the first Policy year will be less than 90%. Your Policy's schedule page shows the maximum dollar amount of the Surrender Charge that will apply in the first Policy year and for the last Policy month of each remaining year in the Surrender Charge period. (When we calculate the average issue age for this purpose, we round down and limit the average to the age of the younger insured plus five years.)

Any Surrender Charge that we deduct on lapse is credited back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge on any date after reinstatement, we do not count the period that the Policy was lapsed.

In the case of a reduction in face amount or partial surrender that reduces the face amount, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. The charge reduces the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the amount of the Policy's cash value in each.

IF THE SURRENDER CHARGE EXCEEDS THE AVAILABLE CASH VALUE, THERE WILL BE NO PROCEEDS PAID TO YOU ON SURRENDER.

MONTHLY DEDUCTION FROM CASH VALUE

On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

    -- If your Policy is protected against lapse by the No Lapse Guarantee Benefit under the Guaranteed Death Benefit rider or the three year Minimum Premium guarantee, we make the Monthly Deduction each month unless the cash value equals zero. (See "Premiums".)

    -- Otherwise, we make the Monthly Deduction as long as the net cash value is large enough to cover the entire Monthly Deduction. If it is not large enough, the Policy will be in default and may lapse. (See "Lapse and Reinstatement".)

There is no Monthly Deduction on or after the Policy anniversary when the younger insured reaches age 100 (or would have reached age 100, if that person dies earlier).

The Monthly Deduction reduces the cash value in each Sub-Account of the Variable Account and in the Fixed Account in proportion to the cash value in each, unless you choose a "Single Source Expense Fund". If you choose a Single Source Expense Fund, we will take the Monthly Deduction from the Account that you choose until the cash value there is gone. Then we will take the Monthly Deduction from your remaining Accounts in proportion to the cash value in each. You may choose a Sub-Account or the Fixed Account as your Single Source Expense Fund.

The Monthly Deduction includes the following charges:

POLICY FEE. The Policy fee is currently equal to $10.50 per month in the first three Policy years (guaranteed not to exceed $12.50 per month) and $3.50 per month thereafter (guaranteed not to exceed $5.50 per month except for Policies issued in New Jersey where the policy fee is guaranteed not to exceed $12.50 per month in all Policy years). For Policies issued in New York, the extra amount in the first three Policy years is called the Acquisition Policy Fee.

ADMINISTRATIVE CHARGE. Currently the basic Administrative Charge (that is, the charge that applies if both insureds are in a standard or better underwriting class) is $0.07 per $1,000 of face amount per month in the first three Policy
          ----------------                                 -----------
years and $0.05 per $1,000 per month in Policy years four and after. If the base
          ----------------                           --------------
Policy face amount is $1 million or greater, the current charge in Policy years four and after is $0.025 (rather than $0.05) per $1,000 per month.
                  ------
The guaranteed maximum basic monthly Administrative Charge is $0.08 per $1,000
                                                              ----------------
in the first three Policy years and $0.06 per $1,000 in Policy years four and
       ------------------------     ----------------                 --------
after (except for Policies issued in New Jersey where the monthly Administrative
-----
Charge is guaranteed not to exceed $.08 per $1,000 in all Policy years). For Policies issued in New York, the extra amount in the first three Policy years is called the Acquisition Administrative Charge. If the base Policy face amount is $1 million or greater, the guaranteed maximum basic charge in Policy years four and after is $0.035 (rather than $0.06) per $1,000.
             ------

If either insured is in a class below standard, there is an extra charge that
----------------------------------------------
applies on both a current and guaranteed basis in addition to the basic charge described above. The extra charge is $0.02 per $1,000. If only one insured is in
                                     -----------------
a class below standard, the extra charge applies in Policy years four through
                                                                 ------------
six. If both insureds are in a class below standard, the extra charge applies in
----
Policy years four through nine.
             ------------------

The Administrative Charge applies to the base Policy face amount and to the face amount of any Survivorship Level Term Insurance rider. Currently we intend to apply the basic Administrative Charge to no more than $4 million of Policy face amount beginning in the second Policy year. This means that the maximum Administrative Charge currently deducted in the second Policy year, for example, is $100 per month ($0.025 times 4,000) for two insureds who are each a standard or better risk. However, we do not limit the Policy face amount to which we apply the extra charge for risk classes below standard. For example, under a Policy with a $5 million face amount and an insured in a risk class below standard, the maximum charge deducted on a current basis in the fourth Policy
                                      ------------------
year would be $200 per month ($0.025 times 4,000 plus $0.02 times 5,000).

MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. This charge is at an annual rate of 0.90% during the first ten Policy years, and 0.45% thereafter. The rate is applied against cash value in the Variable Account and against the amount of any cash value held in the general account that represents a Policy loan. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering the Policies may be more than we estimated.

MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month after we process the Monthly Deduction. The amount at risk is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the Policy's cash value. The cost of insurance rate for your Policy changes from month to month.

The guaranteed cost of insurance rates for a Policy depend on each insured's

    --  underwriting class

    --  age on the first day of the Policy year

    --  sex (if the Policy is sex-based).

The current cost of insurance rates will also depend on

    --  each insured's age at issue

    --  the Policy year

    --  the base Policy face amount (at issue).

We guarantee that the joint rates will not be higher than rates based on the 1980 Commissioners Standard Ordinary Mortality Tables with smoker/nonsmoker modifications (the "1980 CSO Tables"). The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates and investment earnings. We review the adequacy of our cost of insurance rates periodically and may adjust them. Any change will apply prospectively.

We underwrite each insured person separately. The underwriting classes we use are smoker standard, smoker rated, nonsmoker standard, nonsmoker preferred, nonsmoker aggregate, and nonsmoker rated. Rated classes have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for rated Policies on multiples of the 1980 CSO Tables.

The three standard nonsmoker classes are available as follows:

    -- nonsmoker preferred and nonsmoker standard, for Policies with base face amounts of $500,000 or more if the insured's issue age is 20 through 75.

    -- nonsmoker aggregate, for Policies with base face amounts below $500,000 and for all insureds whose issue age is above 75.

Of the three standard nonsmoker classes, the nonsmoker preferred class generally offers the best current cost of insurance rates and the nonsmoker standard class generally offers the least favorable current cost of insurance rates.

Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given underwriting class, current cost of insurance rates are generally lower for insureds with lower issue ages. Current cost of insurance rates will generally be lower for a particular insured if the base Policy face amount at issue is at least $1 million. We offer Policies with cost of insurance rates (and Policy values and benefits) that do not vary based on the sex of the insured where required by state law and to some employee benefit plans. Joint cost of insurance charges under the Policy do not change due to the first insured's death.

The Survivorship Level Term Insurance Rider has its own cost of insurance rates that may be different from those of the base Policy. Generally, the term rider cost of insurance rates are less than or the same as those of the base Policy.

If you choose "Inside Term" (where the face amount of the term rider is included with the face amount of the base Policy when we calculate the base Policy death benefit), then the total net amount at risk equals the total death benefit (that is, the base Policy death benefit calculated by including the term component) minus the cash value. We allocate that total net amount at risk first to the term insurance rider up to the face amount of the rider, and we allocate any excess net amount at risk to the base Policy. This generally results in lower combined total cost of insurance charges under the base Policy and term rider than if you choose "Outside Term".

With "Outside Term" (where the term rider's face amount is not used in calculating the base Policy death benefit and is instead simply added to the base Policy's death proceeds), we calculate the net amount at risk and cost of insurance charges separately for the term insurance rider and the base Policy. The term rider's net amount at risk equals its face amount, and the base Policy's net amount at risk equals the base Policy's death benefit (which is calculated without the term rider component) minus the cash value.

GUARANTEED DEATH BENEFIT RIDER CHARGE. The charge for the Guaranteed Death Benefit rider is $0.01 per $1000 of face amount (including the base Policy and any joint or single life term insurance rider).

CHARGES FOR ADDITIONAL RIDER BENEFITS AND SERVICES. We charge for the cost of any additional rider benefits, including the Expanded Death Benefit rider, as described in the rider form. We also may charge you a nominal fee, which we will bill directly to you, if you request a Policy re-issue or re-dating.


CHARGES FOR INCOME TAXES. We currently do not charge the Variable Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "NELICO's Income Taxes".)


CHARGES AGAINST THE ELIGIBLE FUNDS


ZENITH FUND (CLASS A SHARES). The following table shows the annual operating expenses for each Zenith Fund series, based on actual expenses for 2000, after any applicable expense cap or expense deferral arrangement.


ANNUAL OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER ANY EXPENSE CAP)

                                                               BACK        BACK
                                                               BAY         BAY         BACK      WESTPEAK     LOOMIS
                                                             ADVISORS    ADVISORS      BAY        GROWTH      SAYLES
                                                 CAPITAL       BOND       MONEY      ADVISORS      AND        SMALL
                                                 GROWTH       INCOME      MARKET     MANAGED      INCOME       CAP
                                                SERIES**      SERIES      SERIES      SERIES     SERIES**    SERIES**
                                                ---------    --------    --------    --------    --------    --------
Management Fee................................     .62%        .40%        .35%        .50%        .68%        .90%
Other Expenses................................     .04%        .07%        .06%        .08%        .05%        .06%
                                                   ---         ---         ---         ---         ---         ---
         Total Series Operating Expenses......     .66%        .47%        .41%        .58%        .73%        .96%

ANNUAL OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)


                                                      HARRIS
                                                      OAKMARK               DAVIS    ALGER       MFS        MFS
                                                      MID CAP              VENTURE   EQUITY   INVESTORS   RESEARCH
                                                       VALUE    BALANCED    VALUE    GROWTH     TRUST     MANAGERS
                                                      SERIES*    SERIES    SERIES    SERIES    SERIES*    SERIES*
                                                      -------   --------   -------   ------   ---------   --------
Management Fee......................................    .75%      .70%       .75%     .75%       .75%       .75%
Other Expenses......................................    .15%      .10%       .04%     .04%       .15%       .15%
                                                        ---       ---        ---      ---        ---        ---
         Total Series Operating Expenses............    .90%      .80%       .79%     .79%       .90%       .90%


------------

* Without the applicable expense cap or expense deferral arrangement (described below), Total Series Operating Expenses for the year ended December 31, 2000 would have been: Harris Oakmark Mid Cap Value Series, .96%, MFS Investors Trust Series, 1.57%, and MFS Research Managers Series, 1.25%.

** Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, total annual expenses would have been .65% for Capital Growth Series, .70% for Westpeak Growth and Income, and .95% for Loomis Sayles Small Cap Series.



Our affiliate, MetLife Advisers, LLC, (formerly New England Investment Management, LLC) advises the series of the Zenith Fund. MetLife Advisers voluntarily limits the expenses (other than brokerage costs, interest, taxes or extraordinary expenses) of certain series with either an expense cap or expense deferral arrangement. Under the expense cap, MetLife Advisers bears expenses of the Loomis Sayles Small Cap Series that exceed 1.00% of average daily net assets. Under the expense deferral agreement, MetLife Advisers bears expenses of the Harris Oakmark Mid Cap Value, MFS Investors Trust, and MFS Research Managers Series that exceed .90% of average daily net assets in the year the series incurs them and charges those expenses to the series in a future year if actual expenses of the series are below the limit. MetLife Advisers may end these expense limits at any time.



METROPOLITAN SERIES FUND (CLASS A SHARES). MetLife Advisers is the investment manager for the Portfolios of the Metropolitan Series Fund, Inc. The Portfolios pay investment management fees to MetLife Advisers and also bear other expenses. The chart below shows the total operating expenses of the Portfolios based on the year ended December 31, 2000 and current expense subsidies (in the case of the Janus Growth Portfolio and the Franklin Templeton Small Cap Growth Portfolio, anticipated expenses for 2001) as a percentage of Portfolio net assets.



                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                        FEES       EXPENSES      EXPENSES
---------                                                     ----------    --------    ------------
Putnam Large Cap Growth.....................................     .80%         .20%         1.00%*
Janus Mid Cap...............................................     .66%         .04%          .70%
Russell 2000 Index..........................................     .25%         .30%          .55%
Putnam International Stock..................................     .90%         .24%         1.14%++
MetLife Stock Index.........................................     .25%         .03%          .28%
MetLife Mid Cap Stock Index.................................     .25%         .20%          .45%*
Morgan Stanley EAFE Index...................................     .30%         .40%          .70%*
Lehman Brothers Aggregate Bond Index........................     .25%         .12%          .37%
State Street Research Aurora Small Cap Value................     .85%         .20%         1.05%*
Janus Growth................................................     .80%         .15%          .95%*
State Street Research Investment Trust+.....................     .47%         .03%          .50%**
Franklin Templeton Small Cap Growth+........................     .90%         .15%         1.05%*
Neuberger Berman Partners Mid Cap Value+....................     .70%         .19%          .89%**


------------

 + scheduled to be available in the fourth quarter of 2001.



 *Without the applicable expense cap arrangement (described below), Total Annual
  Expenses for the year ended December 31, 2000 would have been 1.39% for the Putnam Large Cap Growth Portfolio, .83% for the MetLife Mid Cap Stock Index Portfolio, and 1.34% for the State Street Research Aurora Small Cap Value Portfolio. The Total Annual Expenses for these Portfolios are annualized since the Portfolios' start dates (May 1, 2000 for the Putnam Large Cap Growth Portfolio and July 5, 2000 for the MetLife Mid Cap Stock Index and the State Street Research Aurora Small Cap Value Portfolios). Without the applicable expense cap arrangement (described below), Total Annual Expenses for the year ended December 31, 2000 would have been .78% for the Morgan Stanley EAFE Index Portfolio. Without the applicable expense deferral arrangement (described below), the anticipated Total Annual Expenses would be 1.09% for the Janus Growth Portfolio and 1.61% for the Franklin Templeton Small Cap Growth Portfolio (annualized since their start date of May 1, 2001).



**Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Total Annual Expenses would have been .49% for the State Street Research Investment Trust Portfolio and .76% for the Neuberger Berman Partners Mid Cap Value Portfolio.



 ++Until May 1, 2000, the management fee for the Putnam International Stock
   Portfolio was .75%.



MetLife Advisers voluntarily pays expenses (other than the management fee, brokerage commissions, taxes, interest and other loan costs, and any unusual one-time expenses) of (a) the Putnam Large Cap Growth Portfolio that exceed .20% of the net assets until the earlier of (i) April 30, 2002 and (ii) the date when the Portfolio's net assets reach $100 million; (b) the State Street Research Aurora Small Cap Value Portfolio that exceed .20% of the net assets until April 30, 2002; (c) the MetLife Mid Cap Stock Index Portfolio that exceed .20% of the net assets until the earlier of (i) June 30, 2002 and (ii) the date when the Portfolio's net assets reach $100 million, but in no event earlier than April 30, 2002; (d) the Morgan Stanley

EAFE Index Portfolio that exceed .40% of the net assets until the earlier of (i) April 30, 2002 and (ii) the date when the Portfolio's net assets reach $200 million; and (e) the Russell 2000 Index Portfolio that exceed .30% of the net assets until the earlier of (i) April 30, 2002 and (ii) the date when the Portfolio's net assets reach $200 million. MetLife Advisers also voluntarily pays expenses (other than brokerage commissions, taxes, interest and any extraordinary or nonrecurring expenses) that exceed .95% of the net assets of the Janus Growth Portfolio and 1.05% of the net assets of the Franklin Templeton Small Cap Growth Portfolio through April 30, 2002, in the year the Portfolio incurs them and charges those expenses to the Portfolio in a future year if the actual expenses of the Portfolio are below the limit. MetLife Advisers can terminate these arrangements at any time upon notice to the Board of Directors and to Fund shareholders.



MET INVESTORS SERIES TRUST (CLASS A SHARES). The investment adviser for Met Investors Series Trust is Met Investors Advisory Corp. ("Met Investors Advisory") (formerly known as Security First Management Corp.). The Portfolios of Met Investors Series Trust pay investment management fees to Met Investors Advisory and also bear certain other expenses. The anticipated total operating expenses of the Portfolios for 2001 after any expense subsidies, as a percentage of Portfolio average net assets, are:



                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                        FEES       EXPENSES      EXPENSES
---------                                                     ----------    --------    ------------
MFS Mid-Cap Growth+.........................................     .62%         .18%          .80%*
PIMCO Innovation+...........................................     .69%         .41%         1.10%*


------------

+ scheduled to be available in the fourth quarter of 2001.



*Met Investors Advisory and Met Investors Series Trust have entered into an
 Expense Limitation Agreement whereby for a period of at least one year from the February 12, 2001 commencement of operations, the Management Fees of the Portfolios will be limited so that Total Annual Expenses will not exceed .80% for the MFS Mid-Cap Growth Portfolio and 1.10% for the PIMCO Innovation Portfolio. Absent this Agreement, Management Fees for the period ending December 31, 2001 would be .65% for the MFS Mid-Cap Growth Portfolio and 1.05% for the PIMCO Innovation Portfolio, resulting in anticipated (annualized) Total Annual Expenses for the two Portfolios of .83% and 1.46% respectively. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory.



VIP AND VIP II (INITIAL CLASS SHARES). The investment adviser for VIP and VIP II is Fidelity Management & Research Company ("FMR"). The Portfolios of VIP and VIP II pay investment management fees to FMR and also bear certain other expenses. For the year ended December 31, 2000, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were:



                                                              MANAGEMENT     OTHER      TOTAL ANNUAL
PORTFOLIO                                                        FEES       EXPENSES      EXPENSES
---------                                                     ----------    --------    ------------
VIP Equity-Income...........................................    .48%         .08%          .56%*
VIP Overseas................................................    .72%         .17%          .89%*
VIP High Income.............................................    .58%         .10%          .68%
VIP II Asset Manager........................................    .53%         .08%          .61%


------------
* Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements and custodian interest credits. If we included these reductions, total annual expenses would have been .55% for VIP Equity-Income Portfolio, and .87% for VIP Overseas Portfolio.


AMERICAN FUNDS INSURANCE SERIES (CLASS 2 SHARES). The investment adviser for American Funds Insurance Series is Capital Research and Management Company ("Capital Research"). The Funds of American Funds Insurance Series pay investment management fees to Capital Research and also bear certain other expenses. For the year ended December 31, 2000, the total operating expenses of each Fund, as a percentage of Fund average net assets, were:



                                                              MANAGEMENT    12b-1     OTHER      TOTAL ANNUAL
FUND                                                             FEES       FEES     EXPENSES      EXPENSES
----                                                          ----------    -----    --------    ------------
American Funds Growth.......................................     .36%       .25%       .02%          .63%
American Funds Growth-Income................................     .34%       .25%       .01%          .60%
American Funds Global Small Capitalization..................     .80%       .25%       .06%         1.11%



An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to Eligible Funds. We (or our affiliates) may also be compensated with 12b-1 fees from Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some funds or their advisers (or other affiliates) may pay us more than others, and the amounts paid may be significant. New England Securities may also receive brokerage commissions on securities transactions initiated by an investment adviser.


GROUP OR SPONSORED ARRANGEMENTS

We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. An example of such an arrangement is a non-tax qualified deferred compensation plan. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-tax qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. We offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.

                                    PREMIUMS

FLEXIBLE PREMIUMS

Within limits, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which may be a fixed amount or a varying amount. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. You need our consent to increase your Planned Premium. You cannot make an additional payment that increases the Policy's death benefit by more than it increases the cash value except with our consent, and we may require underwriting. No payment can be less than $25 ($10 for payments made through the Master Service Account, described below, or certain other monthly payment arrangements). We limit the total of Planned Premiums and other payments to our published maximum. You cannot make any payments at and after age 100 of the younger insured, except if the Policy is in the grace period.

You can pay Planned Premiums on an annual, semi-annual or quarterly schedule or, with our consent, monthly. You need our consent to change your Planned Premium schedule.

You may make payments by check or money order. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may also choose to have us withdraw your premium payments from your bank checking account or Nvest Cash Management Trust account. (This is known as the Master Service Account arrangement.)

If any payments under the Policy exceed the "7-pay test" under Federal tax law, your Policy will become a "modified endowment contract" and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay test". In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. (See "Tax Considerations".)

We allocate net payments to your Policy's sub-accounts as of the date we receive the payment. (See "Receipt of Communications and Payments at NELICO's Home Office".)

Unless you tell us otherwise in writing, we treat any payment that we receive in response to an anniversary bill, and any payment we receive within 45 days after an anniversary while you have an outstanding Policy loan, first as a Planned Premium, second as payment of loan interest, and third as an unscheduled payment. Otherwise, we treat the payment first as a Planned Premium and second as an unscheduled payment.

If you have a Policy loan, it may be better to repay the loan than to make a premium payment, because the premium payment is subject to sales and tax charges, whereas the loan repayment is not subject to any charges. (See "Loan Provision" and "Deductions from Premiums".)

Two types of premium payment levels can protect your Policy against lapse (1) for the first three Policy years, and (2) until age 100 of the younger insured.


First three Policy years--In general, if you pay the three year Minimum Premium
------------------------
amount on time, the Policy will not lapse even if the net cash value is less than the Monthly Deduction in any month. If (a) the total premiums you have paid, less all partial surrenders and any outstanding Policy loan balance (and less any cash value paid to you to allow the Policy to continue to qualify as life insurance), at least equal (b) the total monthly Minimum Premiums for the Policy up to that Policy month, the Policy will not lapse. We recalculate the three year Minimum Premium if (1) you reduce the face amount or make a partial surrender that reduces the face amount, (2) you increase or decrease rider coverage, (3) the rating classification for your Policy is improved, or (4) a correction is made in the insurance age or sex of either insured. We base the Minimum Premium on your Policy's face amount, the age, sex (unless unisex rates apply), and underwriting class of each insured, the current level of Policy charges and any riders to the Policy.


To age 100 of the younger insured--In general, if you elect the Guaranteed Death
---------------------------------
Benefit rider and pay the Guaranteed Death Benefit Premium amounts on time, the Policy will stay in force until age 100 of the younger insured. Your total payments (less any partial surrenders, outstanding Policy loans and cash value paid to you to allow the Policy to continue to qualify as life insurance) must meet the requirements of the rider. We recalculate the Guaranteed Death Benefit premium following the same Policy transactions described above for a recalculation of the three year Minimum Premium amount. The Guaranteed Death Benefit premium amount (shown in your Policy) is based on the same factors as the three year Minimum Premium, except that it is based on the guaranteed maximum level of Policy charges.

LAPSE AND REINSTATEMENT

LAPSE. Unless your Policy is protected by the No Lapse Guarantee Benefit under the Guaranteed Death Benefit rider or by the three year Minimum Premium guarantee, any month that your Policy's net cash value is not large enough to cover a Monthly Deduction, your Policy will be in default. Your Policy provides a 62 day grace period for payment of the Amount Due. The Amount Due is the least of: a premium large enough to cover the Monthly Deductions due and all deductions from the premium; a premium large enough to permit the No Lapse Guarantee Benefit to be in effect, if the Policy has the Guaranteed Death Benefit rider; and a premium large enough to meet the monthly three year Minimum Premium test. We will tell you the Amount Due. You have insurance coverage during the grace period, but if the second insured dies before you have paid the premium, we deduct from the death proceeds the Amount Due for the period before the date of death. If you have not paid the Amount Due by the end of the grace period, your Policy will lapse without value.

Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.

REINSTATEMENT. If your Policy has lapsed, you may reinstate it within seven years after the date of lapse. If more than seven years have passed, or if you have surrendered the Policy, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability of each living insured that is satisfactory to us.

If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge, Policy fee, mortality and expense risk charge, administrative charge, sales charge and rider charges, we do not count the amount of time that a Policy was lapsed.

                             OTHER POLICY FEATURES

LOAN PROVISION

You may borrow all or part of the Policy's "loan value" at any time after we mail the confirmation for the initial premium (unless we consent to an earlier date). We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at NELICO's Home Office".) You should contact our Home Office or your registered representative for information on loan procedures.

The Policy's loan value equals 90% (or more if required by state law) of: the Policy's cash value minus the Surrender Charge. The loan value available is the loan value reduced by any outstanding loan plus interest.

A Policy loan reduces the Policy's cash value in the sub-accounts by the amount of the loan. A loan repayment increases the cash value in the sub-accounts by the amount of the repayment. Unless you request otherwise, we attribute Policy loans first to the sub-accounts of the Variable Account in proportion to the cash value in each, and then the Fixed Account. We allocate loan repayments first to the outstanding loan balance attributed to the Fixed Account and then, unless you request otherwise, to the sub-accounts of the Variable Account in proportion to the cash value in each.

The interest rate charged on Policy loans is an effective rate of 4.35% per year, compounded daily. Interest accrues daily and is due on the Policy anniversary. If not paid, we add the interest accrued to the loan amount, and we deduct an amount equal to the unpaid interest from the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the amount in each. The amount we take from the Policy's sub-accounts as a result of the loan earns interest (compounded daily) at an effective rate of not less than 4% per year. We credit this interest amount to the Policy's sub-accounts annually, in proportion to the cash value in each.

The amount taken from the Policy's sub-accounts as a result of a loan does not participate in the investment experience of the sub-accounts. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums".)

If you surrender your Policy or your Policy lapses while there is an outstanding loan balance, there will generally be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. Please be advised that amounts borrowed and withdrawn reduce the Policy's cash value and any remaining cash value of the Policy may be insufficient to pay the income tax on your gains.

If Policy loans plus accrued interest at any time exceed the Policy's cash value less the Surrender Charge on the next Policy loan interest due date (or, if the Surrender Charge would be greater, on the date the calculation is made), we will notify you that the Policy is going to terminate. (This is called an "excess Policy loan". We test for an excess Policy loan on each monthly processing date and in connection with Policy processing transactions.) The Policy terminates without value 62 days after we mail the notice unless you pay us the excess Policy loan amount within that time. (See "Lapse and Reinstatement".) If the Policy lapses with a loan outstanding, adverse tax consequences may result. If your Policy is a "modified endowment contract", loans under your Policy may be treated as taxable distributions. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. A tax adviser should be consulted about such loans. (See "Tax Considerations" below.)

Department of Labor ("DOL") regulations impose requirements for participant loans under tax-qualified pension plans. Therefore, plan loan provisions may differ from Policy loan provisions. (See "Tax Considerations".)

SURRENDER

You may surrender a Policy for its net cash value at any time while either insured is living. We determine the net cash value of the surrendered Policy as of the date when we receive a surrender request. The net cash value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge".) We increase the net cash value paid to you by the portion of any Monthly Deduction made for the period beyond the date of surrender. If you surrender the Policy during the grace period, we deduct the Amount Due from your proceeds to cover the Monthly Deduction to the date of surrender. (See "Lapse and Reinstatement".) You may apply all or part of the net cash value to a payment option. (See "Payment Options".) A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

PARTIAL SURRENDER

You may make a partial surrender of the Policy at any time after we mail the confirmation for the initial premium, to receive a portion of its net cash value. A partial surrender reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. Any reduction in the face amount causes a proportionate reduction in the Policy's Benchmark Premium, on which we base any future Surrender Charges, and in the Target Premium, on which we base the level of the sales charge. A partial surrender may also reduce rider benefits. We can decline a partial surrender request that would reduce the face amount below the Policy's required minimum.

We have the right to limit partial surrenders in any one Policy year to 20% of the Policy's net cash value on the date of the first partial surrender for the Policy year or, if less, the Policy's available loan value. Currently, we permit partial surrenders of up to 90% of the Policy's net cash value per year, if there is sufficient available loan value.

We deduct any Surrender Charge that applies to the partial surrender from the Policy's remaining cash value in an amount proportional to the amount of the Policy's face amount surrendered. The Surrender Charge applied reduces any remaining Surrender Charge under your Policy.

You may not reinvest cash value paid upon partial surrender in the Policy except as premium payments, which are subject to the charges described under "Deductions From Premiums".

A partial surrender first reduces the Policy's cash value in the sub-accounts of the Variable Account, in proportion to the amount of cash value in each, and then the Fixed Account, unless you request otherwise. We determine the amount of net cash value paid upon partial surrender as of the date when we receive a request. You can contact your registered representative or the Home Office for information on partial surrender procedures.

A reduction in the death benefit as a result of a partial surrender may create a "modified endowment contract" or have other adverse tax consequences. If you are contemplating a partial surrender, you should consult your tax advisor regarding the tax consequences. (See "Tax Considerations".)

REDUCTION IN FACE AMOUNT

After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. (This feature differs from a partial surrender, which pays a portion of the Policy's net cash value to you.) For Policies issued in New York, we will not allow a reduction in the face amount of your Policy during the grace period.

If you decrease the face amount of your Policy, we also decrease the Benchmark Premium, on which we base any future Surrender Charges, and the Target Premium, on which we base the level of the sales charge. We deduct any Surrender Charge that applies from the Policy's cash value in an amount proportional to the amount of the face reduction.

A face amount reduction usually decreases the Policy's death benefit. (However, if we are increasing the death benefit to satisfy federal income tax laws, a face amount reduction will not decrease the death benefit unless we deducted a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable, because it will not reduce your death benefit or cost of insurance charges and may result in a Surrender Charge.) We also may decrease any rider benefits attached to the Policy. The face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, you may need to have a portion of the Policy's cash value paid to you to comply with Federal tax law.

A face amount reduction takes effect as of the first day of the Policy month on or after the date when we receive a request. You can contact your registered representative or the Home Office for information on face reduction procedures.

A reduction in the face amount of a Policy may create a "modified endowment contract". If you are contemplating a reduction in face amount, you should consult your tax advisor regarding the tax consequences of the transaction. (See "Tax Considerations".)

INVESTMENT OPTIONS

You can allocate your Policy's premiums among the sub-accounts of the Variable Account and the Fixed Account in any combination, as long as you choose no more than nine accounts (including the Fixed Account) at any one time. You may allocate any whole percentage to a sub-account. You can allocate your Policy's
         ---
cash value among no more than nine accounts (including the Fixed Account) at any one time.

You make the initial allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone or by written request. (See "Receipt of Communications and Payments at NELICO's Home Office.")

See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION

Once we mail the confirmation for the initial premium (in some states, 15 days after that) you may transfer your Policy's cash value between sub-accounts. We reserve the right to limit sub-account transfers to four per Policy year (twelve per Policy year for Policies issued in New York). Currently we do not limit the number of transfers per Policy year. We reserve the right to make a charge for transfers in excess of twelve in a Policy year. A transfer is effective as of the date when we receive the transfer request. (See "Receipt of Communications and Payments at NELICO's Home Office".) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".


We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Eligible Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Policy owners. In addition, certain Eligible Funds may restrict or refuse purchases or redemptions of their shares as a result of certain market timing activities. You should read the prospectuses of the Eligible Funds for more details.


You may request a sub-account transfer or reallocation of future premiums by written request (which may be telecopied) to us or by telephoning us. To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-200-2214. We use reasonable procedures to confirm that instructions communicated by telephone are genuine. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions.


We do not currently offer Internet transfer capability to Policy Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.



Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.


DOLLAR COST AVERAGING

We plan to offer an automated transfer privilege called dollar cost averaging. The same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each month (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). We limit your allocation of cash value to no more than nine accounts (including the Fixed Account) at any one time. You must transfer a minimum of $100 to each Sub-Account that you select under this feature. If we exercise our right to limit the number of transfers in the future, transfers made under the dollar cost averaging program may count against the transfers allowed in a Policy year. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting our Home Office. You may not participate in the dollar cost averaging program while you are participating in the asset rebalancing program. (See "Asset Rebalancing" below.) You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature.

Ask your registered representative about the availability of this feature.

ASSET REBALANCING

We plan to offer an asset rebalancing program for cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those Sub-Accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

You can select an asset rebalancing program when you apply for the Policy or at a later date by contacting our Home Office. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts, as well as the frequency (using calender month-end, quarter-end or year-end dates). You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. (See "Dollar Cost Averaging" above.) On the last day of your chosen period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone at our Home Office. If we exercise our right to limit the number of transfers in the future, transfers made under the asset rebalancing program may count against the transfers allowed in a Policy year. There is no extra charge for this feature.

Ask your registered representative about the availability of this feature.

PAYMENT OF PROCEEDS

We ordinarily pay any net cash value, loan value or death benefit proceeds coming from the sub-accounts within seven days after we receive a request, or satisfactory proof of death of an insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at NELICO's Home Office".) However, we may delay payment (except when a loan is made to pay a premium to us ) or transfers from the sub-accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that an emergency exists that makes payments or sub-account transfers impractical, or
(iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment.

We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

The beneficiary can elect our Total Control Account program for payment of death proceeds at any time before we pay them. We establish a Total Control Account at a banking institution at the time for payment. The Total Control Account gives convenient access to the proceeds, which are maintained in our general account or that of an affiliate, through checkbook privileges with the bank.

Normally we promptly make payments of net cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

CONVERSION RIGHTS

GENERAL 24 MONTHS RIGHT. Generally, during the first 24 months after the Policy's issue date, you may convert the Policy, or a portion of it, to fixed benefit coverage by transferring all or a portion of your Policy's cash value, and allocating all or a portion of future premiums, to the Fixed Account. The request to convert to fixed benefit coverage must be in written form satisfactory to us.


You may exercise this privilege only once within 24 months after issue. If we exercise our right to limit the number of transfers in the future, transfers into the Fixed Account pursuant to this right will not count toward the limit on the number of cash value transfers permitted under the Policy each year. Transfers of cash value back to one or more Sub-Accounts of the Variable Account are subject to the Policy's general limits on transfers from the Fixed Account (see "The Fixed Account").


The Policy permits us to limit allocations to the Fixed Account under some circumstance. (See "The Fixed Account.") If we limit such allocations and you then wish to exercise the 24 Months Conversion Right, you may continue to allocate to the Fixed Account only the percentage of premiums that you allocated to the Fixed Account pursuant to your exercise of the 24 Months Conversion Right. In addition, if you have exercised this right, and we later limit such allocations, then you may continue to allocate to the Fixed Account only the lowest percentage of premiums that you allocated to the Fixed Account at any time since your exercise of the 24 Months Conversion Right.

FOR POLICIES ISSUED IN MARYLAND, CONNECTICUT AND NEW YORK. Under Policies issued in Maryland, Connecticut and New York, you can exchange the face amount of your Policy for a fixed benefit survivorship life insurance policy provided that you repay any policy loans and (1) the Policy has not lapsed and (2) the exchange is made within 24 months after the Policy's issue date. If you exercise this option, you will have to make up any investment loss you had under the variable life insurance policy. We make the exchange without evidence of insurability. The new policy will have the same face amount as that being exchanged. The new policy will have the same issue age, underwriting class and policy date as the variable life policy had. We will attach any riders to the original Policy to the new policy if they are available.

Contact us or your registered representative for more specific information about the 24 Months Conversion Right in these states. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.

FOR POLICIES ISSUED IN NEW YORK AND FLORIDA. Under Policies issued in New York and Florida, you can exchange your Policy, while it is in force and before the younger insured's age 100, for a new policy which provides Survivorship Paid-Up Insurance. Survivorship Paid-Up Insurance will be provided by using the net cash value of the Policy as a net single premium at the age of the younger insured on the date of the exchange. Survivorship Paid-Up Insurance is permanent life insurance with no further premiums due. The face amount of the new policy for Survivorship Paid-Up Insurance may be less than the face amount of this Policy.

GROUP OR SPONSORED ARRANGEMENTS. For a Policy issued to some group or sponsored arrangements, you may (if approved in your state) have the additional option of exchanging the Policy at any time during the first 36 months after the Policy's issue date, if the Policy has not lapsed, to a fixed-benefit term life insurance policy issued by us or an affiliate. Contact us or your registered representative for more information about this feature.

POLICY SPLIT RIDER

Subject to state availability and our underwriting guidelines, we may issue or amend your Policy with a split rider which allows you to "split" the Policy into two new NELICO individual flexible premium adjustable variable life insurance policies. The rider permits you to split the Policy in the event of divorce of the insureds, if certain federal tax law changes occur, or if certain business circumstances change (each, a "split event"). The rider lists the requirements for a split event. If you exercise the split rider, this Policy will be canceled, and we will transfer its cash value (in equal portions, unless we agree otherwise) to two new individual policies issued on the effective date of the split. A new Surrender Charge will apply to each individual policy. We will issue each new policy with either a level or variable death benefit option in effect, depending on which type of death benefit option you have under this Policy at the time of the split. Additional conditions apply.

For more information about the Policy split rider you should contact us or your registered representative. You can request a prospectus and additional information regarding the individual policies that are issued following a split. For a discussion of the possible tax consequences of splitting the Policy, see "Tax Considerations."

PAYMENT OPTIONS

We pay the Policy's death benefit and net cash value in one sum, unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the last death under the Policy. You can contact your registered representative or the Home Office for the procedure to follow. The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted.

The following payment options are available:

    (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3% a year, compounded yearly. Additional interest for any year is added to the monthly payments for that year.

    (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

    (iii)LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

    (iv)INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

    (v) SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

    (vi)LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

You need our consent to use an option if the installment payments would be less than $20.

ADDITIONAL BENEFITS BY RIDER

You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account.

It may be to your economic advantage to include a significant portion of your insurance coverage under a Survivorship Level Term Insurance rider.

Reductions in or elimination of term rider coverage does not trigger a surrender charge, and use of a term rider generally reduces sales compensation. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Variable Account, and usually increase with the age of the covered individual. Your registered representative can provide you more information on the uses of term rider coverage.

The following riders are available:

    TERM RIDER--SURVIVORSHIP LEVEL TERM INSURANCE, which provides joint life term insurance.

    TERM RIDER--SURVIVORSHIP 4 YEAR LEVEL TERM INSURANCE, which provides joint life term insurance for four policy years.

    TERM RIDER--SINGLE LIFE LEVEL TERM INSURANCE, which provides additional term insurance on one of the insureds.

    TERM RIDER--SINGLE LIFE DECREASING TERM INSURANCE, which provides additional term insurance on one of the insureds in an amount that decreases each year to zero over a coverage period of 10, 15 or 20 years.

    WAIVER OF MONTHLY DEDUCTION, which provides for waiver of Monthly Deductions upon the disability of the insured covered by the waiver.

    WAIVER OF SPECIFIED PREMIUMS, which provides for waiver of the cost of the rider itself and for a premium benefit upon the disability of an insured covered by the rider.

An Expanded Death Benefit, Guaranteed Death Benefit, and/or a Policy split rider may also be available. (See "Expanded Death Benefit Rider", "Guaranteed Death Benefit Rider", and "Policy Split Rider".) Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

POLICY OWNER AND BENEFICIARY

The Policy Owner is named in the application but may be changed from time to time. At the death of the Policy Owner, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the second insured.

The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the second insured. The beneficiary has no rights under the Policy until the death of the second insured and must survive the second insured in order to receive the death proceeds. If no named beneficiary survives the second insured, we pay proceeds to the Policy Owner.

A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or the Home Office for the procedure to follow.

You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)

                              THE VARIABLE ACCOUNT

We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

Although we own the assets of the Variable Account, applicable law provides that the portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be charged with liabilities that arise out of any other business we may conduct. We believe this means that the assets of the Variable Account equal to the reserves and other liabilities of the Variable Account are not available to meet the claims of our general creditors, and may only be used to support the cash values under our variable life insurance policies issued by the Variable Account. We may transfer to our general account assets which exceed the reserves and other liabilities of the Variable Account. We will consider any possible adverse impact such a transfer might have on the Variable Account.

Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of our other income or capital gains and losses.

INVESTMENTS OF THE VARIABLE ACCOUNT

Sub-accounts of the Variable Account that are available in this Policy invest in the following Eligible Funds:

The Zenith Back Bay Advisors Money Market Series. Its investment objective is the highest possible level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series.

The Zenith Back Bay Advisors Bond Income Series. Its investment objective is a high level of current income consistent with protection of capital.

The Zenith Capital Growth Series. Its investment objective is the long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

The Zenith Back Bay Advisors Managed Series. Its investment objective is a favorable total return through investment in a diversified portfolio.

The Zenith Westpeak Growth and Income Series. Its investment objective is long-term total return through investment in equity securities.

The Zenith Harris Oakmark Mid Cap Value Series (formerly, the Goldman Sachs Midcap Value Series). Its investment objective is long-term capital appreciation.

The Zenith Loomis Sayles Small Cap Series. Its investment objective is long-term capital growth from investments in common stocks or other equity securities.

The Zenith Balanced Series (formerly, the Loomis Sayles Balanced Series). Its investment objective is long-term total return from a combination of capital appreciation and current income.

The Zenith Davis Venture Value Series. Its investment objective is growth of capital.

The Zenith Alger Equity Growth Series. Its investment objective is long-term capital appreciation.


The Zenith MFS Investors Trust Series (formerly the MFS Investors Series). Its investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.


The Zenith MFS Research Managers Series. Its investment objective is long-term growth of capital.

The Metropolitan Putnam Large Cap Growth Portfolio. Its investment objective is capital appreciation.

The Metropolitan Janus Mid Cap Portfolio. Its investment objective is long-term growth of capital.

The Metropolitan Russell 2000 Index Portfolio. Its investment objective is to equal the return of the Russell 2000 Index.

The Metropolitan Putnam International Stock Portfolio. Its investment objective is long-term growth of capital.

The Metropolitan MetLife Stock Index Portfolio.* Its investment objective is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index.


The Metropolitan MetLife Mid Cap Stock Index Portfolio.* Its investment objective is to equal the performance of the Standard & Poor's MidCap 400 Composite Stock Index.


The Metropolitan Morgan Stanley EAFE Index Portfolio.* Its investment objective is to equal the performance of the MSCI EAFE Index.

The Metropolitan Lehman Brothers Aggregate Bond Index Portfolio.* Its investment objective is to equal the performance of the Lehman Brothers Aggregate Bond Index.

The Metropolitan State Street Research Aurora Small Cap Value Portfolio.* Its investment objective is high total return, consisting principally of capital appreciation.

The Metropolitan Janus Growth Portfolio.* Its investment objective is long-term growth of capital.


The Metropolitan State Street Research Investment Trust Portfolio (formerly the State Street Research Growth Portfolio).*+ Its investment objective is long-term growth of capital and income and moderate current income.


The Metropolitan Franklin Templeton Small Cap Growth Portfolio.*+ Its investment objective is long-term capital growth.

The Metropolitan Neuberger Berman Partners Mid Cap Value Portfolio.*+ Its investment objective is capital growth.


The Met Investors MFS Mid-Cap Growth Portfolio.*+ Its investment objective is long-term growth of capital.



The Met Investors PIMCO Innovation Portfolio.*+ Its investment objective is to seek capital appreciation; no consideration is given to income.


The VIP Equity-Income Portfolio. It seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.

The VIP Overseas Portfolio. It seeks long-term growth of capital. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

The VIP High Income Portfolio. It seeks a high level of current income while also considering growth of capital. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The VIP II Asset Manager Portfolio. It seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.


The American Funds Insurance Series American Funds Growth Fund.* Its investment objective is to seek capital appreciation through stocks.



The American Funds Insurance Series American Funds Growth-Income Fund.* Its investment objective is to seek capital appreciation and income.



The American Funds Insurance Series American Funds Global Small Capitalization Fund.* Its investment objective is to seek capital appreciation through stocks.

------------
* Availability of these Portfolios is subject to any necessary state insurance department approvals.


+ Scheduled to be available in the fourth quarter of 2001.



The Zenith Fund, the Metropolitan Series Fund, Inc. and the Met Investors Series Trust are open-end management investment companies, more commonly known as a mutual funds. These funds are available as investment vehicles for separate investment accounts of MetLife, NELICO and other life insurance companies.



VIP, VIP II and the American Funds Insurance Series are mutual funds that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies.

The Variable Account purchases and sells Eligible Fund shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

The Eligible Funds' investment objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

INVESTMENT MANAGEMENT


MetLife Advisers, LLC (formerly New England Investment Management, LLC), is the investment adviser for the series of the Zenith Fund. The chart below shows the sub-adviser for each series of the Zenith Fund. MetLife Advisers, which is an affiliate of NELICO, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.



                      SERIES                                             SUB-ADVISER
                      ------                                             -----------
Capital Growth                                         Capital Growth Management Limited Partnership*
Back Bay Advisors Money Market                         Back Bay Advisors, L.P.**
Back Bay Advisors Bond Income                          Back Bay Advisors, L.P.**
Back Bay Advisors Managed                              Back Bay Advisors, L.P.**
Westpeak Growth and Income                             Westpeak Investment Advisors, L.P.
Loomis Sayles Small Cap                                Loomis, Sayles & Company, L.P.
Balanced                                               Wellington Management Company, LLP
Harris Oakmark Mid Cap Value                           Harris Associates L.P.
Davis Venture Value                                    Davis Selected Advisers, L.P.***
Alger Equity Growth                                    Fred Alger Management, Inc.
MFS Investors Trust                                    Massachusetts Financial Services Company
MFS Research Managers                                  Massachusetts Financial Services Company


------------
  * Effective May 1, 2001, MetLife Advisers became the investment adviser to the Capital Growth Series and Capital Growth Management Limited Partnership became the sub-adviser.


 **CDC IXIS Asset Management North America, L.P. ("CDC IXIS"), the parent of
   Back Bay Advisors, L.P., has informed MetLife Advisers that CDC IXIS intends to terminate the operations of Back Bay Advisors in the near future. MetLife Advisers will be hiring a new sub-adviser for the series. Affected Policy Owners will receive further information when a new sub-adviser is hired.



*** Davis Selected may also delegate any of its responsibilities to Davis
    Selected Advisers--NY, Inc., a wholly-owned subsidiary of Davis Selected.


In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Growth and Income Series, Harris Oakmark Mid Cap Value Series and Loomis Sayles Small Cap Series, MetLife Advisers became the adviser on May 1, 1995. The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis, Sayles until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis, Sayles until May 1, 2000, when Wellington Management Company became the sub-adviser. For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.


MetLife Advisers became the investment manager for the Metropolitan Series Fund Portfolios on May 1, 2001. Prior to that time, MetLife was the investment manager. For more information regarding the investment manager and sub-investment managers of the Metropolitan Series Fund Portfolios, see the Metropolitan Series Fund prospectus attached at the end of this prospectus and its Statement of Additional Information. The following chart shows the sub-investment manager for each portfolio of the Metropolitan Series Fund.

                  PORTFOLIO                                 SUB-INVESTMENT MANAGER
                  ---------                                 ----------------------
Putnam Large Cap Growth                          Putnam Investment Management, LLC
Janus Mid Cap                                    Janus Capital Corporation
Russell 2000 Index                               Metropolitan Life Insurance Company*
Putnam International Stock                       Putnam Investment Management, LLC
MetLife Stock Index                              Metropolitan Life Insurance Company*
MetLife Mid Cap Stock Index                      Metropolitan Life Insurance Company*
Morgan Stanley EAFE Index                        Metropolitan Life Insurance Company*
Lehman Brothers Aggregate Bond Index             Metropolitan Life Insurance Company*
State Street Research Aurora Small Cap Value     State Street Research and Management Company
Janus Growth                                     Janus Capital Corporation
State Street Research Investment Trust+          State Street Research and Management Company
Franklin Templeton Small Cap Growth+             Franklin Advisers, Inc.
Neuberger Berman Partners Mid Cap Value+         Neuberger Berman Management Inc.


------------

+ Scheduled to be available in the fourth quarter of 2001.


* Metropolitan Life Insurance Company became the sub-investment manager on May 1, 2001.


Met Investors Advisory Corp. (formerly known as Security First Management Corp.) is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company and is the investment adviser for the Portfolios of the Met Investors Series Trust. For more information regarding the MFS Mid-Cap Growth Portfolio and the PIMCO Innovation Portfolio, see the Met Investors Series Trust prospectuses attached at the end of this prospectus and their Statement of Additional Information. The two Portfolios of the Met Investors Series Trust are scheduled to be available in the fourth quarter of 2001.


Fidelity Management & Research Company ("FMR") is the investment adviser for VIP and VIP II. For more information regarding the VIP Equity-Income, VIP Overseas, VIP High Income and VIP II Asset Manager Portfolios and FMR, see the VIP and VIP II prospectuses attached at the end of this prospectus and their Statements of Additional Information.


Capital Research and Management Company ("Capital Research") is the investment adviser for the American Variable Insurance Series. For more information regarding the American Funds Growth Fund, the American Funds Growth-Income Fund and the American Funds Global Small Capitalization Fund, see the American Funds Insurance Series prospectuses attached at the end of this prospectus and their Statement of Additional Information.



SUBSTITUTION OF INVESTMENTS



If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close sub-accounts to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.



SHARE CLASSES OF THE ELIGIBLE FUNDS



The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Zenith Fund, Metropolitan Series Fund and Met Investors Series Trust, we offer Class A shares only, for VIP and VIP II we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.


                               THE FIXED ACCOUNT

    THE POLICY HAS A FIXED ACCOUNT OPTION ONLY IN STATES THAT APPROVE IT.

You may allocate net premiums and transfer cash value to the Fixed Account, which is part of NELICO's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.

GENERAL DESCRIPTION

Our general account includes all of our assets, except assets in the Variable Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the Fixed Account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 4%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.

We can change our Fixed Account interest crediting procedures. Currently, all cash value in the Fixed Account on a Policy anniversary earns interest at the declared annual rate in effect on the anniversary until the next Policy anniversary, when it is credited with our current rate. (Although our current practice is to credit your entire Fixed Account cash value on a Policy anniversary with our current annual rate until the next anniversary, we can select any portion, from 0% to 100%, of your Fixed Account cash value on a Policy anniversary to earn interest at our current rate until the next Policy anniversary, unless otherwise required by state law.) Any net premiums allocated or cash value transferred to the Fixed Account on a date other than a Policy anniversary earn interest at our current rate until the next Policy anniversary. The effective interest rate is a weighted average of all the Fixed Account rates for your Policy.

After the Policy has been in force for ten years, if we set an interest rate for the Fixed Account that is higher than 4%, that rate will be increased for the Policy by at least 0.45%. For Policies issued in New Jersey, and that have been in force for ten years, additional interest at a rate of not more than .45% may be credited to the Policy, even if the interest rate set for the Fixed Account is not higher than 4%.

VALUES AND BENEFITS

Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial surrenders made from the Fixed Account, charges, and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's sub-accounts in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value".) A Policy's total cash value includes cash value in the Variable Account, the Fixed Account, and any cash value held in our general account (but outside of the Fixed Account) due to a Policy loan.

Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Variable Account. (See "Death Benefit".)

POLICY TRANSACTIONS

We can restrict allocations and transfers to the Fixed Account if the effective annual rate of interest on the amount would be 4%. Otherwise, the requirements for Fixed Account and Variable Account allocations are the same. (See "Allocation of Net Premiums".)

Except as described below, the Fixed Account has the same rights and limitations about premium allocations, transfers, loans, surrenders and partial surrenders as the Variable Account. (See "Other Policy Features".) The following special rules apply to the Fixed Account.

TRANSFERS FROM THE FIXED ACCOUNT TO THE VARIABLE ACCOUNT ARE ALLOWED ONLY ONCE IN EACH POLICY YEAR. WE PROCESS A TRANSFER FROM THE FIXED ACCOUNT IF WE RECEIVE THE TRANSFER REQUEST WITHIN 30 DAYS AFTER THE POLICY ANNIVERSARY. WE MAKE THE TRANSFER AS OF THE DATE WE RECEIVE THE TRANSFER REQUEST AT OUR HOME OFFICE.

EXCEPT WITH OUR CONSENT, THE AMOUNT OF CASH VALUE YOU MAY TRANSFER FROM THE FIXED ACCOUNT IS LIMITED TO THE GREATER OF 25% OF THE POLICY'S CASH VALUE IN THE FIXED ACCOUNT ON THE TRANSFER DATE OR THE AMOUNT OF CASH VALUE TRANSFERRED FROM THE FIXED ACCOUNT IN THE PRECEDING POLICY YEAR. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, you may transfer the entire amount of Fixed Account cash value. We may limit the total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account to four in one Policy year (twelve per Policy year for Policies issued in New York). We currently do not limit the number of these transfers in a Policy year.

Unless you request otherwise, a Policy loan reduces the Policy's cash value in the sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the loan, we take the balance from the Fixed Account. We allocate all loan repayments first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan earns interest at an effective rate of at least 4% per year, which we credit annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

Unless you request otherwise, we take partial surrenders only from the Policy's sub-accounts and not the Fixed Account. If there is not enough cash value in the Policy's sub-accounts for the partial surrender, we take the balance from the Fixed Account.

We can delay transfers, surrenders, and Policy loans from the Fixed Account for up to six months (to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.


                          DISTRIBUTION OF THE POLICIES



We sell the Policies through licensed insurance agents. These agents are also registered representatives of New England Securities Corporation ("New England Securities"), and are registered with the National Association of Securities Dealers, Inc. and with the states in which they do business. Registered representatives with New England Securities are also licensed as insurance agents in the states in which they do business and are appointed with NELICO. New England Securities, a Massachusetts corporation organized in 1968 and an indirect, wholly-owned subsidiary of NELICO, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. More information about New England Securities and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.



New England Securities, 399 Boylston Street, Boston, Massachusetts 02116, also serves as the principal underwriter for the Policies under a Distribution Agreement with NELICO. Under the Distribution Agreement, we pay sales commissions for the sale of the Policies and the following sales expenses: general agent and agency manager's compensation, agents' training allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.



We pay the following commissions and/or service fees to the selling agent: a maximum of 50% of the Target Premium paid in the first Policy year; 5% in Policy years two through ten; and 3% thereafter. Agents receive a commission of 3% of each payment in excess of the Target Premium in any year. Agents may elect to receive commissions equal to a maximum of .16% of cash value, instead of premium-based compensation, beginning in Policy year 11. Agents who meet certain NELICO productivity and persistency standards may be eligible for additional compensation. Agents may receive a portion of the general agent's expense reimbursement allowance. All or a portion of commissions may be returned if the Policy is not continued through the first Policy year.



New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable life insurance policies. Under the agreements with those broker-dealers, premium-based commissions paid to the broker-dealer on behalf of the registered representative will not exceed those listed above. A registered representative may choose a combination of premium-based and cash value-based compensation. In that case, the registered representative will receive maximum premium-based commissions up to the amounts listed above in Policy years one through ten, plus a maximum of
 .30% of cash value in Policy years two through ten and .09% thereafter. Selling firms may retain a portion of commissions. We may pay certain broker-dealers an additional bonus after the first Policy year on behalf of certain registered representatives, which may be up to the amount of the basic commission for the particular Policy year. We pay commissions through the registered broker-dealer, and may also pay additional compensation to the broker dealer and/or reimburse it for portions of Policy sales expenses. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.



New England Securities does not retain any override as distributor for the Policies. However, New England Securities' operating and other expenses are paid for by NELICO. Also, New England Securities or an affiliate may receive 12b-1 fees from the American Funds Growth Fund, the American Funds Growth-Income Fund, and the American Funds Global Small Capitalization Fund.



Because registered representatives of New England Securities are also agents of NELICO, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that NELICO offers, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy owners or the Variable Account.



We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

                LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

NOTIFICATION OF FIRST DEATH

Generally, we can challenge the validity of your Policy or a rider during either insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years (during either insured's lifetime) from the premium payment. However, if either insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time, based on misrepresentations relating to that insured.

You should notify us immediately upon the first death of an insured under the Policy. Even if premiums continue to be paid after the first death, we generally can contest the Policy or limit benefits under the suicide provision (described below) and terminate the Policy at any time, even beyond the two-year period, if we were not notified of a death that occurred during the period of contestability.

MISSTATEMENT OF AGE OR SEX

If either insured's age or sex is misstated in the application, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insureds' correct ages and, if the Policy is sex-based, correct sexes.

SUICIDE

If either of the insureds dies by suicide within two years (or less, if required by state law) from the date of issue, the death benefit is limited to premiums paid, less any policy loan balance and partial surrenders (more in some states). The Policy will terminate as of the date of the first death by suicide.

An eligible insured, if age 75 or younger, can request a new single life variable life insurance policy, with the same face amount as the original Policy, within 60 days of the date of the suicide. An eligible insured over age 75 may request a single life ordinary (not variable) life policy. Contact us or your registered representative for more information.

                               TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Policies and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY


In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to a survivorship life policy is limited. Thus, some uncertainty exists regarding the Federal income tax treatment of survivorship life policies. Nevertheless, we believe that it is reasonable to conclude that the Policies will satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so.


In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate payments and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policies.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy at any time, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

        (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

        (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

        (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a Modified Endowment Contract should generally not be treated as a taxable distribution. A tax adviser should be consulted regarding policy loans.


Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.


MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

TAX TREATMENT OF POLICY SPLIT. The policy split rider permits a Policy to be split into two individual Policies. It is not clear whether exercising the policy split rider will be treated as a taxable transaction or whether the individual Policies that result would be classified as Modified Endowment Contracts. A competent tax advisor should be consulted before exercising the policy split rider.

OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance, transfer, and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.


If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.


Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.



ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policyowner is subject to that tax.


We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                   MANAGEMENT

The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO

        NAME AND PRINCIPAL                           PRINCIPAL BUSINESS EXPERIENCE
         BUSINESS ADDRESS                              DURING THE PAST FIVE YEARS
        ------------------                           -----------------------------
James M. Benson...................    Chairman, President and Chief Executive Officer of NELICO
                                        since 1998 and President, Individual Business of
                                        Metropolitan Life Insurance Company since 1999; formerly,
                                        Director, President and Chief Operating Officer 1997-1998
                                        of NELICO; President and Chief Executive Officer 1996-1997
                                        of Equitable Life Assurance Society; President and Chief
                                        Operating Officer 1996-1997 of Equitable Companies, Inc.;
                                        President and Chief Operating Officer 1994-1996 of
                                        Equitable Life Assurance Society.
Susan C. Crampton.................    Director of NELICO since 1996 and serves as Principal of The
  6 Tarbox Road                         Vermont Partnership, a business consulting firm located in
  Jericho, VT 05465                     Jericho, Vermont since 1989; formerly, Director 1989-1996
                                        of New England Mutual.
Edward A. Fox.....................    Director of NELICO since 1996 and Chairman of the Board of
  RR Box 67-15                          SLM Holdings since 1997; formerly, Director 1994-1996 of New
  Harborside, ME 04642                  England Mutual.
George J. Goodman.................    Director of NELICO since 1996 and author, television
  Adam Smith's Global Television        journalist, and editor.
  50th Floor, Craig Drill Capital
  General Motors Building
  767 Fifth Street
  New York, NY 10153
Dr. Evelyn E. Handler.............    Director of NELICO since 1996 and President of Merrimack
  Ten Sterling Place                    Higher Education Associates, Inc. since 1998; formerly
  Bow, NH 03304                         Director 1987-1996 of New England Mutual and Executive
                                        Director and Chief Executive Officer 1994-1997 of the
                                        California Academy of Sciences.
Philip K. Howard, Esq.............    Director of NELICO since 1996 and Partner of the law firm of
  Covington & Burling                   Covington & Burling, (formerly, Howard, Smith & Levin LLP)
  1330 Avenue of the Americas           in New York City.
  New York, NY 10019

        NAME AND PRINCIPAL                           PRINCIPAL BUSINESS EXPERIENCE
         BUSINESS ADDRESS                              DURING THE PAST FIVE YEARS
        ------------------                           -----------------------------
Bernard A. Leventhal..............    Director of NELICO since 1996; formerly, Vice Chairman of
  Burlington Industries                 the Board of Directors 1995-1998 of Burlington Industries,
  1345 Avenue of the Americas           Inc.
  New York, NY 10105
Thomas J. May.....................    Director of NELICO since 1996 and Chairman and Chief
  NSTAR                                 Executive Officer of NSTAR since 2000; formerly, Chairman,
  800 Boylston Street                   President and Chief Executive Officer of Boston Edison
  Boston, MA 02199                      Company 1994-2000 and Director 1994-1996 of New England
                                        Mutual.
Stewart G. Nagler.................    Director of NELICO since 1996 and Vice Chairman of Board and
  Metropolitan Life Insurance Co.       Chief Financial Officer of Metropolitan Life Insurance
  One Madison Avenue                    Company since 1998; formerly, Senior Executive Vice
  New York, NY 10010                    President and Chief Financial Officer 1986-1998 of
                                        Metropolitan Life Insurance Company.
Catherine A. Rein.................    Director of NELICO since 1998 and President and Chief
  Metropolitan Property and             Executive Officer of Metropolitan Property and Casualty
  Casualty Insurance Company            Insurance Company since 1999; formerly, Senior Executive
  700 Quaker Lane                       Vice President 1998-1999; Executive Vice President
  Warwick, RI 02887                     1989-1998 of Metropolitan Life Insurance Company.
Rand N. Stowell...................    Director of NELICO since 1996 and President of United Timber
  P.O. Box 60                           Corp. and President of Randwell Co. since 2000 of Weld,
  Weld, ME 04285                        Maine; formerly, Director 1990-1996 of New England Mutual.
Lisa M. Weber.....................    Director of NELICO since 2000 and Executive Vice President
  Metropolitan Life                     of Metropolitan Life since 1998; formerly, Director of
  Insurance Company                     Diversity Strategies and Development and an Associate
  One Madison Avenue                    Director of Human Resources of Paine Webber
  New York, NY 10010

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS


                                                     PRINCIPAL BUSINESS EXPERIENCE
               NAME                                    DURING THE PAST FIVE YEARS
               ----                                  -----------------------------
James M. Benson...................    See Directors above.
David W. Allen....................    Senior Vice President of NELICO since 1996 and Vice
                                        President of Metropolitan Life Insurance Company since 2000;
                                        formerly, Senior Vice President 1994-1996 of New England
                                        Mutual.
Pauline V. Belisle................    Senior Vice President of NELICO since 1996 and Vice
                                        President of Metropolitan Life Insurance Company since 2000;
                                        formerly, Senior Vice President 1994-1996 of New England
                                        Mutual.
Mary Ann Brown....................    President, New England Products and Services of NELICO since
                                        1998 and Senior Vice President of Metropolitan Life
                                        Insurance Company since 2000; formerly, Director,
                                        Worldwide Life Insurance 1997-1998 of Swiss Reinsurance
                                        New Markets; President & Chief Executive Officer 1996-1998
                                        of Atlantic International Reinsurance Company; Executive
                                        Vice President 1996-1997 of Swiss Re Atrium and Swiss Re
                                        Services and Principal 1987-1996 of Tillinghast/Towers
                                        Perrin.
Anthony J. Candito................    President, NEF Information Services of NELICO and Chief
                                        Information Officer since 1998 and Senior Vice President of
                                        Metropolitan Life Insurance Company since 2000; formerly,
                                        Senior Vice President 1996-1998 of NELICO; Senior Vice
                                        President 1995-1996 of New England Mutual.
Thom A. Faria.....................    President, Career Agency System of NELICO since 1996 and
                                        President -- NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Executive Vice President in
                                        1996, Senior Vice President 1993-1996 of New England
                                        Mutual.
Anne M. Goggin....................    Senior Vice President and General Counsel of NELICO since
                                        2000 and Chief Counsel -- Individual Business of
                                        Metropolitan Life Insurance since 2000; formerly Senior
                                        Vice President and Associate General Counsel 1997-2000;
                                        Vice President and Counsel of NELICO in 1996, Vice
                                        President and Counsel 1994-1996 of New England Mutual.
Daniel D. Jordan..................    Second Vice President, Counsel, Secretary and Clerk of
                                        NELICO since 1996 and Associate General Counsel of
                                        Metropolitan Life Insurance Company since 2001; formerly,
                                        Counsel and Assistant Secretary 1990-1996 of New England
                                        Mutual.

                                                     PRINCIPAL BUSINESS EXPERIENCE
               NAME                                    DURING THE PAST FIVE YEARS
               ----                                  -----------------------------
Alan C. Leland, Jr................    Senior Vice President of NELICO since 1996 and Vice
                                        President of Metropolitan Life Insurance Company since 2000;
                                        formerly, Vice President 1984-1996 of New England Mutual.
George J. Maloof..................    Senior Vice President of NELICO since 1996 and Senior Vice
                                        President -- NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1991-1996 of
                                        New England Mutual.
Kenneth D. Martinelli.............    Senior Vice President of NELICO since 1999 and Senior Vice
                                        President -- NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1997-1999 of
                                        NELICO and Vice President 1994-1997 of The Equitable Life
                                        Assurance Company.
Thomas W. McConnell...............    Senior Vice President of NELICO since 1996 and Director,
                                        Chief Executive Officer and President of New England
                                        Securities Corporation since 1993.
Hugh C. McHaffie..................    Senior Vice President of NELICO since 1999 and Senior Vice
                                        President of Metropolitan Life Insurance Company since 2000;
                                        formerly, Vice President 1994-1999 of Manufacturers Life
                                        Insurance Company of North America.
Stephen J. McLaughlin.............    Senior Vice President of NELICO since 1999 and Senior Vice
                                        President -- NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1996-1999 of
                                        NELICO and Vice President 1994-1996 of New England Mutual.
Thomas W. Moore...................    Senior Vice President of NELICO since 1996 and Senior Vice
                                        President -- NEF Distribution of Metropolitan Life Insurance
                                        Company since 2000; formerly, Vice President 1990-1996 of
                                        New England Mutual.
David Y. Rogers...................    Executive Vice President and Chief Financial Officer of
                                        NELICO since 1999 and Senior Vice President of Metropolitan
                                        Life Insurance Company since 2000; formerly, Partner,
                                        Actuarial Consulting 1992-1999 of PriceWaterhousecoopers
                                        LLP.
John G. Small, Jr.................    President, New England Services of NELICO since 1997 and
                                        Vice President of Metropolitan Life Insurance Company since
                                        2000; formerly, Senior Vice President 1996-1997 of NELICO
                                        and Senior Vice President 1990-1996 of New England Mutual.


The principal business address for each of the directors and officers is the same as NELICO's except where indicated.

                                 VOTING RIGHTS

We own the Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to
(ii) the total cash value in that sub-account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan.

We will vote all Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a sub-account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                           RIGHTS RESERVED BY NELICO

We and our affiliates may change the voting procedures described above, and vote Eligible Fund shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add sub-accounts; (2) to combine sub-accounts; (3) to substitute shares of a new fund for shares of an Eligible Fund (the new fund may have different fees and expenses), to close a sub-account to allocations of premium payments or cash value or both at any time in our sole discretion, or to transfer assets to our general account as permitted by applicable law; (4) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form; and (5) to deregister the Variable Account under the Investment Company Act of 1940. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Variable Account or its investments.

                               TOLL-FREE NUMBERS

For information about historical values of the Variable Account sub-accounts, call 1-800-333-2501.

For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.


You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.


                                    REPORTS

We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, sub-account transfers, lapses, surrenders and other Policy transactions when they occur.

You will be sent semiannual reports containing the financial statements of the Variable Account and the Eligible Funds.

                             ADVERTISING PRACTICES

Professional organizations may endorse the Policies. We may use such endorsements in Policy sales material. We may pay the professional organization for the use of its customer or mailing lists to distribute Policy promotional materials. An endorsement by a third party does not predict the future performance of the Policies.

Articles discussing the Variable Account's investment performance, rankings and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. We may use references to, or reprints of such articles or rankings as sales material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience. We may also use "unit values" to provide information about the Variable Account's investment performance in this prospectus, marketing materials, and historical illustrations.

Publications may use articles and releases, developed by NELICO, the Eligible Funds and other parties, about the Variable Account or the Eligible Funds. We may use references to or reprints of such articles in sales material for the Policies or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style, and include excerpts from media articles.

We are a member of the Insurance Marketplace Standards Association ("IMSA"), and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Policy sales material may refer to historical, current and prospective economic trends. In addition, sales material may discuss topics of general investor interest for the benefit of registered representatives and prospective Policy Owners. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

Legal matters in connection with the Policies described in this prospectus have been passed on by Anne M. Goggin, General Counsel of NELICO. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.

                             REGISTRATION STATEMENT

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by James J. Reilly, F.S.A., M.A.A.A., Second Vice President and Actuary of NELICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                   APPENDIX A

                        ILLUSTRATIONS OF DEATH BENEFITS,
        CASH VALUES, NET CASH VALUES AND ACCUMULATED SCHEDULED PREMIUMS

The tables in Appendix A illustrate the way the Policies work. They show how the death benefit, net cash value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on face amounts of $250,000 and $1,000,000 and the Option 1 death benefit for a male and a female, both aged 55. The insureds are each assumed to be in the nonsmoker aggregate risk classification for the $250,000 face amount and the nonsmoker preferred risk classification for the $1,000,000 face amount. The Tables assume no rider benefits. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges.

The illustrated death benefits, net cash values and cash values for a Policy would be different, either higher or lower, from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average during the period, if premiums were paid in other amounts or at other than annual intervals. They would also be different depending on the allocation of cash value among the Variable Account's sub-accounts, if the actual gross rate of return for all sub-accounts averaged 0%, 6% or 12%, but varied above or below that average for individual sub-accounts. They would also differ if a Policy loan or partial surrender were made during the period of time illustrated, if either or both insureds were in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown on particular illustrations even if the average rate of return is achieved.


The death benefits, net cash values and cash values shown in the tables reflect:
(i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy fee, a mortality and expense risk charge, an administrative charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month.* The net cash values reflect a Surrender Charge that is deducted from the cash value upon surrender, face reduction or lapse during the first 15 Policy years. (See "Charges and Expenses".) The illustrations reflect an average of the investment advisory fees and operating expenses of the Eligible Funds, at an annual rate of .75% of the average daily net assets of the Eligible Funds. This average reflects expense subsidies by the investment advisers of certain Eligible Funds that may be voluntary and of limited duration.


Taking account of the average investment advisory fee and operating expenses of the Eligible Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -0.75%, 5.21%, and 11.16%, respectively.

The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 5% per year, compounded annually.

The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the net cash value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each Policy year.

If you request, we will furnish a personalized illustration reflecting the proposed insureds' age, sex, underwriting classification, and the death benefit option and face amount or premium payment schedule requested. Where applicable, we will also furnish on request an illustration for a Policy which is not affected by the sex of the insureds.
------------
* For Policies issued in New Jersey, the tables in Appendix A based on guaranteed maximum charges contain values and benefits that are more favorable than those which would result based on the guaranteed Policy fee and guaranteed maximum basic monthly Administrative charge for New Jersey Policies. Personalized illustrations based on guaranteed charges for Policies issued in New Jersey will use the guaranteed fees and charges applicable in New Jersey.

                       MALE AND FEMALE BOTH ISSUE AGE 55
        $4,000 ANNUAL PREMIUM FOR NON-SMOKER AGGREGATE UNDERWRITING RISK
                              $250,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                               DEATH BENEFIT                 NET CASH VALUE                 CASH VALUE
          PREMIUMS         ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
         ACCUMULATED           GROSS ANNUAL                   GROSS ANNUAL                 GROSS ANNUAL
END OF      AT 5%            RATE OF RETURN OF             RATE OF RETURN OF            RATE OF RETURN OF
POLICY    INTEREST     -----------------------------   --------------------------   --------------------------
 YEAR     PER YEAR       0%        6%         12%        0%       6%        12%       0%       6%        12%
------   -----------     --        --         ---        --       --        ---       --       --        ---
1...         4,200     250,000   250,000     250,000        0         0         0    2,454     2,611     2,768
2...         8,610     250,000   250,000     250,000    2,336     2,834     3,351    5,402     5,900     6,417
3...        13,241     250,000   250,000     250,000    5,438     6,466     7,572    8,268     9,296    10,402
4...        18,103     250,000   250,000     250,000    8,598    10,351    12,310   11,192    12,945    14,904
5...        23,208     250,000   250,000     250,000   11,665    14,346    17,460   14,024    16,704    19,818
6...        28,568     250,000   250,000     250,000   14,632    18,447    23,055   16,754    20,570    25,178
7...        34,196     250,000   250,000     250,000   17,489    22,649    29,132   19,376    24,536    31,019
8...        40,106     250,000   250,000     250,000   20,224    26,942    35,728   21,875    28,593    37,379
9...        46,312     250,000   250,000     250,000   22,820    31,313    42,881   24,235    32,728    44,296
10..        52,827     250,000   250,000     250,000   25,255    35,745    50,632   26,434    36,924    51,811
15..        90,630     250,000   250,000     250,000   39,247    63,873   106,965   39,247    63,873   106,965
20..       138,877     250,000   250,000     250,000   52,064    99,052   200,504   52,064    99,052   200,504
25..       200,454     250,000   250,000     373,968   60,460   140,971   356,160   60,460   140,971   356,160
30..       279,043     250,000   250,000     788,575   58,385   190,382   606,596   58,385   190,382   606,596
35..       379,345     250,000   360,846   1,427,703   33,840   240,564   951,802   33,840   240,564   951,802

          INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
             ON NET CASH VALUE               ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ------------------------------
 YEAR     0%        6%        12%        0%         6%        12%
------    --        --        ---        --         --        ---
1...    -100.00%  -100.00%  -100.00%  6,149.98%  6,149.98%  6,149.98%
2...     -58.68    -52.09    -45.70     642.15     642.15     642.15
3...     -34.65    -27.88    -21.32     258.47     258.47     258.47
4...     -23.35    -16.68    -10.22     148.92     148.92     148.92
5...     -17.46    -10.88     -4.49     100.39     100.39     100.39
6...     -14.00     -7.48     -1.15      73.77      73.77      73.77
7...     -11.79     -5.30      0.99      57.22      57.22      57.22
8...     -10.31     -3.84      2.44      46.06      46.06      46.06
9...      -9.29     -2.80      3.48      38.07      38.07      38.07
10..      -8.57     -2.06      4.24      32.11      32.11      32.11
15..      -5.52      0.78      6.94      16.46      16.46      16.46
20..      -4.30      1.99      8.12       9.93       9.93       9.93
25..      -4.14      2.55      8.77       6.48       6.48       9.08
30..      -5.18      2.83      9.10       4.39       4.39      10.43
35..     -10.37      2.83      9.05       3.02       4.77      10.75

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55
        $4,000 ANNUAL PREMIUM FOR NON-SMOKER AGGREGATE UNDERWRITING RISK
                              $250,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                               DEATH BENEFIT                   NET CASH VALUE                   CASH VALUE
          PREMIUMS         ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
         ACCUMULATED            GROSS ANNUAL                    GROSS ANNUAL                   GROSS ANNUAL
END OF      AT 5%            RATE OF RETURN OF               RATE OF RETURN OF              RATE OF RETURN OF
POLICY    INTEREST     ------------------------------   ----------------------------   ----------------------------
 YEAR     PER YEAR        0%         6%        12%        0%        6%        12%        0%        6%        12%
------   -----------      --         --        ---        --        --        ---        --        --        ---
   1         4,200      250,000    250,000    250,000         0         0          0     2,401     2,556      2,711
   2         8,610      250,000    250,000    250,000     2,230     2,722      3,231     5,295     5,787      6,297
   3        13,241      250,000    250,000    250,000     5,280     6,293      7,383     8,110     9,123     10,213
   4        18,103      250,000    250,000    250,000     8,389    10,115     12,045    10,983    12,709     14,639
   5        23,208      250,000    250,000    250,000    11,406    14,045     17,111    13,764    16,403     19,469
   6        28,568      250,000    250,000    250,000    14,323    18,077     22,613    16,445    20,200     24,735
   7        34,196      250,000    250,000    250,000    17,131    22,208     28,587    19,018    24,094     30,474
   8        40,106      250,000    250,000    250,000    19,818    26,426     35,070    21,469    28,077     36,721
   9        46,312      250,000    250,000    250,000    22,366    30,719     42,098    23,781    32,134     43,513
  10        52,827      250,000    250,000    250,000    24,754    35,068     49,709    25,933    36,247     50,889
  15        90,630      250,000    250,000    250,000    35,558    59,844    102,537    35,558    59,844    102,537
  20       138,877      250,000    250,000    250,000    35,950    81,936    184,751    35,950    81,936    184,751
  25       200,454      250,000    250,000    341,593    13,419    93,031    325,327    13,419    93,031    325,327
  30       279,043                 250,000    689,748              69,341    530,576              69,341    530,576
  35       379,345                            997,171                        664,781                        664,781

          INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
             ON NET CASH VALUE               ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ------------------------------
 YEAR     0%        6%        12%        0%         6%        12%
------    --        --        ---        --         --        ---
   1    -100.00%  -100.00%  -100.00%  6,149.98%  6,149.98%  6,149.98%
   2     -60.14    -53.54    -47.15     642.15     642.15     642.15
   3     -35.76    -28.97    -22.39     258.47     258.47     258.47
   4     -24.22    -17.52    -11.04     148.92     148.92     148.92
   5     -18.17    -11.56     -5.16     100.39     100.39     100.39
   6     -14.60     -8.05     -1.70      73.77      73.77      73.77
   7     -12.31     -5.80      0.52      57.22      57.22      57.22
   8     -10.77     -4.27      2.03      46.06      46.06      46.06
   9      -9.71     -3.19      3.11      38.07      38.07      38.07
  10      -8.95     -2.41      3.92      32.11      32.11      32.11
  15      -6.88     -0.03      6.45      16.46      16.46      16.46
  20      -8.44      0.23      7.43       9.93       9.93       9.93
  25     -22.94     -0.56      8.19       6.48       6.48       8.50
  30                -3.83      8.42                  4.39       9.76
  35                           7.51                             9.25

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55
       $16,000 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK
                             $1,000,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.

                                 DEATH BENEFIT                         NET CASH VALUE                   CASH VALUE
          PREMIUMS           ASSUMING HYPOTHETICAL                 ASSUMING HYPOTHETICAL           ASSUMING HYPOTHETICAL
         ACCUMULATED              GROSS ANNUAL                          GROSS ANNUAL                   GROSS ANNUAL    G
END OF      AT 5%              RATE OF RETURN OF                     RATE OF RETURN OF               RATE OF RETURN ORAT
POLICY    INTEREST     ----------------------------------   ------------------------------------   ---------------------
 YEAR     PER YEAR         0%           6%         12%          0%           6%          12%          0%          6%
------   -----------       --           --         ---          --           --          ---          --          --
1...         16,800     1,000,000    1,000,000   1,000,000           0            0            0     10,193       10,833
2...         34,440     1,000,000    1,000,000   1,000,000      10,461       12,524       14,661     22,724       24,787
3...         52,962     1,000,000    1,000,000   1,000,000      23,601       27,885       32,490     34,921       39,205
4...         72,410     1,000,000    1,000,000   1,000,000      37,007       44,344       52,535     47,384       54,720
5...         92,831     1,000,000    1,000,000   1,000,000      50,030       61,283       74,339     59,463       70,716
6...        114,272     1,000,000    1,000,000   1,000,000      62,640       78,690       98,049     71,130       87,180
7...        136,786     1,000,000    1,000,000   1,000,000      74,803       96,546      123,826     82,350      104,092
8...        160,425     1,000,000    1,000,000   1,000,000      86,468      114,815      151,833     93,071      121,419
9...        185,246     1,000,000    1,000,000   1,000,000      97,568      133,448      182,240    103,227      139,108
10..        211,309     1,000,000    1,000,000   1,000,000     109,244      153,586      216,395    113,960      158,303
15..        362,520     1,000,000    1,000,000   1,000,000     175,641      281,375      464,649    175,641      281,375
20..        555,508     1,000,000    1,000,000   1,000,000     230,396      433,661      867,667    230,396      433,661
25..        801,815     1,000,000    1,000,000   1,614,047     270,155      618,410    1,537,187    270,155      618,410
30..      1,116,173     1,000,000    1,094,163   3,403,431     272,963      841,664    2,618,024    272,963      841,664
35..      1,517,381     1,000,000    1,600,254   6,208,680     199,949    1,066,836    4,139,120    199,949    1,066,836

                 CASH VALUE        INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
      NG HYPOTHETICAL
                GROSS ANNUAL     ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
END OF        RATE OF RETURN OF   ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY        ----------------   ---------------------------   ------------------------------
 YEAR                  12%         0%        6%        12%        0%         6%        12%
------                 ---         --        --        ---        --         --        ---
1...                    11,473   -100.00%  -100.00%  -100.00%  6,150.00%  6,150.00%  6,150.00%
2...                    26,924    -54.93    -48.38    -42.01     642.15     642.15     642.15
3...                    43,810    -31.52    -24.80    -18.28     258.47     258.47     258.47
4...                    62,912    -20.75    -14.15     -7.74     148.92     148.92     148.92
5...                    83,772    -15.26     -8.76     -2.44     100.39     100.39     100.39
6...                   106,539    -12.09     -5.66      0.60      73.77      73.77      73.77
7...                   131,372    -10.11     -3.71      2.51      57.22      57.22      57.22
8...                   158,436     -8.80     -2.42      3.78      46.06      46.06      46.06
9...                   187,900     -7.91     -1.53      4.68      38.07      38.07      38.07
10..                   221,112     -7.08     -0.75      5.42      32.11      32.11      32.11
15..                   464,649     -4.01      1.96      7.89      16.46      16.46      16.46
20..                   867,667     -3.25      2.81      8.77       9.93       9.93       9.93
25..                 1,537,187     -3.17      3.20      9.25       6.48       6.48       9.56
30..                 2,618,024     -3.95      3.41      9.49       4.39       4.89      10.81
35..                 4,139,120     -6.83      3.33      9.40       3.02       5.24      11.10

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       MALE AND FEMALE BOTH ISSUE AGE 55
       $16,000 ANNUAL PREMIUM FOR NON-SMOKER PREFERRED UNDERWRITING RISK
                             $1,000,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.

                                  DEATH BENEFIT                        NET CASH VALUE                       CASH VALUE
          PREMIUMS            ASSUMING HYPOTHETICAL                ASSUMING HYPOTHETICAL              ASSUMING HYPOTHETICAL
         ACCUMULATED               GROSS ANNUAL                         GROSS ANNUAL                       GROSS ANNUAL
END OF      AT 5%               RATE OF RETURN OF                    RATE OF RETURN OF                  RATE OF RETURN OF
POLICY    INTEREST     ------------------------------------   --------------------------------   --------------------------------
 YEAR     PER YEAR         0%           6%          12%          0%         6%         12%          0%         6%         12%
------   -----------       --           --          ---          --         --         ---          --         --         ---
1...         16,800     1,000,000    1,000,000    1,000,000          0          0            0     10,050     10,686       11,321
2...         34,440     1,000,000    1,000,000    1,000,000     10,178     12,223       14,341     22,441     24,486       26,605
3...         52,962     1,000,000    1,000,000    1,000,000     23,179     27,423       31,986     34,499     38,743       43,306
4...         72,410     1,000,000    1,000,000    1,000,000     36,450     43,715       51,828     46,826     54,092       62,205
5...         92,831     1,000,000    1,000,000    1,000,000     49,338     60,479       73,407     58,771     69,913       82,841
6...        114,272     1,000,000    1,000,000    1,000,000     61,816     77,704       96,870     70,306     86,194      105,360
7...        136,786     1,000,000    1,000,000    1,000,000     73,849     95,369      122,373     81,395    102,915      129,920
8...        160,425     1,000,000    1,000,000    1,000,000     85,385    113,439      150,078     91,988    120,042      156,681
9...        185,246     1,000,000    1,000,000    1,000,000     96,357    131,862      180,151    102,017    137,522      185,811
10..        211,309     1,000,000    1,000,000    1,000,000    106,683    150,574      212,773    111,399    155,291      217,490
15..        362,520     1,000,000    1,000,000    1,000,000    152,099    255,561      437,198    152,099    255,561      437,198
20..        555,508     1,000,000    1,000,000    1,000,000    156,269    352,530      790,511    156,269    352,530      790,511
25..        801,815     1,000,000    1,000,000    1,463,561     70,288    412,336    1,393,867     70,288    412,336    1,393,867
30..      1,116,173                  1,000,000    2,950,936               354,686    2,269,951               354,686    2,269,951
35..      1,517,381                               4,262,289                          2,841,526                          2,841,526

          INTERNAL RATE OF RETURN        INTERNAL RATE OF RETURN
             ON NET CASH VALUE               ON DEATH BENEFIT
        ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
END OF   ANNUAL RATE OF RETURN OF        ANNUAL RATE OF RETURN OF
POLICY  ---------------------------   ------------------------------
 YEAR     0%        6%        12%        0%         6%        12%
------    --        --        ---        --         --        ---
1...    -100.00%  -100.00%  -100.00%  6,150.00%  6,150.00%  6,150.00%
2...     -55.87    -49.31    -42.93     642.15     642.15     642.15
3...     -32.22    -25.49    -18.97     258.47     258.47     258.47
4...     -21.29    -14.68     -8.26     148.92     148.92     148.92
5...     -15.70     -9.18     -2.85     100.39     100.39     100.39
6...     -12.46     -6.01      0.26      73.77      73.77      73.77
7...     -10.43     -4.02      2.21      57.22      57.22      57.22
8...      -9.08     -2.69      3.53      46.06      46.06      46.06
9...      -8.16     -1.77      4.45      38.07      38.07      38.07
10..      -7.53     -1.11      5.12      32.11      32.11      32.11
15..      -5.95      0.78      7.19      16.46      16.46      16.46
20..      -7.47      0.91      8.00       9.93       9.93       9.93
25..     -18.45      0.23      8.63       6.48       6.48       8.94
30..                -2.03      8.76                  4.39      10.10
35..                           7.80                             9.53

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT, CASH VALUE AND NET CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NELICO OR THE ELIGIBLE FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX B

                       INVESTMENT EXPERIENCE INFORMATION

This Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the Eligible Funds. It does not predict future performance.


The Policies became available in April, 2000. Except as noted, each Eligible Fund was made available to the Variable Account when that fund commenced operations. The Variable Account and the first three series of the Zenith Fund, the Capital Growth Series, the Back Bay Advisors Bond Income Series and the Back Bay Advisors Money Market Series, commenced operations on August 26, 1983. The Back Bay Advisors Managed Series of the Zenith Fund commenced operations on May 1, 1987. The Westpeak Growth and Income Series and Harris Oakmark Mid Cap Value Series of the Zenith Fund commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series commenced operations on May 2, 1994 and was made available to the Variable Account on December 19, 1994. The MFS Investors Trust Series and MFS Research Managers Series of the Zenith Fund commenced operations on April 30, 1999. The remaining Zenith Fund series shown in this Appendix commenced operations on October 31, 1994 and were made available to the Variable Account on May 1, 1995.



The commencement of operations for the following Portfolios of the Metropolitan Series Fund, Inc. was: March 3, 1997 for the Janus Mid Cap Portfolio; November 9, 1998 for the Russell 2000 Index Portfolio; and May 1, 2000 for the Putnam Large Cap Growth Portfolio. These three Portfolios were made available to the Variable Account on May 1, 2000. The commencement of operations for the following Metropolitan Series Fund, Inc. Portfolios was: November 9, 1998 for the Lehman Brothers Aggregate Bond Index Portfolio and the Morgan Stanley EAFE Index Portfolio; and July 5, 2000 for the MetLife Mid Cap Stock Index Portfolio and State Street Research Aurora Small Cap Value Portfolio. The Janus Growth Portfolio commenced operations on May 1, 2001 and is not included in this Appendix. These Portfolios were made available to the Variable Account on May 1, 2001. The commencement of operations for the following Metropolitan Series Fund, Inc. Portfolios was: June 24, 1983 for the State Street Research Investment Trust Portfolio; and November 9, 1998 for the Neuberger Berman Partners Mid Cap Value Portfolio. The Franklin Templeton Small Cap Growth Portfolio commenced operations on May 1, 2001 and is not included in this Appendix. These Portfolios are scheduled to be made available to the Variable Account in the fourth quarter of 2001.


On December 1, 2000, the Putnam International Stock Portfolio of the Metropolitan Series Fund, Inc. (which commenced operations on May 1, 1991) replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund (which commenced operations on October 31, 1994). Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series. On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. (which commenced operations on May 1, 1990) replaced the Westpeak Stock Index Series of the Zenith Fund (which commenced operations on May 1, 1987). Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.


The MFS Mid-Cap Growth Portfolio and the PIMCO Innovation Portfolio of the Met Investors Series Trust commenced operations on February 12, 2001 and are not included in this Appendix. These Portfolios are scheduled to be added as investment options of the Variable Account in the fourth quarter of 2001.



The commencement of operations for the following Funds of the American Funds Insurance Series was: February 8, 1984 for the American Funds Growth Fund and the American Funds Growth-Income Fund; and April 30, 1998 for the American Funds Global Small Capitalization Fund. These Funds were added as investment options of the Variable Account on May 1, 2001.


The VIP Equity-Income Portfolio and VIP Overseas Portfolio commenced operations on October 9, 1986 and January 28, 1987, respectively, and were added as investment options of the Variable Account on April 30, 1993. The VIP High Income Portfolio and the VIP II Asset Manager Portfolio commenced operations on September 19, 1985 and September 6, 1989, respectively, and were added as investment options of the Variable Account on December 19, 1994.

We base the illustrations on the actual investment experience of the relevant Eligible Funds for the periods shown (net of actual charges and expenses incurred by the Eligible Funds). The illustrations assume that premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

Many factors other than investment experience affect Policy values and benefits. These investment experience figures do not reflect the charges deducted from premiums and Monthly Deductions from the cash value. (See "Charges and Expenses".)

NET RATES OF RETURN

The annual net rate is the effective earnings rate at which the investment sub-accounts increased or decreased over a one year period, based on the investment experience of the relevant Eligible Funds. The rate is calculated by taking the difference between the sub-accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

The effective annual net rate of return since inception is the annualized effective interest rate at which the sub-accounts increased or decreased since the inception dates of the sub-accounts. For each sub-account, we calculate the rate by taking the difference between the sub-account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

                      SUB-ACCOUNT INVESTING IN ZENITH FUND

                                                                ANNUAL NET RATE OF RETURN
                       -----------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                             FOR ONE YEAR ENDING
-----------            8/26/83-   ------------------------------------------------------------------------------------------------
                       12/31/83   12/31/84   12/31/85   12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Capital Growth*......   8.87%      -0.59%     68.10%     95.21%     52.71%     -8.81%     30.76%     -3.48%     53.98%     -6.05%
Back Bay Advisors
 Bond Income.........   3.20       12.61      18.76      14.83       2.27       8.37      12.30       8.09      17.96       8.18
Back Bay Advisors
 Money Market........   3.20       10.73       8.26       6.80       6.53       7.52       9.25       8.19       6.21       3.80

                                                     ANNUAL NET RATE OF RETURN
                       -------------------------------------------------------------------------------------   8/26/83-    8/26/83-
SUB-ACCOUNT                                             FOR ONE YEAR ENDING                                    12/31/00    12/31/00
-----------            -------------------------------------------------------------------------------------     TOTAL     EFFECTIVE
                       12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN      ANNUAL
                       --------   --------   --------   --------   --------   --------   --------   --------   --------    ---------
Capital Growth*......   14.97%     -7.07%     38.03%     21.07%     23.48%     34.09%     15.70%     -4.65%    2,852.27%    21.54%
Back Bay Advisors
 Bond Income.........   12.61      -3.36      21.20       4.61      10.89       9.04      -0.47       8.15       388.51      9.57
Back Bay Advisors
 Money Market........    2.97       3.97       5.70       5.13       5.34       5.26       4.97       6.22       190.06      6.33


                                                                  ANNUAL NET RATE OF RETURN
                               ------------------------------------------------------------------------------------------------
                                                                           FOR ONE YEAR ENDING
SUB-ACCOUNT                               -------------------------------------------------------------------------------------
-----------                    5/1/87-
                               12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95
                               --------   --------   --------   --------   --------   --------   --------   --------   --------
Back Bay Advisors Managed....   -0.66%      9.48%     19.08%      3.21%     20.17%     6.70%      10.65%     -1.11%     31.26%

                                            ANNUAL NET RATE OF RETURN
                               ----------------------------------------------------
                                               FOR ONE YEAR ENDING                    5/1/87-     5/1/87-
SUB-ACCOUNT                    ----------------------------------------------------   12/31/00   12/31/00
-----------                                                                            TOTAL     EFFECTIVE
                               12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                               --------   --------   --------   --------   --------   --------   ---------
Back Bay Advisors Managed....   15.03%     26.56%     19.65%      9.97%     -3.38%    355.70%     11.73%


                                                                   ANNUAL NET RATE OF RETURN
                                     -------------------------------------------------------------------------------------
                                                                           FOR ONE YEAR ENDING
SUB-ACCOUNT                                     --------------------------------------------------------------------------
-----------                          4/30/93-
                                     12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
                                     --------   --------   --------   --------   --------   --------   --------   --------
Westpeak Growth and Income.........   14.24%     -1.21%     36.47%     18.10%     33.47%     24.45%     9.35%      -5.15%
Harris Oakmark Mid Cap Value**.....   14.74       -.27      30.35      17.61      17.32      -5.46      0.35       20.43


                                     4/30/93-   4/30/93-
SUB-ACCOUNT                          12/31/00   12/31/00
-----------                           TOTAL     EFFECTIVE
                                      RETURN     ANNUAL
                                     --------   ---------
Westpeak Growth and Income.........  213.36%     16.05%
Harris Oakmark Mid Cap Value**.....  135.15      11.79



                                                        ANNUAL NET RATE OF RETURN
                                --------------------------------------------------------------------------
                                                                 FOR ONE YEAR ENDING                         5/2/94-     5/2/94-
SUB-ACCOUNT                                ---------------------------------------------------------------   12/31/00   12/31/009
-----------                     5/2/94-                                                                       TOTAL     EFFECTIVE
                                12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                                --------   --------   --------   --------   --------   --------   --------   --------   ---------
Loomis Sayles Small Cap.......   -3.23%     28.84%     30.68%     24.85%     -1.69%     31.75%     5.25%     177.33%     16.53%



                                                       ANNUAL NET RATE OF RETURN
                              ---------------------------------------------------------------------------
                                                                FOR ONE YEAR ENDING                         10/31/94-   10/31/94-
SUB-ACCOUNT                               ---------------------------------------------------------------   12/31/00    12/31/00
-----------                   10/31/94-                                                                       TOTAL     EFFECTIVE
                              12/31/94    12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN      ANNUAL
                              ---------   --------   --------   --------   --------   --------   --------   ---------   ---------
Alger Equity Growth.........   -4.20%      48.69%     13.17%     25.63%     47.78%     34.13%    -13.68%     246.54%     22.32%
Balanced***.................    -.10       24.79      16.91      16.18       9.11      -5.06      -1.91       72.05       9.20
Davis Venture Value.........   -3.50       39.28      25.84      33.50      14.41      17.52       9.49      232.40      21.50



                                                                     ANNUAL NET RATE
                                                                        OF RETURN
                                                              -----------------------------
                                                                                  FOR ONE
                                                                                YEAR ENDING   4/30/99-    4/30/99-
SUB-ACCOUNT                                                                     -----------   12/31/00    12/31/00
-----------                                                      4/30/99-                       TOTAL     EFFECTIVE
                                                                 12/31/99        12/31/00      RETURN      ANNUAL
                                                                 --------        --------     --------    ---------
MFS Investors Trust.........................................       2.85%          -0.15%        2.70%       1.61%
MFS Research Managers.......................................      19.80           -3.64        15.45        8.97


------------
* Rates of return reflect the Capital Growth Series' former investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

** The Harris Oakmark Mid Cap Value Series' Sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management became the sub-adviser. Harris Associates became the sub-adviser on May 1, 2000. Rates of return reflect the Series' former investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

*** The Balanced Series' sub-adviser was Loomis Sayles until May 1, 2000, when
    Wellington Management Company became the sub-adviser.

            SUB-ACCOUNTS INVESTING IN METROPOLITAN SERIES FUND, INC.


                                                                      ANNUAL NET RATE OF RETURN
                                                              ------------------------------------------
                                                                               FOR ONE YEAR ENDING         3/3/97-     3/3/97-
SUB-ACCOUNT                                                               ------------------------------   12/31/00   12/31/00
-----------                                                    3/3/97-                                      TOTAL     EFFECTIVE
                                                              12/31/97    12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                                                              --------    --------   --------   --------   --------   ---------
Janus Mid Cap...............................................   28.21%      37.19%    122.92%    -30.86%    171.10%     29.74%



                                                                      ANNUAL NET RATE OF RETURN
                                                              ------------------------------------------
                                                                               FOR ONE YEAR ENDING         11/9/98-   11/9/98-
SUB-ACCOUNT                                                               ------------------------------   12/31/00   12/31/00
-----------                                                   11/9/98-                                      TOTAL     EFFECTIVE
                                                              12/31/98         12/31/99         12/31/00    RETURN     ANNUAL
                                                              --------         --------         --------   --------   ---------
Russell 2000 Index..........................................    5.48%           22.73%           -3.80%     24.54%     10.78%



                                                                                              ANNUAL NET
                                                                                            RATE OF RETURN   5/1/00-     5/1/00-
                                                                                            --------------   12/31/00   12/31/00
                                                                                               5/1/00-        TOTAL     EFFECTIVE
SUB-ACCOUNT                                                                                    12/31/00       RETURN     ANNUAL
-----------                                                                                    --------      --------   ---------
Putnam Large Cap Growth..................................................................      -27.00%       -27.00%       N/A

                                                       ANNUAL NET RATE OF RETURN
                              ---------------------------------------------------------------------------
                                                                FOR ONE YEAR ENDING                         10/31/94-   10/31/94-
SUB-ACCOUNT                               ---------------------------------------------------------------   12/31/00    12/31/00
-----------                   10/31/94-                                                                       TOTAL     EFFECTIVE
                              12/31/94    12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN      ANNUAL
                              ---------   --------   --------   --------   --------   --------   --------   ---------   ---------
Putnam International
 Stock*.....................    2.60%       6.23%      6.67%     -1.30%      7.27%     24.61%    -10.20%      37.76%      5.33%


                                                                     ANNUAL NET RATE OF RETURN
                                       -------------------------------------------------------------------------------------
                                                                             FOR ONE YEAR ENDING
SUB-ACCOUNT                                       --------------------------------------------------------------------------
-----------                            5/1/87-
                                       12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94
                                       --------   --------   --------   --------   --------   --------   --------   --------
MetLife Stock Index**................  -12.20%     16.34%     30.15%     -4.14%     30.43%     7.30%       9.72%      1.12%

                                                          ANNUAL NET RATE OF RETURN
                                       ---------------------------------------------------------------
                                                             FOR ONE YEAR ENDING                         5/1/87-     5/1/87-
SUB-ACCOUNT                            ---------------------------------------------------------------   12/31/00   12/31/00
-----------                                                                                               TOTAL     EFFECTIVE
                                       12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                                       --------   --------   --------   --------   --------   --------   --------   ---------
MetLife Stock Index**................   36.92%     22.47%     32.50%     27.93%     20.38%     -9.04%    512.84%     14.22%



                                                                ANNUAL NET
SUB-ACCOUNT                                                   RATE OF RETURN    7/5/00-      7/5/00-
-----------                                                   --------------    12/31/00     12/31/00
                                                                 7/5/00-         TOTAL      EFFECTIVE
                                                                 12/31/00        RETURN       ANNUAL
                                                                 --------       --------    ---------
MetLife Mid Cap Stock Index.................................       6.84%          6.84%        N/A



                                                                ANNUAL NET RATE OF RETURN
                                                              ------------------------------
                                                                               FOR ONE
                                                                             YEAR ENDING       11/9/98-   11/9/98-
SUB-ACCOUNT                                                              -------------------   12/31/00   12/31/00
-----------                                                   11/9/98-                          TOTAL     EFFECTIVE
                                                              12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                                                              --------   --------   --------   --------   ---------
Morgan Stanley EAFE Index...................................   8.11%      24.90%    -14.48%     15.49%      6.95%
Lehman Brothers Aggregate Bond Index........................   1.38       -1.37      11.41      11.40        5.17
Neuberger Berman Partners Mid Cap Value.....................   7.44       17.63      28.25      62.09       25.27


                                                                       ANNUAL NET RATE OF RETURN
                                               --------------------------------------------------------------------------
SUB-ACCOUNT                                                                     FOR ONE YEAR ENDING
-----------                                               ---------------------------------------------------------------
                                               6/24/83-
                                               12/31/83   12/31/84   12/31/85   12/31/86   12/31/87   12/31/88   12/31/89
                                               --------   --------   --------   --------   --------   --------   --------
State Street Research Investment Trust***....   -2.35%     0.54%      34.79%     10.21%     7.19%      12.10%     32.13%

                                                                       ANNUAL NET RATE OF RETURN
                                               --------------------------------------------------------------------------
SUB-ACCOUNT                                                               FOR ONE YEAR ENDING
-----------                                    --------------------------------------------------------------------------

                                               12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
                                               --------   --------   --------   --------   --------   --------   --------
State Street Research Investment Trust***....   -5.40%     33.09%     11.56%     14.40%     -3.26%     33.14%     22.18%

                                                       ANNUAL NET RATE OF RETURN
                                               -----------------------------------------
SUB-ACCOUNT                                               FOR ONE YEAR ENDING              6/24/83-   6/24/83-
-----------                                    -----------------------------------------   12/31/00   12/31/00
                                                                                            TOTAL     EFFECTIVE
                                               12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                                               --------   --------   --------   --------   --------   ---------
State Street Research Investment Trust***....   28.36%     28.75%     18.47%     -6.18%    956.73%     15.20%



                                                                ANNUAL NET
SUB-ACCOUNT                                                   RATE OF RETURN   7/5/00-     7/5/00-
-----------                                                   --------------   12/31/00   12/31/00
                                                                 7/5/00-        TOTAL     EFFECTIVE
                                                                 12/31/00       RETURN     ANNUAL
                                                                 --------      --------   ---------
State Street Research Aurora Small Cap Value................      23.22%        23.22%       N/A


------------

* On December 1, 2000, the Putnam International Stock Portfolio of the Metropolitan Series Fund, Inc. replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund (which commenced operations on October 31, 1994). Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series.



** On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan
   Series Fund, Inc. replaced the Westpeak Stock Index Series of the Zenith Fund (which commenced operations on May 1, 1987). Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.



*** The State Street Research Investment Trust Portfolio commenced operations on
    June 24, 1983. Performance figures for the period from June 24, 1983 through September 6, 1994 are based on month-end net asset values, as daily net asset value information is not available.


                         SUB-ACCOUNTS INVESTING IN VIP

                                                                   ANNUAL NET RATE OF RETURN
                                ------------------------------------------------------------------------------------------------
                                                                            FOR ONE YEAR ENDING
SUB-ACCOUNT                                -------------------------------------------------------------------------------------
-----------                     10/9/86-
                                12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income.................    .20%      -1.13%     21.93%     19.54%    -16.31%     31.44%     16.89%     18.29%     6.93%

                                                   ANNUAL NET RATE OF RETURN
                                ---------------------------------------------------------------
                                                      FOR ONE YEAR ENDING                         10/9/86-   10/9/86-
SUB-ACCOUNT                     ---------------------------------------------------------------   12/31/00   12/31/00
-----------                                                                                        TOTAL     EFFECTIVE
                                12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                                --------   --------   --------   --------   --------   --------   --------   ---------
Equity-Income.................   35.90%     13.75%     28.11%     11.63%     6.33%      8.42%     498.44%     13.40%


                                                                    ANNUAL NET RATE OF RETURN
                                      -------------------------------------------------------------------------------------
                                                                            FOR ONE YEAR ENDING
SUB-ACCOUNT                                      --------------------------------------------------------------------------
-----------                           1/28/87-
                                      12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94
                                      --------   --------   --------   --------   --------   --------   --------   --------
Overseas............................   -5.38%     9.63%      23.97%     -1.20%     8.00%     -10.72%     37.35%     1.21%

                                                         ANNUAL NET RATE OF RETURN
                                      ---------------------------------------------------------------
                                                            FOR ONE YEAR ENDING                         1/28/87-   1/28/87-
SUB-ACCOUNT                           ---------------------------------------------------------------   12/31/00   12/31/00
-----------                                                                                              TOTAL     EFFECTIVE
                                      12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                                      --------   --------   --------   --------   --------   --------   --------   ---------
Overseas............................   11.02%     12.43%     11.56%     12.75%     42.63%    -19.11%    208.42%      8.42%


                                                              ANNUAL RATE OF RETURN
                         ------------------------------------------------------------------------------------------------
                                                                     FOR ONE YEAR ENDING
SUB-ACCOUNT                         -------------------------------------------------------------------------------------
-----------              9/19/85-
                         12/31/85   12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93
                         --------   --------   --------   --------   --------   --------   --------   --------   --------
High Income............   6.38%      17.68%     1.22%      11.53%     -4.07%     -2.23%     35.08%     23.17%     20.40%

                                                   ANNUAL RATE OF RETURN
                         --------------------------------------------------------------------------
                                                    FOR ONE YEAR ENDING                               9/19/85-   9/19/85-
SUB-ACCOUNT              --------------------------------------------------------------------------   12/31/00   12/31/00
-----------                                                                                            TOTAL     EFFECTIVE
                         12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                         --------   --------   --------   --------   --------   --------   --------   --------   ---------
High Income............   -1.45%     20.79%     13.75%     17.67%     -4.33%     8.15%     -22.47%    239.28%      8.32%


                        SUB-ACCOUNT INVESTING IN VIP II

                                                                      ANNUAL NET RATE OF RETURN
                                   ------------------------------------------------------------------------------------------------
                                                                               FOR ONE YEAR ENDING
SUB-ACCOUNT                                   -------------------------------------------------------------------------------------
-----------                        9/6/89-
                                   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97
                                   --------   --------   --------   --------   --------   --------   --------   --------   --------
Asset Manager....................   1.32%      6.19%      22.56%     11.71%     21.23%     -6.43%     17.68%     14.31%     20.65%

                                     ANNUAL NET RATE OF RETURN
                                   ------------------------------
                                        FOR ONE YEAR ENDING         9/6/89-     9/6/89-
SUB-ACCOUNT                        ------------------------------   12/31/00   12/31/00
-----------                                                          TOTAL     EFFECTIVE
                                   12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                                   --------   --------   --------   --------   ---------
Asset Manager....................   15.05%     11.09%     -3.93%    232.99%      11.21%

           SUB-ACCOUNTS INVESTING IN AMERICAN FUNDS INSURANCE SERIES


                                                                ANNUAL NET RATE OF RETURN
                       -----------------------------------------------------------------------------------------------------------
                                                                        FOR ONE YEAR ENDING
SUB-ACCOUNT                       ------------------------------------------------------------------------------------------------
-----------            2/8/84-
                       12/31/84   12/31/85   12/31/86   12/31/87   12/31/88   12/31/89   12/31/90   12/31/91   12/31/92   12/31/93
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Growth...............   1.87%      19.76%     30.04%     7.78%      14.27%     30.79%     -4.67%     32.90%     10.48%     16.00%
Growth-Income........   8.96       36.91      21.82      0.30       14.02      25.02      -2.87      23.69       7.62      11.97

                                               ANNUAL NET RATE OF RETURN
                       --------------------------------------------------------------------------
                                                  FOR ONE YEAR ENDING                                2/8/84-     2/8/84-
SUB-ACCOUNT            --------------------------------------------------------------------------   12/31/00    12/31/00
-----------                                                                                           TOTAL     EFFECTIVE
                       12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00    RETURN      ANNUAL
                       --------   --------   --------   --------   --------   --------   --------   --------    ---------
Growth...............   0.23%      32.90%     13.07%     29.79%     35.24%     57.27%     4.47%     1,702.52%    18.67%
Growth-Income........   1.79       32.63      18.41      25.54      18.09      11.20      7.95        969.92     15.06



                                                                ANNUAL NET RATE OF RETURN
                                                              ------------------------------
                                                                               FOR ONE
                                                                             YEAR ENDING       4/30/98-   4/30/98-
SUB-ACCOUNT                                                              -------------------   12/31/00   12/31/00
-----------                                                   4/30/98-                          TOTAL     EFFECTIVE
                                                              12/31/98   12/31/99   12/31/00    RETURN     ANNUAL
                                                              --------   --------   --------   --------    ------
Global Small Capitalization.................................   2.47%      91.37%    -16.53%     63.68%     20.25%

POLICY PERFORMANCE


The material below assumes a Policy was issued with a $1 million face amount, to a male and a female, both age 55 in the nonsmoker preferred risk category and annual premiums of $16,000 paid on August 26 of each year (May 1 in the case of the Metropolitan MetLife Stock Index Sub-Account, Zenith Back Bay Managed Sub-Accounts and Metropolitan Putnam Large Cap Growth Sub-Account; May 2 in the case of the Zenith Loomis Sayles Small Cap Sub-Account; October 31 in the case of the Zenith Balanced, Zenith Davis Venture Value, and Zenith Alger Equity Growth and Metropolitan Putnam International Stock Sub-Accounts; October 9 in the case of the VIP Equity-Income Sub-Account; January 28 in the case of the VIP Overseas Sub-Account; April 30 in the case of the Zenith Westpeak Growth and Income, Zenith Harris Oakmark Mid Cap Value, Zenith MFS Investors Trust and Zenith MFS Research Managers Sub-Accounts; September 19 in the case of the VIP High Income Sub-Account; September 6 in the case of the VIP II Asset Manager Sub-Account; March 3 in the case of the Metropolitan Janus Mid Cap Sub-Account; November 9 in the case of the Metropolitan Russell 2000 Index Sub-Account; June 24 in the case of the Metropolitan State Street Research Investment Trust Sub-Account; November 9 in the case of the Metropolitan Lehman Brothers Aggregate Bond Index, the Metropolitan Morgan Stanley EAFE Index and the Metropolitan Neuberger Berman Partners Mid Cap Value Sub-Accounts; July 5 in the case of the Metropolitan MetLife Mid Cap Stock Index and the Metropolitan State Street Research Aurora Small Cap Value Sub-Accounts; February 8 in the case of the American Funds Growth Sub-Account, and the American Funds Growth-Income Sub-Account; and April 30 in the case of the American Funds Global Small Capitalization Sub-Account). The example shows an Option 1 death benefit. The death benefits, cash values and internal rates of return assume in each instance that the entire Policy value was invested in the particular sub-account for the period shown. These illustrations of policy investment experience also reflect all Policy charges based on NELICO's current rates. (See Appendix A for the definition of the internal rate of return.)


                             $1,000,000 FACE AMOUNT
                             OPTION 1 DEATH BENEFIT
                              NONSMOKER PREFERRED

ZENITH CAPITAL GROWTH SUB-ACCOUNT*


                              TOTAL                                                INTERNAL RATE     INTERNAL RATE
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
           ----              --------     -------        -----        --------     --------------    -------------
August 26, 1983............  $ 16,000    $1,000,000    $   11,292    $        0            --                --
December 31, 1983..........    16,000     1,000,000        11,921             0       -100.00%               --
December 31, 1984..........    32,000     1,000,000        24,745        11,932        -76.52          1,975.63%
December 31, 1985..........    48,000     1,000,000        56,812        44,942         -4.82            434.27
December 31, 1986..........    64,000     1,000,000       122,835       111,908         31.88            206.69
December 31, 1987..........    80,000     1,000,000       196,223       186,239         37.41            127.42
December 31, 1988..........    96,000     1,000,000       190,604       181,564         22.50             88.99
December 31, 1989..........   112,000     1,000,000       260,136       252,039         24.00             66.82
December 31, 1990..........   128,000     1,000,000       259,609       252,455         17.28             52.57
December 31, 1991..........   144,000     1,000,000       410,289       404,079         22.84             42.74
December 31, 1992..........   160,000     1,000,000       395,936       390,669         17.61             35.59
December 31, 1993..........   176,000     1,000,000       466,687       462,364         17.10             30.19
December 31, 1994..........   192,000     1,000,000       441,784       438,404         13.37             25.98
December 31, 1995..........   208,000     1,000,000       628,734       626,297         16.15             22.62
December 31, 1996..........   224,000     1,000,000       771,723       770,229         16.58             19.89
December 31, 1997..........   240,000     1,116,896       962,841       962,291         17.17             18.90
December 31, 1998..........   256,000     1,496,752     1,301,523     1,301,523         18.55             20.04
December 31, 1999..........   272,000     1,712,166     1,515,191     1,515,191         18.26             19.47
December 31, 2000..........   288,000     1,589,641     1,432,109     1,432,109         16.09             17.07

ZENITH BACK BAY BOND INCOME SUB-ACCOUNT


                              TOTAL                                                INTERNAL RATE     INTERNAL RATE
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
           ----              --------     -------        -----        --------     --------------    -------------
August 26, 1983............  $ 16,000    $1,000,000    $   11,292    $        0            --                --
December 31, 1983..........    16,000     1,000,000        11,262             0       -100.00%               --
December 31, 1984..........    32,000     1,000,000        26,612        13,799        -69.56          1,975.63%
December 31, 1985..........    48,000     1,000,000        44,926        33,056        -25.82            434.27
December 31, 1986..........    64,000     1,000,000        64,421        53,494         -9.56            206.69
December 31, 1987..........    80,000     1,000,000        78,642        68,658         -6.48            127.42
December 31, 1988..........    96,000     1,000,000        97,740        88,699         -2.78             88.99
December 31, 1989..........   112,000     1,000,000       121,964       113,867          0.49             66.82
December 31, 1990..........   128,000     1,000,000       143,872       136,718          1.71             52.57
December 31, 1991..........   144,000     1,000,000       181,476       175,266          4.47             42.74
December 31, 1992..........   160,000     1,000,000       206,958       201,691          4.70             35.59
December 31, 1993..........   176,000     1,000,000       245,285       240,961          5.74             30.19
December 31, 1994..........   192,000     1,000,000       249,603       246,223          4.17             25.98
December 31, 1995..........   208,000     1,000,000       316,922       314,485          6.29             22.62
December 31, 1996..........   224,000     1,000,000       344,991       343,497          6.01             19.89
December 31, 1997..........   240,000     1,000,000       395,645       395,095          6.49             17.62
December 31, 1998..........   256,000     1,000,000       444,195       444,195          6.68             15.72
December 31, 1999..........   272,000     1,000,000       454,274       454,274          5.85             14.10
December 31, 2000..........   288,000     1,000,000       507,669       507,669          6.06             12.71



ZENITH BACK BAY MONEY MARKET SUB-ACCOUNT
                                 TOTAL                                            INTERNAL RATE     INTERNAL RATE
                                PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                 PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----               --------     -------       -----      --------    --------------    -------------
August 26, 1983...............  $ 16,000    $1,000,000    $ 11,292    $      0            --                --
December 31, 1983.............    16,000     1,000,000      11,287           0       -100.00%               --
December 31, 1984.............    32,000     1,000,000      25,769      12,955        -72.74          1,975.63%
December 31, 1985.............    48,000     1,000,000      40,799      28,929        -34.18            434.27
December 31, 1986.............    64,000     1,000,000      56,370      45,443        -18.01            206.69
December 31, 1987.............    80,000     1,000,000      72,963      62,979        -10.12            127.42
December 31, 1988.............    96,000     1,000,000      91,115      82,075         -5.51             88.99
December 31, 1989.............   112,000     1,000,000     111,725     103,628         -2.33             66.82
December 31, 1990.............   128,000     1,000,000     132,537     125,383         -0.54             52.57
December 31, 1991.............   144,000     1,000,000     151,879     145,669          0.26             42.74
December 31, 1992.............   160,000     1,000,000     168,602     163,335          0.42             35.59
December 31, 1993.............   176,000     1,000,000     186,309     181,986          0.62             30.19
December 31, 1994.............   192,000     1,000,000     207,431     204,050          1.04             25.98
December 31, 1995.............   208,000     1,000,000     232,719     230,282          1.59             22.62
December 31, 1996.............   224,000     1,000,000     257,893     256,399          1.95             19.89
December 31, 1997.............   240,000     1,000,000     284,784     284,234          2.26             17.62
December 31, 1998.............   256,000     1,000,000     312,678     312,678          2.50             15.72
December 31, 1999.............   272,000     1,000,000     340,877     340,877          2.64             14.10
December 31, 2000.............   288,000     1,000,000     374,659     374,659          2.89             12.71

ZENITH BACK BAY MANAGED SUB-ACCOUNT
                              TOTAL                                                INTERNAL RATE     INTERNAL RATE
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
           ----              --------     -------        -----        --------     --------------    -------------
May 1, 1987................  $ 16,000    $1,000,000    $   11,292    $        0            --                --
December 31, 1987..........    16,000     1,000,000        10,590             0       -100.00%               --
December 31, 1988..........    32,000     1,000,000        25,124        12,546        -58.60          1,033.28%
December 31, 1989..........    48,000     1,000,000        44,539        32,904        -21.14            328.36
December 31, 1990..........    64,000     1,000,000        59,169        48,478        -12.47            174.11
December 31, 1991..........    80,000     1,000,000        85,038        75,290         -2.27            112.69
December 31, 1992..........    96,000     1,000,000       103,936        95,132         -0.29             80.87
December 31, 1993..........   112,000     1,000,000       127,368       119,507          1.77             61.77
December 31, 1994..........   128,000     1,000,000       137,482       130,564          0.48             49.18
December 31, 1995..........   144,000     1,000,000       194,414       188,440          5.70             40.32
December 31, 1996..........   160,000     1,000,000       234,417       229,385          6.85             33.80
December 31, 1997..........   176,000     1,000,000       311,646       307,559          9.55             28.82
December 31, 1998..........   192,000     1,000,000       386,444       383,299         10.75             24.90
December 31, 1999..........   208,000     1,000,000       437,558       435,357         10.55             21.75
December 31, 2000..........   224,000     1,000,000       428,955       427,697          8.61             19.18



ZENITH WESTPEAK GROWTH AND INCOME SUB-ACCOUNT
                              TOTAL                                                INTERNAL RATE     INTERNAL RATE
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
           ----              --------     -------        -----        --------     --------------    -------------
April 30, 1993.............  $ 16,000    $1,000,000    $   11,292    $        0            --                --
December 31, 1993..........    16,000     1,000,000        12,116             0       -100.00%               --
December 31, 1994..........    32,000     1,000,000        24,881        12,382        -59.06          1,028.55%
December 31, 1995..........    48,000     1,000,000        49,523        37,967        -13.45            327.65
December 31, 1996..........    64,000     1,000,000        72,517        61,905         -1.53            173.87
December 31, 1997..........    80,000     1,000,000       112,316       102,647          9.45            112.58
December 31, 1998..........    96,000     1,000,000       152,419       143,693         12.81             80.81
December 31, 1999..........   112,000     1,000,000       178,059       170,277         11.38             61.73
December 31, 2000..........   128,000     1,000,000       174,104       167,265          6.37             49.15



ZENITH HARRIS OAKMARK MID CAP VALUE SUB-ACCOUNT**
                              TOTAL                                                INTERNAL RATE     INTERNAL RATE
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
           ----              --------     -------        -----        --------     --------------    -------------
April 30, 1993.............  $ 16,000    $1,000,000    $   11,292    $        0            --                --
December 31, 1993..........    16,000     1,000,000        12,171             0       -100.00%               --
December 31, 1994..........    32,000     1,000,000        25,125        12,625        -58.23          1,028.55%
December 31, 1995..........    48,000     1,000,000        48,233        36,677        -15.34            327.65
December 31, 1996..........    64,000     1,000,000        70,156        59,544         -3.30            173.87
December 31, 1997..........    80,000     1,000,000        97,079        87,410          3.33            112.58
December 31, 1998..........    96,000     1,000,000       101,439        92,713         -1.10             80.81
December 31, 1999..........   112,000     1,000,000       112,691       104,909         -1.78             61.73
December 31, 2000..........   128,000     1,000,000       146,109       139,270          2.02             49.15

ZENITH LOOMIS SAYLES SMALL CAP SUB-ACCOUNT
                              TOTAL                                                INTERNAL RATE     INTERNAL RATE
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
           ----              --------     -------        -----        --------     --------------    -------------
May 2, 1994................  $ 16,000    $1,000,000    $   11,292    $        0            --                --
December 31, 1994..........    16,000     1,000,000        10,207             0       -100.00%               --
December 31, 1995..........    32,000     1,000,000        28,740        16,163        -46.61          1,038.05%
December 31, 1996..........    48,000     1,000,000        51,891        40,257        -10.23            329.07
December 31, 1997..........    64,000     1,000,000        80,582        69,891          4.10            174.35
December 31, 1998..........    80,000     1,000,000        90,055        80,308          0.14            112.81
December 31, 1999..........    96,000     1,000,000       135,289       126,485          8.75             80.93
December 31, 2000..........   112,000     1,000,000       145,058       137,197          5.53             61.81



ZENITH ALGER EQUITY GROWTH SUB-ACCOUNT
                                TOTAL                                                INTERNAL RATE     INTERNAL RATE
                              PREMIUMS       DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
            DATE                PAID        BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
            ----              --------      -------        -----        --------     --------------    -------------
October 31, 1994...........   $ 16,000     $1,000,000    $   11,292    $        0            --                --
December 31, 1994..........     16,000      1,000,000        10,486             0       -100.00%               --
December 31, 1995..........     32,000      1,000,000        28,289        15,319        -77.32          3,271.69%
December 31, 1996..........     48,000      1,000,000        44,920        32,892        -30.27            522.96
December 31, 1997..........     64,000      1,000,000        68,940        57,856         -6.01            230.16
December 31, 1998..........     80,000      1,000,000       116,709       106,568         13.33            137.32
December 31, 1999..........     96,000      1,000,000       170,149       160,951         19.34             94.25
December 31, 2000..........    112,000      1,000,000       151,541       143,287          7.71             70.00



ZENITH BALANCED SUB-ACCOUNT
                              TOTAL                                                INTERNAL RATE     INTERNAL RATE
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
           ----              --------     -------        -----        --------     --------------    -------------
October 31, 1994...........  $ 16,000    $1,000,000    $   11,292    $        0            --                --
December 31, 1994..........    16,000     1,000,000        11,082             0       -100.00%               --
December 31, 1995..........    32,000     1,000,000        27,317        14,347        -81.32          3,271.69%
December 31, 1996..........    48,000     1,000,000        44,936        32,908        -30.24            522.96
December 31, 1997..........    64,000     1,000,000        64,926        53,842        -10.24            230.16
December 31, 1998..........    80,000     1,000,000        84,123        73,982         -3.60            137.32
December 31, 1999..........    96,000     1,000,000        92,044        82,847         -5.54             94.25
December 31, 2000..........   112,000     1,000,000       100,872        92,618         -6.05             70.00



ZENITH DAVIS VENTURE VALUE SUB-ACCOUNT
                                TOTAL                                                INTERNAL RATE     INTERNAL RATE
                              PREMIUMS       DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
            DATE                PAID        BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
            ----              --------      -------        -----        --------     --------------    -------------
October 31, 1994...........   $ 16,000     $1,000,000    $   11,292    $        0            --                --
December 31, 1994..........     16,000      1,000,000        10,744             0       -100.00%               --
December 31, 1995..........     32,000      1,000,000        28,426        15,455        -76.74          3,271.69%
December 31, 1996..........     48,000      1,000,000        48,927        36,900        -21.49            522.96
December 31, 1997..........     64,000      1,000,000        77,956        66,872          2.64            230.16
December 31, 1998..........     80,000      1,000,000       102,693        92,552          6.75            137.32
December 31, 1999..........     96,000      1,000,000       133,519       124,322          9.67             94.25
December 31, 2000..........    112,000      1,000,000       154,153       145,899          8.28             70.00

ZENITH MFS INVESTORS TRUST SUB-ACCOUNT
                              TOTAL                                                INTERNAL RATE     INTERNAL RATE
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
           ----              --------     -------        -----        --------     --------------    -------------
April 30, 1999.............  $ 16,000    $1,000,000    $   11,292    $        0            --                --
December 31, 1999..........    16,000     1,000,000        10,839             0       -100.00%               --
December 31, 2000..........    32,000     1,000,000        22,911        10,412        -65.93          1,028.55%



ZENITH MFS RESEARCH MANAGERS SUB-ACCOUNT
                              TOTAL                                                INTERNAL RATE     INTERNAL RATE
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
           ----              --------     -------        -----        --------     --------------    -------------
April 30, 1999.............  $ 16,000    $1,000,000    $   11,292    $        0            --                --
December 31, 1999..........    16,000     1,000,000        12,672             0       -100.00%               --
December 31, 2000..........    32,000     1,000,000        22,667        10,168        -66.80          1,028.55%



METROPOLITAN JANUS MID CAP SUB-ACCOUNT
                              TOTAL                                                INTERNAL RATE     INTERNAL RATE
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
           ----              --------     -------        -----        --------     --------------    -------------
March 3, 1997..............  $ 16,000    $1,000,000    $   11,292    $        0            --                --
December 31, 1997..........    16,000     1,000,000        13,521           314       -100.00%               --
December 31, 1998..........    32,000     1,000,000        34,780        22,360        -24.17            804.48%
December 31, 1999..........    48,000     1,000,000       104,677        93,200         40.71            290.64
December 31, 2000..........    64,000     1,000,000        72,284        61,750         -1.53            160.95



METROPOLITAN RUSSELL 2000 INDEX SUB-ACCOUNT
                              TOTAL                                                INTERNAL RATE     INTERNAL RATE
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
           ----              --------     -------        -----        --------     --------------    -------------
November 9, 1998...........  $ 16,000    $1,000,000    $   11,292    $        0            --                --
December 31, 1998..........    16,000     1,000,000        11,813             0       -100.00%               --
December 31, 1999..........    32,000     1,000,000        29,059        16,010        -76.79          3,544.55%
December 31, 2000..........    48,000     1,000,000        38,506        26,400        -47.19            537.42



METROPOLITAN PUTNAM LARGE CAP GROWTH SUB-ACCOUNT
                              TOTAL                                                INTERNAL RATE     INTERNAL RATE
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
           ----              --------     -------        -----        --------     --------------    -------------
May 1, 2000................  $ 16,000    $1,000,000    $   11,292    $        0            --                --
December 31, 2000..........    16,000     1,000,000         7,112             0       -100.00%               --



METROPOLITAN PUTNAM INTERNATIONAL STOCK SUB-ACCOUNT***
                              TOTAL                                                INTERNAL RATE     INTERNAL RATE
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON     OF RETURN ON
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE    DEATH BENEFIT
           ----              --------     -------        -----        --------     --------------    -------------
October 31, 1994...........  $ 16,000    $1,000,000    $   11,292    $        0            --                --
December 31, 1994..........    16,000     1,000,000        11,352             0       -100.00%               --
December 31, 1995..........    32,000     1,000,000        25,829        12,858        -86.99          3,271.69%
December 31, 1996..........    48,000     1,000,000        40,359        28,331        -41.15            522.96
December 31, 1997..........    64,000     1,000,000        52,123        41,039        -25.91            230.16
December 31, 1998..........    80,000     1,000,000        68,986        58,845        -14.13            137.32
December 31, 1999..........    96,000     1,000,000        99,591        90,394         -2.26             94.25
December 31, 2000..........   112,000     1,000,000       101,014        92,760         -6.01             70.00

METROPOLITAN METLIFE STOCK INDEX SUB-ACCOUNT****
                                 TOTAL                                            INTERNAL RATE     INTERNAL RATE
                                PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                 PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----               --------     -------       -----      --------    --------------    -------------
May 1, 1987...................  $ 16,000    $1,000,000    $ 11,292    $      0            --                --
December 31, 1987.............    16,000     1,000,000       9,351           0       -100.00%               --
December 31, 1988.............    32,000     1,000,000      24,595      12,017        -60.43          1,033.28%
December 31, 1989.............    48,000     1,000,000      47,747      36,113        -16.20            328.36
December 31, 1990.............    64,000     1,000,000      57,765      47,074        -13.75            174.11
December 31, 1991.............    80,000     1,000,000      89,276      79,528         -0.22            112.69
December 31, 1992.............    96,000     1,000,000     108,766      99,962          1.28             80.87
December 31, 1993.............   112,000     1,000,000     131,885     124,024          2.78             61.77
December 31, 1994.............   128,000     1,000,000     144,927     138,009          1.80             49.18
December 31, 1995.............   144,000     1,000,000     213,167     207,193          7.68             40.32
December 31, 1996.............   160,000     1,000,000     271,092     266,061          9.61             33.80
December 31, 1997.............   176,000     1,000,000     374,261     370,173         12.62             28.82
December 31, 1998.............   192,000     1,000,000     492,439     489,294         14.40             24.90
December 31, 1999.............   208,000     1,000,000     605,710     603,509         15.00             21.75
December 31, 2000.............   224,000     1,000,000     545,838     544,580         11.67             19.18



METROPOLITAN METLIFE MID CAP STOCK INDEX SUB-ACCOUNT
                                 TOTAL                                            INTERNAL RATE     INTERNAL RATE
                                PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                 PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----               --------     -------       -----      --------    --------------    -------------
July 5, 2000..................  $ 16,000    $1,000,000    $ 11,292    $      0            --                --
December 31, 2000.............    16,000     1,000,000      11,100           0       -100.00%               --



METROPOLITAN MORGAN STANLEY EAFE INDEX SUB-ACCOUNT
                                 TOTAL                                            INTERNAL RATE     INTERNAL RATE
                                PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                 PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----               --------     -------       -----      --------    --------------    -------------
November 9, 1998..............  $ 16,000    $1,000,000    $ 11,292    $      0            --                --
December 31, 1998.............    16,000     1,000,000      12,111           0       -100.00%               --
December 31, 1999.............    32,000     1,000,000      29,369      16,320        -75.42          3,544.55%
December 31, 2000.............    48,000     1,000,000      37,540      25,434        -49.82            537.42



METROPOLITAN LEHMAN BROTHERS AGGREGATE BOND INDEX SUB-ACCOUNT
                                 TOTAL                                            INTERNAL RATE     INTERNAL RATE
                                PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                 PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----               --------     -------       -----      --------    --------------    -------------
November 9, 1998..............  $ 16,000    $1,000,000    $ 11,292    $      0            --                --
December 31, 1998.............    16,000     1,000,000      11,354           0       -100.00%               --
December 31, 1999.............    32,000     1,000,000      23,940      10,890        -95.17          3,544.55%
December 31, 2000.............    48,000     1,000,000      40,043      27,937        -43.13            537.42



METROPOLITAN STATE STREET RESEARCH AURORA SMALL CAP VALUE SUB-ACCOUNT
                                 TOTAL                                            INTERNAL RATE     INTERNAL RATE
                                PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                 PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----               --------     -------       -----      --------    --------------    -------------
July 5, 2000..................  $ 16,000    $1,000,000    $ 11,292    $      0            --                --
December 31, 2000.............    16,000     1,000,000      13,060           0       -100.00%               --

METROPOLITAN STATE STREET RESEARCH INVESTMENT TRUST SUB-ACCOUNT*****+
                                                                                                       INTERNAL
                                                                                                        RATE OF
                              TOTAL                                                INTERNAL RATE       RETURN ON
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON         DEATH
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE       BENEFIT
           ----              --------    ----------    ----------    ----------    --------------    -------------
June 24, 1983..............  $ 16,000    $1,000,000    $   11,292    $        0            --                --
December 31, 1983..........    16,000     1,000,000        10,462             0       -100.00%               --
December 31, 1984..........    32,000     1,000,000        24,512        11,856        -67.33          1,352.30%
December 31, 1985..........    48,000     1,000,000        46,807        35,094        -19.44            371.01
December 31, 1986..........    64,000     1,000,000        63,609        52,839         -9.32            187.93
December 31, 1987..........    80,000     1,000,000        78,702        68,876         -5.91            119.09
December 31, 1988..........    96,000     1,000,000        99,962        91,079         -1.74             84.45
December 31, 1989..........   112,000     1,000,000       148,826       140,886          6.50             64.01
December 31, 1990..........   128,000     1,000,000       146,095       139,099          2.06             50.69
December 31, 1991..........   144,000     1,000,000       207,248       201,195          7.29             41.41
December 31, 1992..........   160,000     1,000,000       243,278       238,168          7.75             34.61
December 31, 1993..........   176,000     1,000,000       291,594       287,428          8.62             29.44
December 31, 1994..........   192,000     1,000,000       293,652       290,429          6.68             25.39
December 31, 1995..........   208,000     1,000,000       409,243       406,964          9.82             22.15
December 31, 1996..........   224,000     1,000,000       510,986       509,650         11.03             19.50
December 31, 1997..........   240,000     1,000,000       668,211       667,818         12.63             17.30
December 31, 1998..........   256,000     1,000,000       868,059       868,059         13.94             15.45
December 31, 1999..........   272,000     1,174,764     1,039,615     1,039,615         14.26             15.47
December 31, 2000..........   288,000     1,056,400       951,712       951,712         12.05             13.03



METROPOLITAN NEUBERGER BERMAN PARTNERS MID CAP VALUE SUB-ACCOUNT+
                                                                                                       INTERNAL
                                                                                                        RATE OF
                              TOTAL                                                INTERNAL RATE       RETURN ON
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON         DEATH
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE       BENEFIT
           ----              --------    ----------    ----------    ----------    --------------    -------------
November 9, 1998...........  $ 16,000    $1,000,000    $   11,292    $        0            --                --
December 31, 1998..........    16,000     1,000,000        12,036             0       -100.00%               --
December 31, 1999..........    32,000     1,000,000        28,164        15,114        -80.64          3,544.55%
December 31, 2000..........    48,000     1,000,000        48,096        35,990        -23.95            537.42



VIP EQUITY-INCOME SUB-ACCOUNT
                                                                                                       INTERNAL
                                                                                                        RATE OF
                              TOTAL                                                INTERNAL RATE       RETURN ON
                             PREMIUMS      DEATH          CASH        NET CASH      OF RETURN ON         DEATH
           DATE                PAID       BENEFIT        VALUE         VALUE       NET CASH VALUE       BENEFIT
           ----              --------    ----------    ----------    ----------    --------------    -------------
October 9, 1986............  $ 16,000    $1,000,000    $   11,292    $        0            --                --
December 31, 1986..........    16,000     1,000,000        11,132             0       -100.00%               --
December 31, 1987..........    32,000     1,000,000        21,569         8,598        -94.79          2,723.89%
December 31, 1988..........    48,000     1,000,000        38,763        26,735        -42.87            490.23
December 31, 1989..........    64,000     1,000,000        58,109        47,025        -17.44            221.84
December 31, 1990..........    80,000     1,000,000        62,440        52,299        -18.99            133.88
December 31, 1991..........    96,000     1,000,000        95,277        86,079         -4.01             92.44
December 31, 1992..........   112,000     1,000,000       124,555       116,301          1.17             68.91
December 31, 1993..........   128,000     1,000,000       158,596       151,285          4.45             53.96
December 31, 1994..........   144,000     1,000,000       180,221       173,853          4.40             43.72
December 31, 1995..........   160,000     1,000,000       255,738       250,314          9.19             36.31
December 31, 1996..........   176,000     1,000,000       303,101       298,620          9.74             30.74
December 31, 1997..........   192,000     1,000,000       400,911       397,373         12.05             26.41
December 31, 1998..........   208,000     1,000,000       462,495       459,901         11.99             22.96
December 31, 1999..........   224,000     1,000,000       504,050       502,399         11.25             20.16
December 31, 2000..........   240,000     1,000,000       552,369       551,661         10.74             17.85

VIP OVERSEAS SUB-ACCOUNT


                                 TOTAL                                            INTERNAL RATE     INTERNAL RATE
                                PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                 PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----               --------     -------       -----      --------    --------------    -------------
January 28, 1987..............  $ 16,000    $1,000,000    $ 11,292    $      0            --                --
December 31, 1987.............    16,000     1,000,000       9,739           0       -100.00%         8,712.37%
December 31, 1988.............    32,000     1,000,000      25,124      12,861        -49.35            707.99
December 31, 1989.............    48,000     1,000,000      46,219      34,899        -15.70            272.18
December 31, 1990.............    64,000     1,000,000      58,368      47,991        -11.54            154.15
December 31, 1991.............    80,000     1,000,000      76,591      67,158         -5.93            103.01
December 31, 1992.............    96,000     1,000,000      78,968      70,478         -8.97             75.31
December 31, 1993.............   112,000     1,000,000     124,346     116,800          1.07             58.22
December 31, 1994.............   128,000     1,000,000     136,699     130,096          0.37             46.75
December 31, 1995.............   144,000     1,000,000     164,143     158,483          1.94             38.57
December 31, 1996.............   160,000     1,000,000     197,139     192,423          3.37             32.48
December 31, 1997.............   176,000     1,000,000     235,030     231,257          4.54             27.80
December 31, 1998.............   192,000     1,000,000     279,344     276,514          5.56             24.10
December 31, 1999.............   208,000     1,000,000     416,685     414,798          9.57             21.10
December 31, 2000.............   224,000     1,000,000     346,039     345,096          5.65             18.64


VIP HIGH INCOME SUB-ACCOUNT


                                 TOTAL                                            INTERNAL RATE     INTERNAL RATE
                                PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                 PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----               --------     -------       -----      --------    --------------    -------------
September 19, 1985............  $ 16,000    $1,000,000    $ 11,292    $      0            --                --
December 31, 1985.............    16,000     1,000,000      11,721           0       -100.00%               --
December 31, 1986.............    32,000     1,000,000      27,269      14,377        -71.70          2,337.90%
December 31, 1987.............    48,000     1,000,000      40,016      28,068        -37.90            463.37
December 31, 1988.............    64,000     1,000,000      57,370      46,365        -17.63            214.72
December 31, 1989.............    80,000     1,000,000      67,050      56,988        -14.76            130.87
December 31, 1990.............    96,000     1,000,000      77,840      68,722        -12.09             90.84
December 31, 1991.............   112,000     1,000,000     117,550     109,374         -0.72             67.95
December 31, 1992.............   128,000     1,000,000     156,069     148,837          3.96             53.32
December 31, 1993.............   144,000     1,000,000     199,086     192,797          6.70             43.27
December 31, 1994.............   160,000     1,000,000     206,558     201,213          4.72             35.98
December 31, 1995.............   176,000     1,000,000     261,809     257,407          7.00             30.49
December 31, 1996.............   192,000     1,000,000     311,209     307,750          7.87             26.21
December 31, 1997.............   208,000     1,000,000     379,088     376,572          9.01             22.81
December 31, 1998.............   224,000     1,000,000     376,057     374,485          7.25             20.04
December 31, 1999.............   240,000     1,000,000     419,450     418,821          7.27             17.74
December 31, 2000.............   256,000     1,000,000     335,158     335,158          3.37             15.82

VIP II ASSET MANAGER SUB-ACCOUNT



                                 TOTAL                                            INTERNAL RATE     INTERNAL RATE
                                PREMIUMS      DEATH         CASH      NET CASH     OF RETURN ON     OF RETURN ON
             DATE                 PAID       BENEFIT       VALUE       VALUE      NET CASH VALUE    DEATH BENEFIT
             ----               --------     -------       -----      --------    --------------    -------------
September 6, 1989.............  $ 16,000    $1,000,000    $ 11,292    $      0            --                --
December 31, 1989.............    16,000     1,000,000      11,159           0       -100.00%               --
December 31, 1990.............    32,000     1,000,000      25,519      12,627        -75.92          2,130.09%
December 31, 1991.............    48,000     1,000,000      44,332      32,384        -27.76            447.21
December 31, 1992.............    64,000     1,000,000      62,470      51,464        -11.78            210.30
December 31, 1993.............    80,000     1,000,000      89,148      79,086         -0.50            128.98
December 31, 1994.............    96,000     1,000,000      95,097      85,978         -3.92             89.83
December 31, 1995.............   112,000     1,000,000     124,178     116,003          1.06             67.33
December 31, 1996.............   128,000     1,000,000     154,406     147,174          3.63             52.92
December 31, 1997.............   144,000     1,000,000     197,155     190,866          6.42             42.98
December 31, 1998.............   160,000     1,000,000     238,817     233,471          7.66             35.77
December 31, 1999.............   176,000     1,000,000     277,947     273,545          8.04             30.33
December 31, 2000.............   192,000     1,000,000     274,554     271,095          5.77             26.09



AMERICAN FUNDS GROWTH SUB-ACCOUNT




                                   TOTAL                                            INTERNAL RATE    INTERNAL RATE
                                  PREMIUMS     DEATH         CASH       NET CASH     OF RETURN ON    OF RETURN ON
              DATE                  PAID      BENEFIT       VALUE        VALUE      NET CASH VALUE   DEATH BENEFIT
              ----                --------    -------       -----       --------    --------------   -------------
February 8, 1984................  $ 16,000   $1,000,000   $   11,292   $        0           --               --
December 31, 1984...............    16,000    1,000,000       10,551            0      -100.00%              --
December 31, 1985...............    32,000    1,000,000       25,839       13,497       -48.20           737.01%
December 31, 1986...............    48,000    1,000,000       49,410       38,011       -11.84           277.93
December 31, 1987...............    64,000    1,000,000       64,441       53,986        -6.99           156.29
December 31, 1988...............    80,000    1,000,000       87,696       78,184        -0.79           104.08
December 31, 1989...............    96,000    1,000,000      131,238      122,670         7.27            75.93
December 31, 1990...............   112,000    1,000,000      134,928      127,303         3.29            58.62
December 31, 1991...............   128,000    1,000,000      192,300      185,618         8.41            47.02
December 31, 1992...............   144,000    1,000,000      223,356      217,617         8.33            38.77
December 31, 1993...............   160,000    1,000,000      270,961      266,166         9.25            32.64
December 31, 1994...............   176,000    1,000,000      282,607      278,755         7.62            27.92
December 31, 1995...............   192,000    1,000,000      396,282      393,373        10.80            24.19
December 31, 1996...............   208,000    1,000,000      459,264      457,299        10.91            21.18
December 31, 1997...............   224,000    1,000,000      611,359      610,337        12.76            18.71
December 31, 1998...............   240,000    1,000,000      841,589      841,510        14.73            16.64
December 31, 1999...............   256,000    1,539,768    1,338,929    1,338,929        17.89            19.32
December 31, 2000...............   272,000    1,532,189    1,355,920    1,355,920        16.33            17.50

AMERICAN FUNDS GROWTH-INCOME SUB-ACCOUNT




                                      TOTAL                                        INTERNAL RATE    INTERNAL RATE
                                     PREMIUMS     DEATH        CASH     NET CASH    OF RETURN ON    OF RETURN ON
               DATE                    PAID      BENEFIT      VALUE      VALUE     NET CASH VALUE   DEATH BENEFIT
               ----                  --------    -------      -----     --------   --------------   -------------
February 8, 1984...................  $ 16,000   $1,000,000   $ 11,292   $      0           --               --
December 31, 1984..................    16,000    1,000,000     11,304          0      -100.00%              --
December 31, 1985..................    32,000    1,000,000     31,341     18,999       -32.13           737.01%
December 31, 1986..................    48,000    1,000,000     52,929     41,530        -7.46           277.93
December 31, 1987..................    64,000    1,000,000     64,278     53,822        -7.11           156.29
December 31, 1988..................    80,000    1,000,000     86,783     77,272        -1.20           104.08
December 31, 1989..................    96,000    1,000,000    124,728    116,159         5.64            75.93
December 31, 1990..................   112,000    1,000,000    131,362    123,737         2.56            58.62
December 31, 1991..................   128,000    1,000,000    175,201    168,519         6.23            47.02
December 31, 1992..................   144,000    1,000,000    199,684    193,945         6.03            38.77
December 31, 1993..................   160,000    1,000,000    235,364    230,568         6.67            32.64
December 31, 1994..................   176,000    1,000,000    252,887    249,035         5.78            27.92
December 31, 1995..................   192,000    1,000,000    354,429    351,520         9.15            24.19
December 31, 1996..................   208,000    1,000,000    430,825    428,860        10.05            21.18
December 31, 1997..................   224,000    1,000,000    555,667    554,645        11.59            18.71
December 31, 1998..................   240,000    1,000,000    669,295    669,217        12.16            16.64
December 31, 1999..................   256,000    1,000,000    756,528    756,528        11.99            14.90
December 31, 2000..................   272,000    1,000,000    816,775    816,775        11.43            13.41



AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION SUB-ACCOUNT




                                      TOTAL                                        INTERNAL RATE    INTERNAL RATE
                                     PREMIUMS     DEATH        CASH     NET CASH    OF RETURN ON    OF RETURN ON
               DATE                    PAID      BENEFIT      VALUE      VALUE     NET CASH VALUE   DEATH BENEFIT
               ----                  --------    -------      -----     --------   --------------   -------------
April 30, 1998.....................  $ 16,000   $1,000,000   $ 11,292   $      0           --               --
December 31, 1998..................    16,000    1,000,000     10,724          0      -100.00%              --
December 31, 1999..................    32,000    1,000,000     41,880     29,381        -7.08         1,028.55%
December 31, 2000..................    48,000    1,000,000     43,638     32,083       -22.42           327.65


------------
    * Rates of return and Policy values and benefits shown reflect the Capital Growth Series' investment advisory fee of .50% of average daily net assets for the period through December 31, 1987 and its current advisory fee schedule thereafter.

   ** Rates of return and Policy values and benefits shown reflect the Harris
      Oakmark Mid Cap Value Series' investment advisory fee of .70% of average daily net assets for the period through April 30, 1998 and .75% thereafter.

  *** On December 1, 2000, the Putnam International Stock Portfolio of the
      Metropolitan Series Fund, Inc. replaced the Morgan Stanley International Magnum Equity Series of the Zenith Fund. Performance figures for dates on or before December 1, 2000 reflect the performance of the Morgan Stanley International Magnum Equity Series.

 **** On April 27, 2001, the MetLife Stock Index Portfolio of the Metropolitan
      Series Fund, Inc. replaced the Westpeak Stock Index Series of the Zenith Fund. Performance figures for dates on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series.


*****The State Street Research Investment Trust Portfolio commenced operations on June 24, 1983. Performance figures for the period from June 24, 1983 through September 6, 1994 are based on month-end net asset values, as daily net asset value information is not available.



    + Scheduled to be available in the fourth quarter of 2001.

                                   APPENDIX C

                            LONG TERM MARKET TRENDS

The information below compares of the average annual returns of common stock, high grade corporate bonds and 30-day U.S. Treasury bills over 20-year and 30-year holding periods.* The average annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and does not predict future performance. The information does not reflect policy charges.

The data indicates that, historically, the investment performance of common stocks over long periods has been positive and generally superior to that of long-term, high grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods.


Over the 56 20-year time periods beginning in 1926 and ending in 2000 (i.e., 1926-1945, 1927-1946, and so on through 1981-2000):


-- The average annual return of common stocks was superior to that of high grade, long-term corporate bonds in 53 of the 56 periods.

-- The average annual return of common stocks surpassed that of U.S. Treasury bills in each of the 56 periods.

-- Common stock average annual returns exceeded the average annual rate of inflation in each of the 56 periods.

Over the 46 30-year time periods beginning in 1926 and ending in 2000, the average annual return of common stocks was superior to that of high grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 46 periods.


From 1926 through 2000 the average annual return for common stocks was 11.0%, compared to 5.7% for high grade, long-term corporate bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.

------------
* Used with permission. (C)2001 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

                            ------------------------

                 SUMMARY: HISTORIC S&P STOCK INDEX RESULTS FOR
                            SPECIFIC HOLDING PERIODS

The following chart categorizes the historical results of the Standard & Poor's 500 Stock Index, with dividends reinvested, over one-year, five-year and twenty-year periods beginning in 1926 and ending 2000.

The chart does not predict future stock market results. It shows the historic performance of a broad index of stocks, and not the performance of any fund or investment.

                            ------------------------

             PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:


                                                                                             GREATER
                                                       0-      5.01-     10.01-    15.01-     THAN
HOLDING                                  NEGATIVE    5.00%     10.00%    15.00%    20.00%    20.00%
PERIOD                                    RETURN     RETURN    RETURN    RETURN    RETURN    RETURN
-------                                  --------    ------    ------    ------    ------    -------
1 year.................................     26%         4%       11%        7%       12%       40%
5 years................................     10%        14%       14%       31%       18%       13%
10 years...............................      3%        10%       33%       24%       28%        2%
20 years...............................      0%         6%       31%       53%       10%        0%


------------
Used with permission. (C)2001 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

                                   APPENDIX D

                      USES OF SURVIVORSHIP LIFE INSURANCE

These are examples of ways the Policy can be used to address certain personal, estate and business planning objectives.

ESTATE TAX PAYMENT

Federal estate taxes may be deferred for a married couple until the second death. At that time, the estate tax liability may exceed 50% of a family's estate. Survivorship life is especially suited to fund for this liability at the second death.

EDUCATION AND SUPPORT OF CHILDREN

Often, parents will have enough insurance to provide for dependent children if one of the parents dies but not enough to provide for them if both parents die. Survivorship life can provide protection against extraordinary expenses if both parents die while the children are dependent.

CHARITABLE GIVING

You can use life insurance to facilitate charitable giving, and survivorship life is especially well suited for this purpose. Assets left to charity at death can be deductible from a decedent's taxable estate. An individual may be reluctant to give assets to charity if a surviving spouse may need support or if the individual wants the children to receive the value of those assets. Survivorship life can enable a client to defer the charitable gift until the spouse dies. At the spouse's death, assets that otherwise would be subject to estate tax can pass to charity. The policy's death benefit proceeds can pass directly to the children, free of income and estate taxes, at the same time that the assets in the spouse's estate pass to charity.

GIFTS TO GRANDCHILDREN

Grandparents can provide substantial gifts to grandchildren using survivorship life. For very large estates, survivorship life can take advantage of exceptions to the generation skipping tax to maximize the gifts grandchildren can receive.

BUSINESS USES

You can use survivorship life in business planning to provide benefits or funding for replacement of key people, for buy-sell agreements and the like. The policy can cover two owners, a parent and child active in the business, two related or unrelated key executives, an executive and the executive's spouse, etc. The policy can be used to accumulate cash to help fund a living buyout under a buy-sell agreement or a deferred compensation plan for executives or for directors.

Because the Policy provides a death benefit and cash value accumulation, you can use the Policy for various individual and business planning purposes. If you purchase the Policy for such purposes, you assume certain risks, particularly if the Policy's cash value, as opposed to its death benefit, will be the principal Policy feature used for such planning purposes. If the investment performance of the Sub-Accounts to which cash value is allocated is poorer than expected, or if you don't pay sufficient premiums or maintain cash values, the Policy may lapse or may not accumulate sufficient cash value or net cash value to fund the purpose for which you purchased the Policy. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with your goals. If you wish to access your Policy's cash value, through loans, surrenders or withdrawals, you should consult your tax advisor about possible tax consequences. (See "Tax Considerations".)

                                   APPENDIX E

                                TAX INFORMATION

The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, we have reprinted it here, and added footnotes to reflect exceptions to the general rules.

                            ------------------------

                                   TABLE 1.1

  COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND OTHER RETIREMENT
                                 SAVINGS PLANS

                                  CASH-VALUE
                                     LIFE       NON-QUALIFIED                              QUALIFIED
                                  INSURANCE       ANNUITIES            IRA'S                PENSION
                                  ----------    -------------          -----               ---------
Annual Contribution Limits            No             No                 Yes                   Yes
Income Eligibility Limits             No             No                Yes**                  No
Borrowing Treated as
  Distributions                      No*             Yes         Loans not allowed    Yes, beyond $50,000
Income Ordering Rules (Income
  included in First
  Distribution)                      No*             Yes                Yes                   Yes
Early Withdrawal Penalties           No*           Yes***             Yes***                Yes***
Minimum Distribution Rules by
  Age 70 1/2                          No             No                 Yes                   Yes
Maximum Annual Distribution
  Rules                               No             No                 Yes                   Yes
Anti-discrimination Rules             No             No                 No                    Yes

------------
Department of the Treasury                                            March 1990
  Office of Tax Analysis

  * If the Policy is not a modified endowment contract.

 ** If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible.

*** There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

 This appendix is not tax advice. You should consult with your own tax advisor for more complete information.

                                   APPENDIX F

            CASH VALUE ACCUMULATION TEST AND GUIDELINE PREMIUM TEST

In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, or the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, as selected by you when the Policy is issued. (See "Death Benefit".)

For the cash value accumulation test, here are sample net single premium factors for a male and female insured, both with an issue age of 55 and both in the nonsmoker preferred risk class.

                        POLICY YEAR                           NET SINGLE PREMIUM FACTOR
                        -----------                           -------------------------
  10........................................................            2.19
  20........................................................            1.57
  30........................................................            1.25
  40........................................................            1.10

If the same insureds were both age 45 at issue, the net single premium factors would be:

                        POLICY YEAR                           NET SINGLE PREMIUM FACTOR
                        -----------                           -------------------------
  10........................................................            3.13
  20........................................................            2.16
  30........................................................            1.56
  40........................................................            1.24
  50........................................................            1.10

For the guideline premium test, here are the corridor factors.

                                    TABLE I

    AGE OF YOUNGER
   INSURED AT START    BASIC CORRIDOR   ENHANCED CORRIDOR
  OF THE POLICY YEAR       FACTOR            FACTOR
  ------------------   --------------   -----------------
   20 through 40           2.50               2.50
        41                 2.43               2.43
        42                 2.36               2.36
        43                 2.29               2.29
        44                 2.22               2.22
        45                 2.15               2.15
        46                 2.09               2.09
        47                 2.03               2.03
        48                 1.97               1.97
        49                 1.91               1.91
        50                 1.85               1.85
        51                 1.78               1.78
        52                 1.71               1.71
        53                 1.64               1.64
        54                 1.57               1.57
        55                 1.50               1.50
        56                 1.46               1.46
        57                 1.42               1.42
        58                 1.38               1.38
        59                 1.34               1.34
        60                 1.30               1.30
        61                 1.28               1.28
        62                 1.26               1.26
        63                 1.24               1.24
        64                 1.22               1.22
        65                 1.20               1.20
        66                 1.19               1.19
        67                 1.18               1.18
        68                 1.17               1.17
        69                 1.16               1.16
        70                 1.15               1.15

    AGE OF YOUNGER
   INSURED AT START    BASIC CORRIDOR   ENHANCED CORRIDOR
  OF THE POLICY YEAR       FACTOR            FACTOR
  ------------------   --------------   -----------------
        71                 1.13               1.13
        72                 1.11               1.11
        73                 1.09               1.09
        74                 1.07               1.07
        75                 1.05               1.05
        76                 1.05               1.05
        77                 1.05               1.05
        78                 1.05               1.05
        79                 1.05               1.05
        80                 1.05               1.05
        81                 1.05               1.10
        82                 1.05               1.15
        83                 1.05               1.20
        84                 1.05               1.25
        85                 1.05               1.30
        86                 1.05               1.35
        87                 1.05               1.40
        88                 1.05               1.45
        89                 1.05               1.50
        90                 1.05               1.50
        91                 1.04               1.50
        92                 1.03               1.50
        93                 1.02               1.50
        94                 1.01               1.50
        95                 1.01               1.50
        96                 1.01               1.40
        97                 1.01               1.30
        98                 1.01               1.20
        99                 1.01               1.10
        100                1.00               1.00

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND LIFE INSURANCE
COMPANY

INDEPENDENT AUDITORS REPORT

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Mid Cap Value Sub-Account, Growth and Income Sub-Account, Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Magnum Equity Sub-Account, Venture Value Sub-Account, Bond Opportunities Sub-Account, Investors Sub-Account, Research Managers Sub-Account, Mid Cap Sub-Account, Large Cap Growth Sub-Account, Russell 2000 Index Sub-Account, International Stock Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account and Asset Manager Sub-Account) of New England Life Insurance Company (the "Company") as of December 31, 2000, and the related statements of operations and changes in net assets for each of the three years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned Sub-Accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 2000, and the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 16, 2001

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2000
                       See Notes to Financial Statements

                                                                                                            NEW ENGLAND ZENITH FUND
                     --------------------------------------------------------------------------------------------------------------
                       CAPITAL        BOND                    STOCK                                            SMALL        U.S.
                       GROWTH        INCOME      MONEY        INDEX     MANAGED      MID CAP     GROWTH AND     CAP      GOVERNMENT
                        SUB-          SUB-     MARKET SUB-     SUB-       SUB-        VALUE      INCOME SUB-    SUB-        SUB-
                       ACCOUNT      ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT    SUB-ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT
                     ----------    ---------  ------------  ---------  ---------   -----------  -----------  ---------  -----------
ASSETS
Investments in
New England Zenith
Fund, Metropolitan
Series Fund,
Variable Insurance
Products Fund, and
Variable Insurance
Products Fund II
at value (Note  2)..$1,104,994,684 $82,042,134 $78,172,290 $198,748,422 $67,409,578 $47,525,461 $96,458,977  $148,720,850 $800,474


                         NEW ENGLAND ZENITH FUND
                         -----------------------
                                BALANCED
                                  SUB-
                                ACCOUNT
                              ----------
ASSETS
Investments in
New England Zenith
Fund, Metropolitan
Series Fund,
Variable Insurance
Products Fund, and
Variable Insurance
Products Fund II
at value (Note  2)...         $16,883,347

                    SHARES        COST
                  ---------- --------------
Capital Growth
 Series.........   2,682,612 $1,023,706,284
Back Bay
 Advisors Bond
 Income Series..     748,150     80,453,939
Back Bay
 Advisors Money
 Market Series..     781,723     78,172,290
Westpeak Stock
 Index Series...     947,278    153,914,977
Back Bay
 Advisors
 Managed Series.     362,573     61,788,403
Harris Oakmark
 Mid Cap Value
 Series.........     324,207     44,151,334
Westpeak Growth
 and Income
 Series.........     525,949     95,448,037
Loomis Sayles
 Small Cap
 Series.........     706,714    118,617,689
Salomon Brothers
 U.S. Government
 Series.........      67,041        780,776
Balanced Series.   1,243,251     18,709,840
Alger Equity
 Growth Series..  12,105,440    303,918,419
Davis Venture
 Value Series...   8,686,269    197,334,456
Salomon Brothers
 Bond
 Opportunities
 Series.........      95,259      1,177,952
MFS Investors
 Series.........     332,759      3,407,517
MFS Research
 Managers
 Series.........   1,124,079     14,096,128
Janus Mid Cap
 Portfolio......   1,135,197     38,205,762
Putnam Large Cap
 Growth
 Portfolio......     694,285      6,295,956
Russell 2000(R)
 Index
 Portfolio......     209,070      2,811,039
Putnam
 International
 Stock
 Portfolio......   1,552,550     18,650,710
VIP Equity-
 Income
 Portfolio......   6,886,911    132,223,694
VIP Overseas
 Portfolio......  10,060,884    197,987,280
VIP High Income
 Portfolio......   1,608,282     18,986,399
VIP II Asset
 Manager
 Portfolio......     935,789     15,154,454
                             --------------
Total...........             $2,625,993,335
                             ==============

                                                                                                            NEW ENGLAND ZENITH FUND
                     --------------------------------------------------------------------------------------------------------------
                       CAPITAL        BOND                    STOCK                                            SMALL        U.S.
                       GROWTH        INCOME      MONEY        INDEX     MANAGED      MID CAP     GROWTH AND     CAP      GOVERNMENT
                        SUB-          SUB-     MARKET SUB-     SUB-       SUB-        VALUE      INCOME SUB-    SUB-        SUB-
                       ACCOUNT      ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT    SUB-ACCOUNT    ACCOUNT      ACCOUNT     ACCOUNT
                     ----------    ---------  ------------  ---------  ---------   -----------  -----------  ---------  -----------
Amount due and
accrued (payable)
from  policy-
related transac-
tions, net......       (536,538)     51,314   11,778,221     148,893       9,258       16,259      25,176      326,596         --
Dividends re-
ceivable........             --          --      288,719          --          --           --          --           --         --
                  ------------- -----------  ----------- -----------  ----------   ----------  ----------  -----------   --------
Total Assets...   1,104,458,146  82,093,448   90,239,230 198,897,315  67,418,836   47,541,720  96,484,153  149,047,446    800,474
LIABILITIES
Due to
New England
Life Insurance
Company........      81,173,834   7,856,735   16,578,017  21,890,781   6,271,184    4,860,405   1,353,768   16,421,216     46,547
                  ------------- -----------  ----------- -----------  ----------   ----------  ----------   ----------   --------
Total                81,173,834   7,856,735   16,578,017  21,890,781   6,271,184    4,860,405   1,353,768   16,421,216     46,547
Liabilities...    ------------- -----------  ----------- -----------  ----------   ----------  ----------   ----------   --------
NET ASSETS FOR
VARIABLE LIFE
INSURANCE
POLICIES......   $1,023,284,312 $74,236,713  $73,661,213 $177,006,534$61,147,652  $42,681,315 $95,130,385 $132,626,230   $753,927
                 ============== ===========  =========== =========== ===========  =========== =========== ============   ========


                         NEW ENGLAND ZENITH FUND
                         -----------------------
                                BALANCED
                                  SUB-
                                ACCOUNT
                              ----------
Amount due and
accrued (payable)
from policy-
related trans
actions, net......               12,584
Dividends
receivable........                   --
                             ----------
  Total Assets....           16,895,931
LIABILITIES
Due to New England
Life Insurance
Company                       1,876,485
                             ----------
Total Liabilities             1,876,485
                             ----------
NET ASSETS FOR
VARIABLE LIFE
INSURANCE POLICIES          $15,019,446
                            ===========

                       See Notes to Financial Statements

                                                                           METROPOLITAN SERIES FUND
--------------------------------------------------------------- ------------------------------------------------
   EQUITY       VENTURE        BOND                                          LARGE CAP   RUSSELL   INTERNATIONAL
   GROWTH        VALUE     OPPORTUNITIES INVESTORS   RESEARCH                  GROWTH   2000 INDEX     STOCK
    SUB-          SUB-         SUB-         SUB-     MANAGERS     MID CAP       SUB-       SUB-        SUB-
  ACCOUNT       ACCOUNT       ACCOUNT     ACCOUNT   SUB-ACCOUNT SUB-ACCOUNT   ACCOUNT    ACCOUNT      ACCOUNT
------------  ------------ ------------- ---------- ----------- -----------  ---------- ---------- -------------
$303,362,343  $253,639,040  $1,089,765   $3,407,454 $12,971,876 $26,552,256  $5,068,279 $2,168,053  $19,236,098
























     341,940       180,497          --          375      90,550  (1,578,753)    158,608      2,148     (293,800)
          --            --          --           --          --          --          --         --           --
------------  ------------  ----------   ---------- ----------- -----------  ---------- ----------  -----------
 303,704,283   253,819,537   1,089,765    3,407,829  13,062,426  24,973,503   5,226,887  2,170,201   18,942,298
  30,821,344    37,636,390      54,576      398,126   1,455,860   1,119,484     731,059      6,989     (445,217)
------------  ------------  ----------   ---------- ----------- -----------  ---------- ----------  -----------
  30,821,344    37,636,390      54,576      398,126   1,455,860   1,119,484     731,059      6,989     (445,217)
------------  ------------  ----------   ---------- ----------- -----------  ---------- ----------  -----------
$272,882,939  $216,183,147  $1,035,189   $3,009,703 $11,606,566 $23,854,019  $4,495,828 $2,163,212  $19,387,515
============  ============  ==========   ========== =========== ===========  ========== ==========  ===========
                                                       VARIABLE
                                                      INSURANCE
                                                       PRODUCTS
                 VARIABLE INSURANCE PRODUCTS FUND      FUND II
             --------------------------------------------------- --------------
                 EQUITY-
                 INCOME      OVERSEAS                   ASSET
                  SUB-         SUB-     HIGH INCOME    MANAGER
                ACCOUNT      ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT     TOTAL
             ------------- ------------ ------------ ----------- --------------
             $174,723,160  $194,355,923 $12,978,459  $14,836,762 $2,866,145,685


                   41,201       103,836      21,762       13,379     10,913,506
                       --            --          --           --        288,719
             ------------  ------------ -----------  ----------- --------------
              174,764,361   194,459,759  13,000,221   14,850,141  2,877,347,910
               17,733,958    11,210,805   1,367,663    1,629,874    262,049,883
             ------------  ------------ -----------  ----------- --------------
               17,733,958    11,210,805   1,367,663    1,629,874    262,049,883
             ------------  ------------ -----------  ----------- --------------
             $157,030,403  $183,248,954 $11,632,558  $13,220,267 $2,615,298,027
             ============  ============ ===========  =========== ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2000




                                                                        NEW ENGLAND ZENITH FUND
                    --------------------------------------------------------------------------------------------------------------
                      CAPITAL        BOND       MONEY                                MID CAP                   SMALL       U.S.
                       GROWTH       INCOME      MARKET      STOCK                     VALUE     GROWTH AND      CAP     GOVERNMENT
                        SUB-         SUB-        SUB-       INDEX        MANAGED       SUB-     INCOME SUB-     SUB-       SUB-
                      ACCOUNT      ACCOUNT     ACCOUNT   SUB- ACCOUNT  SUB-ACCOUNT   ACCOUNT      ACCOUNT     ACCOUNT    ACCOUNT
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ---------- ----------
 INCOME
 Dividends........  $  6,825,924  $      --   $4,511,876 $    149,711  $ 1,581,304  $      --   $ 2,499,909  $1,181,882  $   --
 EXPENSE
 Mortality and
 expense risk
 charge (Note 3)..     6,877,345     511,944     500,145    1,351,047      448,504     259,625      659,437     902,187    7,636
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ----------  -------
 Net investment
 income (loss)....       (51,421)   (511,944)  4,011,731   (1,201,336)   1,132,800    (259,625)   1,840,472     279,695  (7,636)
 NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS
 Net unrealized
 appreciation
 (depreciation)
 on investments:
  Beginning of
  period..........   144,771,302  (4,499,584)        --    63,685,270    9,600,369  (4,330,144)   8,566,144  27,466,967  (56,822)
  End of period...    81,288,400   1,588,195         --    44,833,445    5,621,175   3,374,127    1,010,940  30,103,161   19,698
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ----------  -------
 Net change in
 unrealized
 appreciation
 (depreciation)...   (63,482,902)  6,087,779         --   (18,851,825)  (3,979,194)  7,704,271   (7,555,204)  2,636,194   76,520
 Net realized
 gain (loss) on
 investments......        65,557     (36,738)        --      (203,449)     (42,829)    (23,066)     (18,902)    145,497      148
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ----------  -------
 Net realized and
 unrealized gain
 (loss) on
 investments......   (63,417,345)  6,051,041         --   (19,055,274)  (4,022,023)  7,681,205   (7,574,106)  2,781,691   76,668
                    ------------  ----------  ---------- ------------  -----------  ----------  -----------  ----------  -------
 NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS..  $(63,468,766) $5,539,097  $4,011,731 $(20,256,610) $(2,889,223) $7,421,580  $(5,733,634) $3,061,386  $69,032
                    ============  ==========  ========== ============  ===========  ==========  ===========  ==========  =======
                     BALANCED      EQUITY
                       SUB-     GROWTH SUB-
                     ACCOUNT      ACCOUNT
                    ----------- -------------
 INCOME
 Dividends........  $    5,904  $  3,306,492
 EXPENSE
 Mortality and
 expense risk
 charge (Note 3)..     117,597     1,981,053
                    ----------- -------------
 Net investment
 income (loss)....    (111,693)    1,325,439
 NET REALIZED AND
 UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS
 Net unrealized
 appreciation
 (depreciation)
 on investments:
  Beginning of
  period..........  (1,387,395)   52,277,058
  End of period...  (1,826,493)     (556,076)
                    ----------- -------------
 Net change in
 unrealized
 appreciation
 (depreciation)...    (439,098)  (52,833,134)
 Net realized
 gain (loss) on
 investments......      79,174       416,391
                    ----------- -------------
 Net realized and
 unrealized gain
 (loss) on
 investments......    (359,924)  (52,416,743)
                    ----------- -------------
 NET INCREASE
 (DECREASE) IN NET
 ASSETS RESULTING
 FROM OPERATIONS..  $ (471,617) $(51,091,304)
                    =========== =============

+For the period May 1, 2000 (Commencement of Operations) through December 31,
  2000.
++ On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements

                                                                              METROPOLITAN SERIES FUND
----------------------------------------------------------------  ---------------------------------------------------
                                                                                             RUSSELL
INTERNATIONAL                   BOND                                                          2000+    INTERNATIONAL+
   MAGNUM        VENTURE    OPPORTUNITIES INVESTORS   RESEARCH     MID CAP+     LARGE CAP     INDEX        STOCK
EQUITY++ SUB-  VALUE SUB-       SUB-        SUB-      MANAGERS       SUB-        GROWTH+      SUB-          SUB-
   ACCOUNT       ACCOUNT       ACCOUNT     ACCOUNT   SUB-ACCOUNT    ACCOUNT    SUB-ACCOUNT   ACCOUNT      ACCOUNT
-------------  -----------  ------------- ---------  -----------  -----------  -----------  ---------  --------------
$   374,965    $       --     $    --     $    966   $     2,453  $ 1,356,774  $       --   $ 306,539     $    679
    128,687      1,440,887      10,241      13,612        41,150       62,269       10,822      5,829       17,583
-----------    -----------    --------    --------   -----------  -----------  -----------  ---------     --------
    246,278     (1,440,887)    (10,241)    (12,646)      (38,697)   1,294,505      (10,822)   300,710      (16,904)
  3,645,897     38,403,888    (154,569)     20,670       138,291          --           --         --           --
    (48,155)    56,304,584     (88,187)        (63)   (1,124,252) (11,653,506)  (1,227,677)  (642,986)     633,543
-----------    -----------    --------    --------   -----------  -----------  -----------  ---------     --------
 (3,694,052)    17,900,696      66,382     (20,733)   (1,262,543) (11,653,506)  (1,227,677)  (642,986)     633,543
    (10,214)      (178,858)      5,936      (1,002)       60,137      764,362        4,567     22,026        6,780
-----------    -----------    --------    --------   -----------  -----------  -----------  ---------     --------
 (3,683,838)    17,721,838      72,318     (21,735)   (1,202,406) (10,889,144)  (1,223,110)  (620,960)     640,323
-----------    -----------    --------    --------   -----------  -----------  -----------  ---------     --------
$(3,437,560)   $16,280,951    $ 62,077    $(34,381)  $(1,241,103) $(9,594,639) $(1,233,932) $(320,250)    $623,419
===========    ===========    ========    ========   ===========  ===========  ===========  =========     ========

                                                          VARIABLE
                                                         INSURANCE
                                                          PRODUCTS
                 VARIABLE INSURANCE PRODUCTS FUND          FUND II
             ----------------------------------------  ---------------

                EQUITY-                                    ASSET
              INCOME SUB-    OVERSEAS    HIGH INCOME      MANAGER
                ACCOUNT    SUB- ACCOUNT  SUB-ACCOUNT    SUB-ACCOUNT       TOTAL
             ------------- ------------ ------------ --------------- ---------------
               $13,394,545  $ 16,105,748  $ 1,006,372  $ 1,452,323  $   54,064,366
                 1,054,512     1,056,320      103,143       95,403      17,656,978
              ------------ ------------- ------------ ------------ ---------------
                12,340,033    15,049,428      903,229    1,356,920      36,407,388
                42,410,113    51,864,228     (919,900)   1,757,628     433,259,411
                42,499,466    (3,631,357)  (6,007,940)    (317,692)    240,152,350
              ------------ ------------- ------------ ------------ ---------------
                    89,353   (55,495,585)  (5,088,040)  (2,075,320)   (193,107,061)
                  (452,602)       27,078      261,479       16,825         928,725
              ------------ ------------- ------------ ------------ ---------------
                  (363,249)  (55,468,507)  (4,826,561)  (2,058,495)   (192,178,336)
              ------------ ------------- ------------ ------------ ---------------
               $11,976,784  $(40,419,079) $(3,923,332) $  (701,575) $(155,770,948)
              ============ ============= ============ ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999




                                                                                               NEW ENGLAND ZENITH FUND
                          --------------------------------------------------------------------------------------------------
                                                                                                      GROWTH
                            CAPITAL        BOND       MONEY       STOCK                  MID CAP        AND         SMALL
                             GROWTH       INCOME      MARKET      INDEX      MANAGED      VALUE       INCOME         CAP
                              SUB-         SUB-        SUB-       SUB-         SUB-        SUB-        SUB-         SUB-
                            ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
INCOME
 Dividends..............  $239,049,928  $5,475,221  $5,083,165 $ 4,154,533  $9,783,326  $  459,624  $12,174,462  $   260,319
EXPENSE
 Mortality and expense
 risk charge (Note 3)...     6,723,595     471,818     638,578   1,013,735     421,255     330,436      578,297      538,571
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net investment income
 (loss).................   232,326,333   5,003,403   4,444,587   3,140,798   9,362,071     129,188   11,596,165     (278,252)
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
 appreciation
 (depreciation) on
 investments:
  Beginning of period...   215,969,495   1,209,273          --  39,965,167  13,285,666  (3,807,527)  13,616,695    3,516,783
  End of period.........   144,771,302  (4,499,584)         --  63,685,270   9,600,369  (4,330,144)   8,566,144   27,466,967
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net change in
 unrealized appreciation
 (depreciation).........   (71,198,193) (5,708,857)         --  23,720,103  (3,685,297)   (522,617)  (5,050,551)  23,950,184
 Net realized gain
 (loss) on investments..      (572,298)      1,487          --     (52,322)    (65,614)     (9,202)     (33,403)       2,146
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
 Net realized and
 unrealized gain (loss)
 on investments.........   (71,770,491) (5,707,370)         --  23,667,781  (3,750,911)   (531,819)  (5,083,954)  23,952,330
                          ------------  ----------  ---------- -----------  ----------  ----------  -----------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $160,555,842  $ (703,967) $4,444,587 $26,808,579  $5,611,160  $ (402,631) $ 6,512,211  $23,674,078
                          ============  ==========  ========== ===========  ==========  ==========  ===========  ===========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements

---------------------------------------------------------------------------------------------------
                                      INTERNATIONAL
   U.S.                    EQUITY        MAGNUM       VENTURE        BOND                 RESEARCH
GOVERNMENT   BALANCED      GROWTH        EQUITY        VALUE     OPPORTUNITIES INVESTORS* MANAGERS*
   SUB-        SUB-         SUB-          SUB-         SUB-          SUB-         SUB-      SUB-
 ACCOUNT      ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT     ACCOUNT    ACCOUNT
----------  -----------  -----------  ------------- -----------  ------------- ---------- ---------
 $ 46,383   $   998,875  $26,651,028   $   60,426   $ 3,101,039    $ 90,809     $ 1,921   $     --
   10,668       126,629    1,069,420      119,372       961,922      24,177         533      1,540
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
   35,715       872,246   25,581,608      (58,946)    2,139,117      66,632       1,388     (1,540)
   15,209     1,036,991   30,707,168      194,954    20,008,648     (46,594)         --         --
  (56,822)   (1,387,395)  52,277,058    3,645,897    38,403,888    (154,569)     20,670    138,291
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
  (72,031)   (2,424,386)  21,569,890    3,450,943    18,395,240    (107,975)     20,670    138,291
   (1,634)      (14,874)    (116,438)      (4,634)      (47,139)      1,097       8,670    (34,566)
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
  (73,665)   (2,439,260)  21,453,452    3,446,309    18,348,101    (106,878)     29,340    103,725
 --------   -----------  -----------   ----------   -----------    --------     -------   --------
 $(37,950)  $(1,567,014) $47,035,060   $3,387,363   $20,487,218    $(40,246)    $30,728   $102,185
 ========   ===========  ===========   ==========   ===========    ========     =======   ========
                                                     VARIABLE
                                                    INSURANCE
                         VARIABLE INSURANCE         PRODUCTS
                           PRODUCTS FUND             FUND II
----------------------------------------------------------------------------
               EQUITY-                   HIGH        ASSET
               INCOME      OVERSEAS     INCOME      MANAGER
                 SUB-         SUB-        SUB-        SUB-
               ACCOUNT      ACCOUNT     ACCOUNT     ACCOUNT       TOTAL
            ------------ ------------ ----------- ----------- -------------
             $ 7,478,140  $ 3,746,050  $1,147,254  $  713,060  $320,475,563
               1,005,310      681,381      87,077      74,260    14,878,574
            ------------ ------------ ----------- ----------- -------------
               6,472,830    3,064,669   1,060,177     638,800   305,596,989
              39,593,709   14,768,529    (611,552)  1,247,559   390,670,173
              42,410,113   51,864,228    (919,900)  1,757,628   433,259,411
            ------------ ------------ ----------- ----------- -------------
               2,816,404   37,095,699    (308,348)    510,069    42,589,238
                (592,373)    (370,244)     48,706      (3,669)   (1,856,304)
            ------------ ------------ ----------- ----------- -------------
               2,224,031   36,725,455    (259,642)    506,400    40,732,934
            ------------ ------------ ----------- ----------- -------------
              $8,696,861  $39,790,124  $  800,535  $1,145,200  $346,329,923
            ============ ============ =========== =========== =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                      NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------------
                                                                                                     GROWTH
                            CAPITAL       BOND      MONEY       STOCK                  MID CAP         AND
                             GROWTH      INCOME     MARKET      INDEX      MANAGED      VALUE        INCOME
                              SUB-        SUB-       SUB-       SUB-        SUB-         SUB-         SUB-
                            ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT       ACCOUNT
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
INCOME
 Dividends..............  $136,031,595 $4,500,888 $2,243,738 $ 1,665,717 $ 4,920,327 $  8,522,091  $ 4,438,526
EXPENSE
 Mortality and expense
  risk charge (Note 3)..     5,675,180    329,452    281,233     574,859     295,717      213,136      321,673
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net investment income
  (loss)................   130,356,415  4,171,436  1,962,505   1,090,858   4,624,610    8,308,955    4,116,853
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net unrealized
  appreciation
  (depreciation) on
  investments:
 Beginning of period....    91,366,363    892,059         --  19,889,059   9,447,437    6,964,381    6,858,665
 End of period..........   215,969,495  1,209,273         --  39,965,167  13,285,666   (3,807,527)  13,616,695
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net change in
  unrealized
  appreciation
  (depreciation)........   124,603,132    317,214         --  20,076,109   3,838,229  (10,771,908)   6,758,031
 Net realized gain on
  investments...........     5,610,899      1,800         --     190,803     163,910      236,891       14,655
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
 Net realized and
  unrealized gain (loss)
  on investments........   130,214,031    319,014         --  20,266,912   4,002,139  (10,535,017)   6,772,686
                          ------------ ---------- ---------- ----------- ----------- ------------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $260,570,446 $4,490,449 $1,962,505 $21,357,770 $ 8,626,750 $ (2,226,063) $10,889,538
                          ============ ========== ========== =========== =========== ============  ===========

                       See Notes to Financial Statements

                                                                                                VARIABLE INSURANCE
                                                                                                  PRODUCTS FUND
--------------------------------------------------------------------------------------- ----------------------------------
                                                INTERNATIONAL
   SMALL         U.S.                 EQUITY       MAGNUM       VENTURE       BOND        EQUITY-                 HIGH
    CAP       GOVERNMENT  BALANCED    GROWTH       EQUITY        VALUE    OPPORTUNITIES   INCOME     OVERSEAS    INCOME
   SUB-          SUB-       SUB-       SUB-         SUB-         SUB-         SUB-         SUB-        SUB-       SUB-
  ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT     ACCOUNT
-----------   ---------- ---------- ----------- ------------- ----------- ------------- ----------- ---------- -----------
$ 1,148,975    $32,331   $  607,129 $ 3,598,904   $ 251,292   $ 2,912,129   $ 81,480    $ 8,088,940 $6,093,523 $ 1,064,286
    380,727     (2,318)      52,939     452,661      48,632       512,333     (9,440)       902,569    550,070      67,547
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
    768,248     34,649      554,190   3,146,243     202,660     2,399,796     90,920      7,186,371  5,543,453     996,739
  5,422,058     (1,916)     642,612   5,391,267    (155,005)   10,716,783     (2,256)    32,699,163 11,137,299     964,520
  3,516,783     15,209    1,036,991  30,707,168     194,954    20,008,648    (46,594)    39,593,709 14,768,529    (611,552)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,905,274)    17,125      394,379  25,315,901     349,959     9,291,865    (44,337)     6,894,545  3,631,231  (1,576,072)
     20,862         11        6,840      56,142       5,897        22,521        493        561,003    333,272      20,913
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
 (1,884,412)    17,136      401,219  25,372,043     355,856     9,314,386    (43,844)     7,455,548  3,964,503  (1,555,159)
-----------    -------   ---------- -----------   ---------   -----------   --------    ----------- ---------- -----------
$(1,116,164)   $51,785   $  955,409 $28,518,286   $ 558,517   $11,714,181   $ 47,076    $14,641,919 $9,507,956 $  (558,420)
              VARIABLE
             INSURANCE
              PRODUCTS
              FUND II
          ---------------------------
               ASSET
              MANAGER
                SUB-
              ACCOUNT       TOTAL
           ------------- ------------
              $  835,511 $187,037,382
                  50,140   10,697,110
           ------------- ------------
                 785,371  176,340,272
                 971,097  203,203,584
               1,247,559  390,670,172
           ------------- ------------
                 276,461  187,466,588
                   4,137    7,251,049
           ------------- ------------
                 280,598  194,717,637
           ------------- ------------
              $1,065,969 $371,057,909
           ============= ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                  STOCK
                    CAPITAL GROWTH               MONEY MARKET     INDEX                     MID CAP    GROWTH AND    SMALL CAP
                         SUB-       BOND INCOME      SUB-          SUB-        MANAGED       VALUE     INCOME SUB-      SUB-
                       ACCOUNT      SUB-ACCOUNT    ACCOUNT       ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT    ACCOUNT      ACCOUNT
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
 FROM OPERATING
 ACTIVITIES
 Net investment
 income (loss)....        ($51,421)   ($511,944) $  4,011,731   ($1,201,336) $ 1,132,800    ($259,625) $ 1,840,472  $    279,695
 Net realized and
 unrealized gain
 (loss) on
 investments......     (63,417,345)   6,051,041            --   (19,055,274)  (4,022,023)   7,681,205   (7,574,106)    2,781,691
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
  Net increase
  (decrease) in
  net assets
  resulting from
  operations......     (63,468,766)   5,539,097     4,011,731   (20,256,610)  (2,889,223)   7,421,580   (5,733,634)    3,061,386
 FROM POLICY-
 RELATED
 TRANSACTIONS
  Net premiums
  transferred from
  New England Life
  Insurance
  Company
  (Note 4)........     134,719,373   12,375,855   236,841,520    39,147,722   10,169,186    6,884,739   17,754,814    22,841,356
 Net transfers
 (to) from other
 sub-accounts.....     (53,936,979)  (1,050,289) (209,452,023)   21,601,786   (1,102,701)      19,759       71,181    37,692,753
 Net transfers
 (to) from New
 England Life
 Insurance
 Company..........    (140,732,696) (10,668,357)  (94,509,898)  (28,008,433)  (9,199,841)  (5,138,115)  (2,072,288)  (20,021,929)
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
  Net increase in
  net assets
  resulting from
  policy related
  transactions....     (59,950,302)     657,209   (67,120,401)   32,741,075     (133,356)   1,766,383   15,753,707    40,512,180
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
 Net increase
 (decrease) in
 net assets.......    (123,419,068)   6,196,306   (63,108,670)   12,484,465   (3,022,579)   9,187,963   10,020,073    43,573,566
 NET ASSETS, AT
 BEGINNING OF THE
 PERIOD...........   1,146,703,380   68,040,407   136,769,883   164,522,069   64,170,231   33,493,352   85,110,312    89,052,664
                    --------------  -----------  ------------  ------------  -----------  -----------  -----------  ------------
 NET ASSETS, AT
 END OF THE
 PERIOD...........  $1,023,284,312  $74,236,713  $ 73,661,213  $177,006,534  $61,147,652  $42,681,315  $95,130,385  $132,626,230
                    ==============  ===========  ============  ============  ===========  ===========  ===========  ============



                        NEW ENGLAND ZENITH FUND
                    -------------------------------------
                       U.S.                    EQUITY
                    GOVERNMENT                 GROWTH
                       SUB-     BALANCED        SUB-
                     ACCOUNT   SUB-ACCOUNT    ACCOUNT
                    ---------- ------------ -------------
 FROM OPERATING
 ACTIVITIES
 Net investment
 income (loss)....   ($7,636)    ($111,693) $  1,325,439
 Net realized and
 unrealized gain
 (loss) on
 investments......     76,668     (359,924)  (52,416,743)
                    ---------- ------------ -------------
  Net increase
  (decrease) in
  net assets
  resulting from
  operations......     69,032     (471,617)  (51,091,304)
 FROM POLICY-
 RELATED
 TRANSACTIONS
  Net premiums
  transferred from
  New England Life
  Insurance
  Company
  (Note 4)........         --    3,706,077    62,510,597
 Net transfers
 (to) from other
 sub-accounts.....   (56,167)     (718,221)   85,404,643
 Net transfers
 (to) from New
 England Life
 Insurance
 Company..........   (16,248)   (2,786,161)  (22,586,575)
                    ---------- ------------ -------------
  Net increase in
  net assets
  resulting from
  policy related
  transactions....   (72,415)      201,695   125,328,665
                    ---------- ------------ -------------
 Net increase
 (decrease) in
 net assets.......    (3,383)     (269,922)   74,237,361
 NET ASSETS, AT
 BEGINNING OF THE
 PERIOD...........    757,310   15,289,368   198,645,578
                    ---------- ------------ -------------
 NET ASSETS, AT
 END OF THE
 PERIOD...........   $753,927  $15,019,446  $272,882,939
                    ========== ============ =============

+ For the period May 1, 2000 (Commencement of Operations) through December 31,
  2000.
++ On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements

                                                                                METROPOLITAN SERIES FUND
------------------------------------------------------------------  ---------------------------------------------------
INTERNATIONAL    VENTURE         BOND                                            LARGE CAP    RUSSELL    INTERNATIONAL+
   MAGNUM         VALUE      OPPORTUNITIES INVESTORS    RESEARCH                  GROWTH+      2000+         STOCK
EQUITY++ SUB-      SUB-          SUB-         SUB-      MANAGERS     MID CAP+       SUB-     INDEX SUB-       SUB-
   ACCOUNT       ACCOUNT        ACCOUNT     ACCOUNT    SUB-ACCOUNT  SUB-ACCOUNT   ACCOUNT     ACCOUNT       ACCOUNT
-------------  ------------  ------------- ----------  -----------  -----------  ----------  ----------  --------------
$   246,278     ($1,440,887)    ($10,241)    ($12,646)    ($38,697) $ 1,294,505    ($10,822) $  300,710   $   (16,904)
 (3,683,838)     17,721,838       72,318      (21,735)  (1,202,406) (10,889,144) (1,223,110)   (620,960)      640,323
-----------    ------------   ----------   ----------  -----------  -----------  ----------  ----------   -----------
 (3,437,560)     16,280,951       62,077      (34,381)  (1,241,103)  (9,594,639) (1,233,932)   (320,250)      623,419
  3,782,500      43,590,651          --       511,027    1,389,537    2,953,055     672,516     219,502       624,545
(16,563,486)     52,137,520      (76,915)   2,126,907   11,980,716   31,992,287   5,876,190   1,935,622    20,720,805
        --      (42,296,007)     (11,007)    (286,688)  (1,310,787)  (1,496,684)   (818,946)    328,338    (2,581,254)
-----------    ------------   ----------   ----------  -----------  -----------  ----------  ----------   -----------
(12,780,986)     53,432,164      (87,922)   2,351,246   12,059,466   33,448,658   5,729,760   2,483,462    18,764,096
-----------    ------------   ----------   ----------  -----------  -----------  ----------  ----------   -----------
(16,218,546)     69,713,115      (25,845)   2,316,865   10,818,363   23,854,019   4,495,828   2,163,212    19,387,515
 16,218,546     146,470,032    1,061,034      692,838      788,203          --          --          --            --
-----------    ------------   ----------   ----------  -----------  -----------  ----------  ----------   -----------
$       --     $216,183,147   $1,035,189   $3,009,703  $11,606,566  $23,854,019  $4,495,828  $2,163,212   $19,387,515
===========    ============   ==========   ==========  ===========  ===========  ==========  ==========   ===========
                                                         VARIABLE
                                                         INSURANCE
                                                         PRODUCTS
                          VARIABLE INSURANCE FUND         FUND II
               ----------------------------------------------------- ---------------
                  EQUITY-
                  INCOME       OVERSEAS                    ASSET
                   SUB-          SUB-      HIGH INCOME    MANAGER
                  ACCOUNT       ACCOUNT     SUB-ACCOUNT  SUB-ACCOUNT      TOTAL
               ------------- ------------- ------------ ------------ ---------------
               $ 12,340,033  $ 15,049,428  $   903,229  $ 1,356,920  $   36,407,388
                   (363,249)  (55,468,507)  (4,826,561)  (2,058,495)   (192,178,336)
               ------------- ------------- ------------ ------------ ---------------
                 11,976,784   (40,419,079)  (3,923,332)    (701,575)   (155,770,948)
                 24,790,229    45,688,246    3,195,995    2,631,829     677,000,871
                (10,695,232)   19,044,295      658,505    2,389,044             --
                (21,100,288)   32,597,100   (1,779,533)  (2,869,212)   (377,365,509)
               ------------- ------------- ------------ ------------ ---------------
                 (7,005,291)   97,329,641    2,074,967    2,151,661     299,635,362
               ------------- ------------- ------------ ------------ ---------------
                  4,971,493    56,910,562   (1,848,365)   1,450,086     143,864,414
                152,058,910   126,338,392   13,480,923   11,770,181   2,471,433,613
               ------------- ------------- ------------ ------------ ---------------
               $157,030,403  $183,248,954  $11,632,558  $13,220,267  $2,615,298,027
               ============= ============= ============ ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1999

                        CAPITAL         BOND          MONEY         STOCK                     MID CAP
                         GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE
                          SUB-          SUB-          SUB-           SUB-         SUB-         SUB-
                        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT
                     --------------  -----------  -------------  ------------  -----------  -----------
 FROM OPERATING
  ACTIVITIES
 Net investment
  income (loss)...   $  232,326,333  $ 5,003,403  $   4,444,587  $  3,140,798  $ 9,362,071  $   129,188
 Net realized and
  unrealized gain
  (loss) on
  investments.....      (71,770,491)  (5,707,370)            --    23,667,781   (3,750,911)    (531,819)
                     --------------  -----------  -------------  ------------  -----------  -----------
  Net Increase
   (decrease) in
   net assets
   resulting from
   operations.....      160,555,842     (703,967)     4,444,587    26,808,579    5,611,160     (402,631)
 FROM POLICY-
  RELATED
  TRANSACTIONS
 Net premiums
  transferred from
  New England Life
  Insurance
  Company (Note
  4)..............      142,211,177   13,805,688    214,469,972    29,988,746   10,115,433    7,098,841
 Net transfers
  (to) from other
  sub-accounts....       (3,426,057)   5,993,183   (132,180,032)   28,975,401    3,130,211   (1,928,318)
 Net transfers
  (to) from New
  England Life
  Insurance
  Company.........     (127,342,172)  (8,870,541)   (35,295,568)  (21,960,448)  (7,936,560)  (3,985,601)
                     --------------  -----------  -------------  ------------  -----------  -----------
  Net Increase in
   net assets
   resulting from
   policy related
   transactions...       11,442,948   10,928,330     46,994,372    37,003,699    5,309,084    1,184,922
                     --------------  -----------  -------------  ------------  -----------  -----------
 Net increase
  (decrease) in
  net assets......      171,998,790   10,224,363     51,438,959    63,812,278   10,920,244      782,291
 NET ASSETS, AT
  BEGINNING OF THE
  PERIOD..........      974,704,592   57,816,044     85,330,924   100,709,791   53,249,987   32,711,062
                     --------------  -----------  -------------  ------------  -----------  -----------
 NET ASSETS, AT
  END OF THE
  PERIOD..........   $1,146,703,382  $68,040,407  $ 136,769,883  $164,522,069  $64,170,231  $33,493,353
                     ==============  ===========  =============  ============  ===========  ===========
                            NEW ENGLAND ZENITH FUND
                     --------------------------------------
                        GROWTH
                         AND          SMALL         U.S.
                        INCOME         CAP       GOVERNMENT
                         SUB-          SUB-         SUB-
                       ACCOUNT       ACCOUNT      ACCOUNT
                     ------------- ------------- ----------
 FROM OPERATING
  ACTIVITIES
 Net investment
  income (loss)...   $ 11,596,165  $   (278,252)  $ 35,715
 Net realized and
  unrealized gain
  (loss) on
  investments.....     (5,083,954)   23,952,330    (73,665)
                     ------------- ------------- ----------
  Net Increase
   (decrease) in
   net assets
   resulting from
   operations.....      6,512,211    23,674,078    (37,950)
 FROM POLICY-
  RELATED
  TRANSACTIONS
 Net premiums
  transferred from
  New England Life
  Insurance
  Company (Note
  4)..............     15,769,644    16,994,060         --
 Net transfers
  (to) from other
  sub-accounts....     14,513,514    (3,433,209)    79,255
 Net transfers
  (to) from New
  England Life
  Insurance
  Company.........    (10,636,850)  (11,981,152)    24,393
                     ------------- ------------- ----------
  Net Increase in
   net assets
   resulting from
   policy related
   transactions...     19,646,308     1,579,699    103,648
                     ------------- ------------- ----------
 Net increase
  (decrease) in
  net assets......     26,158,519    25,253,777     65,698
 NET ASSETS, AT
  BEGINNING OF THE
  PERIOD..........     58,951,793    63,798,887    691,612
                     ------------- ------------- ----------
 NET ASSETS, AT
  END OF THE
  PERIOD..........   $ 85,110,312  $ 89,052,664   $757,310
                     ============= ============= ==========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements

-----------------------------------------------------------------------------------------
                           INTERNATIONAL
                EQUITY        MAGNUM       VENTURE         BOND                 RESEARCH
 BALANCED       GROWTH        EQUITY        VALUE      OPPORTUNITIES INVESTORS* MANAGERS*
   SUB-          SUB-          SUB-          SUB-          SUB-         SUB-      SUB-
  ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT     ACCOUNT    ACCOUNT
-----------  ------------  ------------- ------------  ------------- ---------- ---------
$   872,246  $ 25,581,608   $   (58,946) $  2,139,117   $   66,632    $  1,388  $ (1,540)
 (2,439,260)   21,453,452     3,446,309    18,348,101     (106,878)     29,340   103,725
-----------  ------------   -----------  ------------   ----------    --------  --------
 (1,567,014)   47,035,060     3,387,363    20,487,218      (40,246)     30,728   102,185
  4,093,455    31,646,457     3,430,299    32,031,496           --      75,935    86,667
  1,865,860    59,949,102     1,463,742    22,546,367        1,100     684,756   763,549
 (1,579,581)  (30,858,890)   (2,381,414)  (23,867,517)       9,526     (98,581) (164,198)
-----------  ------------   -----------  ------------   ----------    --------  --------
  4,379,734    60,736,669     2,512,627    30,710,346       10,626     662,110   686,018
-----------  ------------   -----------  ------------   ----------    --------  --------
  2,812,720   107,771,729     5,899,990    51,197,564      (29,620)    692,838   788,203
 12,476,648    90,873,849    10,318,556    95,272,468    1,090,654          --        --
-----------  ------------   -----------  ------------   ----------    --------  --------
$15,289,368  $198,645,578   $16,218,546  $146,470,032   $1,061,034    $692,838  $788,203
===========  ============   ===========  ============   ==========    ========  ========
                                                       VARIABLE
                                                       INSURANCE
                      VARIABLE INSURANCE               PRODUCTS
                         PRODUCTS FUND                  FUND II
            ---------------------------------------------------------------------
               EQUITY-                      HIGH         ASSET
                INCOME       OVERSEAS      INCOME       MANAGER
                 SUB-          SUB-         SUB-         SUB-
               ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT        TOTAL
             ------------- ------------- ------------ ------------ --------------
             $  6,472,830  $  3,064,669  $ 1,060,177  $   638,800  $  305,596,989
                2,224,031    36,725,455     (259,642)     506,400      40,732,934
             ------------- ------------- ------------ ------------ ---------------
                8,696,861    39,790,124      800,535    1,145,200     346,329,923
               26,649,674    17,254,614    3,727,099    2,393,210     571,842,467
               (2,823,843)    1,086,949    1,354,057    1,384,413              --
              (19,017,183)  (16,067,097)  (2,389,723)  (1,339,833)   (325,738,990)
             ------------- ------------- ------------ ------------ ---------------
                4,808,648     2,274,466    2,691,433    2,437,790     246,103,477
             ------------- ------------- ------------ ------------ ---------------
               13,505,509    42,064,590    3,491,968    3,582,990     592,433,400
              138,553,401    84,273,799    9,988,955    8,187,191   1,879,000,213
             ------------- ------------- ------------ ------------ ---------------
             $152,058,910  $126,338,389  $13,480,923  $11,770,181  $2,471,433,613
             ============= ============= ============ ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                                 NEW ENGLAND ZENITH FUND
                   ------------------------------------------------------------------------------------------------------------
                                                                                                         GROWTH
                      CAPITAL        BOND          MONEY         STOCK                     MID CAP         AND         SMALL
                      GROWTH        INCOME        MARKET         INDEX        MANAGED       VALUE        INCOME         CAP
                       SUB-          SUB-          SUB-           SUB-         SUB-          SUB-         SUB-         SUB-
                      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
FROM OPERATING
 ACTIVITIES
 Net investment
  income (loss)..  $ 130,356,415  $ 4,171,436  $   1,962,505  $  1,090,858  $ 4,624,610  $  8,308,955  $ 4,116,853  $   768,248
 Net realized and
  unrealized gain
  (loss) on
  investments....    130,214,031      319,014             --    20,266,912    4,002,139   (10,535,017)   6,772,686   (1,884,412)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase
  (decrease) in
  net assets
  resulting from
  operations.....    260,570,446    4,490,449      1,962,505    21,357,770    8,626,750    (2,226,063)  10,889,538   (1,116,164)
FROM POLICY-
 RELATED
 TRANSACTIONS
 Net premiums
  transferred
  from New
  England Life
  Insurance
  Company
  (Note 4).......    130,346,621   10,522,040    221,378,611    15,997,005    6,508,238     8,067,127   10,034,046   16,979,803
 Net transfers
  (to) from other
  sub-accounts...     28,412,166    9,220,311   (149,270,654)   22,094,429    6,317,021      (102,089)  15,004,643    9,499,585
 Net transfers to
  New England
  Life Insurance
  Company........   (136,266,249)  (7,932,456)   (21,844,962)  (16,290,249)  (6,742,406)   (4,094,516)  (8,744,105)  (9,074,771)
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net Increase in
  net assets
  resulting from
  policy related
  transactions...     22,492,538   11,809,895     50,262,995    21,801,185    6,082,853     3,870,522   16,294,584   17,404,617
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
 Net increase in
  net assets.....    283,062,984   16,300,344     52,225,500    43,158,955   14,709,603     1,644,459   27,184,123   16,288,452
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD..........    691,641,608   41,515,700     33,105,424    57,550,836   38,540,384    31,066,603   31,767,670   47,510,435
                   -------------  -----------  -------------  ------------  -----------  ------------  -----------  -----------
NET ASSETS, AT
 END OF THE
 PERIOD..........  $ 974,704,592  $57,816,044  $  85,330,924  $100,709,791  $53,249,987  $ 32,711,062  $58,951,793  $63,798,887
                   =============  ===========  =============  ============  ===========  ============  ===========  ===========

                       See Notes to Financial Statements

                                                                                            VARIABLE INSURANCE
                                                                                               PRODUCTS FUND
 -------------------------------------------------------------------------------------------------------------------------
                                         INTERNATIONAL
    U.S.                      EQUITY        MAGNUM       VENTURE         BOND        EQUITY-                      HIGH
 GOVERNMENT    BALANCED       GROWTH        EQUITY        VALUE      OPPORTUNITIES    INCOME       OVERSEAS      INCOME
    SUB-         SUB-          SUB-          SUB-          SUB-          SUB-          SUB-          SUB-         SUB-
  ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT
 ----------   -----------  ------------  ------------- ------------  ------------- ------------  ------------  -----------
 $  34,649    $   554,190  $  3,146,243   $   202,660  $  2,399,796   $   90,920   $  7,186,371  $  5,543,453  $   996,739
    17,136        401,219    25,372,043       355,856     9,314,386      (43,844)     7,455,548     3,964,503   (1,555,159)
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
    51,785        955,409    28,518,286       558,517    11,714,181       47,076     14,641,919     9,507,956     (558,420)
        --      3,185,034    18,566,913     3,131,225    24,165,947           --     26,170,240    17,386,996    2,434,923
   590,096      3,794,185    16,305,214       999,735    23,584,994      612,788      8,474,098       342,473    2,823,884
  (111,452)    (2,333,228)  (14,453,624)   (1,503,958)  (15,609,387)    (156,947)   (18,064,178)  (10,788,946)  (1,891,706)
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
   478,644      4,645,991    20,418,503     2,627,002    32,141,554      455,841     16,580,160     6,940,523    3,367,101
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
   530,429      5,601,400    48,936,789     3,185,519    43,855,735      502,917     31,222,080    16,448,479    2,808,682
   161,183      6,875,248    41,937,060     7,133,037    51,416,733      587,737    107,331,321    67,825,320    7,180,273
 ---------    -----------  ------------   -----------  ------------   ----------   ------------  ------------  -----------
 $ 691,612    $12,476,648  $ 90,873,849   $10,318,556  $ 95,272,468   $1,090,654   $138,553,401  $ 84,273,799  $ 9,988,955
 =========    ===========  ============   ===========  ============   ==========   ============  ============  ===========
               VARIABLE
               INSURANCE
               PRODUCTS
                FUND II
              ---------------------------
                 ASSET
                MANAGER
                 SUB-
                ACCOUNT        TOTAL
              ------------ --------------
              $   785,371  $  176,340,272
                  280,598     194,717,637
              ------------ ---------------
                1,065,969     371,057,909
                1,626,307     516,501,076
                1,297,121              --
               (1,251,084)   (277,154,223)
              ------------ ---------------
                1,672,344     239,346,853
              ------------ ---------------
                2,738,313     610,404,762
                5,448,878   1,268,595,450
              ------------ ---------------
              $ 8,187,191  $1,879,000,212
              ============ ===============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS


1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO. NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has twenty-three investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund and the Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, Metropolitan Series Fund, Inc., the Variable Insurance Products Fund and the Variable Insurance Products Fund II are open-end management investment companies. The Account purchases or redeems shares of the Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Under some versions of the policies the charge is assessed daily against Account assets and under others it is deducted monthly from policy cash values. The rate of the charge varies by policy version.

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales load, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. INVESTMENT ADVISERS. The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. New England Investment Management, LLC. (formerly, TNE Advisers, Inc.), which is an indirect subsidiary of NELICO, Capital Growth Management Limited Partnership ("CGM"), and each of the sub-advisers are registered with the Securities and Exchange Commission as investment advisers under the Investment Advisers Act of 1940.

         SERIES                          ADVISER                            SUB-ADVISER
         ------           -------------------------------------- ----------------------------------
Capital Growth..........  CGM
Back Bay Advisors Money
 Market.................  New England Investment Management, LLC Back Bay Advisors, L.P.
Back Bay Advisors Bond
 Income.................  New England Investment Management, LLC Back Bay Advisors, L.P.
Back Bay Advisors
 Managed................  New England Investment Management, LLC Back Bay Advisors, L.P.
Westpeak Stock Index....  New England Investment Management, LLC Westpeak Investment Advisors, L.P.
Westpeak Growth and
 Income.................  New England Investment Management, LLC Westpeak Investment Advisors, L.P.
Harris Oakmark Mid Cap
 Value..................  New England Investment Management, LLC Harris Associates L.P.
Loomis Sayles Small Cap.  New England Investment Management, LLC Loomis, Sayles & Company, L.P.
Balanced................  New England Investment Management, LLC Wellington Management
                                                                 Company, LLP.
Davis Venture Value.....  New England Investment Management, LLC Davis Selected Advisers, L.P.
Alger Equity Growth.....  New England Investment Management, LLC Fred Alger Management, Inc.
Salomon Brothers          New England Investment Management, LLC Salomon Brothers Asset
 U.S. Government........                                         Management, Inc
Salomon Brothers
 Strategic Bond
 Opportunities..........  New England Investment Management, LLC Salomon Brothers Asset
                                                                 Management, Inc
MFS Investors Series....  New England Investment Management, LLC Massachusetts Financial
                                                                 Services Company
MFS Research Managers     New England Investment Management, LLC Massachusetts Financial
 Series.................                                         Services Company

The Harris Oakmark Mid Cap Value Series' sub-adviser was Loomis Sayles until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co. became the sub-adviser. Harrris Associates became the sub-adviser on May 1, 2000. The Balanced Series' sub-adviser was Loomis Sayles until May 1, 2000, when Wellington Management Company became sub-adviser. The Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series on December 1, 2000. The Morgan Stanley International Magnum Equity Series is no longer available for investment under the contracts.

Metropolitan Life Insurance Company is investment adviser for the Metropolitan Series Fund Portfolios. Putnam Investment Management, Inc. is the sub-investment manager of the Putnam Large Cap Growth Portfolio and the Putnam International Stock Portfolio, and Janus Capital Corporation is the sub-investment manager of the Janus Mid Cap Portfolio.

Fidelity Management & Research Company is the investment adviser for the Variable Insurance Products Fund and Variable Insurance Products Fund II.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 2000:

                                                        PURCHASES      SALES
                                                       ------------ ------------
   Capital Growth Series.............................  $242,715,192 $312,493,998
   Back Bay Advisors Money Market Series.............   458,970,898  522,023,525
   Back Bay Advisors Bond Income Series..............    33,718,507   32,582,505
   Back Bay Advisors Managed Series..................    23,705,585   23,913,716
   Westpeak Stock Index Series.......................   109,578,168   75,579,521
   Westpeak Growth and Income Series.................    42,917,526   36,036,620
   Harris Oakmark Mid Cap Value Series...............    17,398,618   14,576,586
   Loomis Sayles Small Cap Series....................    91,092,312   45,552,359
   Balanced Series...................................     9,827,185    9,559,823
   Morgan Stanley International Magnum Equity Series.    14,863,887    8,409,841
   Davis Venture Value Series........................   145,317,819   74,464,177
   Alger Equity Growth Series........................   230,460,443  102,463,838
   Salomon Bothers U.S. Government Series............       764,682      839,432
   Salomon Bothers Strategic Bond Opportunities
    Series...........................................       564,848      666,225
   MFS Investors Series..............................     3,287,762      651,353
   MFS Research Managers Series......................    18,120,610    4,728,732
   Putnam International Stock Portfolio+.............     7,473,945    4,134,522
   Putnam Large Cap Growth Portfolio+................     7,754,619    1,210,616
   Janus Mid Cap Portfolio+..........................    48,013,088   14,740,953
   Russell 2000 Index Portfolio+.....................     3,571,674    1,312,245
   VIP Equity-Income Portfolio.......................    45,105,830   50,758,101
   VIP Overseas Portfolio............................   143,892,059   42,460,218
   VIP High Income Portfolio.........................    10,915,419    8,876,027
   VIP II Asset Manager Portfolio....................     8,496,283    6,146,362

+For the period May 1, 2000 (Commencement of Sub-Account Operations) to December 31, 2000.

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the Sub-Account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown. These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts have been restated to conform with the current calculation of net investment return to provide greater comparability with industry convention.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (3.82)%   53.45%   (6.38)%   14.57%   (7.39)%   37.55%   20.65%   23.05 %   33.63 %   15.30 %    (4.98)%
Bond Income........   7.71 %   17.55%    7.80 %   12.22%   (3.70)%   20.78%    4.24%   10.50 %    8.66 %   (0.81)%     7.77 %
Money Market.......   7.81 %    5.84%    3.43 %    2.61%    3.61 %    5.33%    4.76%    4.97 %    4.90 %    4.60 %     5.85 %
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.48)%   29.98%    6.92 %    9.34%    0.76 %   36.44%   22.04%   32.03 %   27.49 %   19.96 %    (9.36)%
Managed............   2.85 %   19.75%    6.33 %   10.26%   (1.46)%   30.81%   14.62%   26.12 %   19.24 %    9.59 %    (3.72)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.47%   (0.62)%   29.90%   17.20%   16.91 %   (5.79)%    0.00 %    20.01 %
Growth and Income.............................    13.97%   (1.55)%   35.99%   17.68%   33.01 %   24.02 %    8.97 %    (5.48)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     9.29%    6.69 %   34.62%   13.88%   27.66 %   11.24 %    5.96 %     8.04 %
Overseas......................................    14.57%    1.37 %    9.30%   12.82%   11.17 %   12.36 %   42.13 %   (19.39)%
                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.45)%   28.40%   30.22%   24.42 %   (2.04)%   31.29 %     4.89 %
                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.58)%   20.18%   13.63%   17.26 %   (4.66)%    7.78 %   (22.74)%
Asset Manager..........................................    (4.41)%   16.55%   14.20%   20.23 %   14.65 %   10.70 %    (4.26)%
                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.84%   12.78%   25.19 %   47.27 %   33.66 %   (13.98)%
Balanced........................................................     13.75%   16.50%   15.77 %    8.73 %   (5.39)%    (2.26)%
International Stock**...........................................      3.85%    6.30%   (1.64)%    6.90 %   24.18 %   (10.51)%
Venture Value...................................................     21.64%   25.40%   33.03 %   14.02 %   17.11 %     9.11 %
                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.61 %    (0.49)%
Research Managers...................................................................................       19.52 %    (3.97)%
                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.30)%
Russell 2000(R) Index........................................................................................         (6.56)%
Large Cap Growth.............................................................................................        (27.17)%

*  Based on a mortality and expense risk charge at an annual rate of .35%.
** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (3.91)%   53.29%   (6.47)%   14.46%   (7.38)%   37.41%   20.53%   22.92 %   33.49 %   15.18 %    (5.08)%
Bond Income........   7.60 %   17.43%    7.69 %   12.10%   (3.80)%   20.66%    4.14%   10.39 %    8.55 %   (0.91)%     7.66 %
Money Market.......   7.71 %    5.74%    3.33 %    2.51%    3.35 %    5.23%    4.65%    4.87 %    4.79 %    4.49 %     5.75 %

                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.58)%   29.85%    6.81 %    9.23%    0.66 %   36.30%   21.91%   31.90 %   27.36 %   19.84 %    (9.45)%
Managed............   2.75 %   19.63%    6.22 %   10.15%   (1.56)%   30.67%   14.51%   25.99 %   19.12 %    9.48 %    (3.81)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.39%   (0.72)%   29.77%   17.08%   16.80 %   (5.88)%   (0.10)%    19.89 %
Growth and Income.............................    13.90%   (1.65)%   38.85%   17.56%   32.87 %   23.89 %    8.86 %    (5.58)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity Income.................................     9.22%    6.59 %   34.49%   13.77%   27.53 %   11.13 %    5.85 %     7.93 %
Overseas......................................    14.49%    1.27 %    9.19%   12.70%   11.05 %   12.24 %   41.99 %   (19.47)%

                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.52)%   28.27%   30.09%   24.29 %   (2.14)%   31.16 %     4.78 %

                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.61)%   20.06%   13.52%   17.14 %   (4.76)%    7.67 %   (22.82)%
Asset Manager..........................................    (4.45)%   16.43%   14.09%   20.11 %   14.53 %   10.59 %    (4.36)%

                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.76%   12.66%   25.06 %   47.12 %   33.53 %   (14.07)%
Balanced........................................................     13.67%   16.39%   15.66 %    8.62 %   (5.49)%    (2.35)%
International Stock**...........................................      3.79%    6.19%   (1.74)%    6.79 %   24.05 %   (10.60)%
Venture Value...................................................     21.56%   25.27%   32.90 %   13.90 %   16.99 %     9.00 %

                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.54 %    (0.59)%
Research Managers...................................................................................       19.44 %    (4.07)%

                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.35)%
Russell 2000(R) Index........................................................................................         (6.62)%
Large Cap Growth ............................................................................................        (27.22)%

*  Based on a mortality and expense risk charge at an annual rate of .45%.
** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE ORDINARY ("ZENITH LIFE PLUS", "ZENITH LIFE PLUS II" AND "ZENITH VARIABLE WHOLE LIFE") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (4.06)%   53.06%   (6.61)%   14.28%   (7.62)%   37.21%   20.34%   22.74 %   33.29 %   15.01 %    (5.22)%
Bond Income........   7.44 %   17.25%    7.53 %   11.94%   (3.94)%   20.47%    3.98%   10.23 %    8.39 %   (1.06)%     7.50 %
Money Market.......   7.54 %    5.58%    3.18 %    2.36%    3.35 %    5.07%    4.50%    4.71 %    4.63 %    4.34 %     5.59 %
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.72)%   29.65%    6.65 %    9.07%    0.51 %   36.10%   21.73%   31.70 %   27.17 %   19.66 %    (9.59)%
Managed............   2.59 %   19.45%    6.06 %    9.99%   (1.70)%   30.48%   14.34%   25.81 %   18.94 %    9.31 %    (3.96)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.28%   (0.87)%   29.57%   16.90%   16.62 %   (6.03)%   (0.25)%    19.71 %
Growth and Income.............................    13.78%   (1.80)%   35.65%   17.38%   32.67 %   23.71 %    8.70 %    (5.72)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     9.11%    6.43 %   34.29%   13.59%   27.34 %   10.96 %    5.69 %     7.77 %
Overseas......................................    14.38%    1.12 %    9.02%   12.53%   10.89 %   12.08 %   41.77 %   (19.59)%
                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.61)%   28.08%   29.90%   24.11 %   (2.28)%   30.96 %     4.62 %
                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.66)%   19.88%   13.35%   16.96 %   (4.90)%    7.51 %   (22.94)%
Asset Manager..........................................    (4.49)%   16.26%   13.91%   19.93 %   14.36 %   10.43 %    (4.50)%
                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.64%   12.49%   24.88 %   46.90 %   33.33 %   (14.20)%
Balanced........................................................     13.56%   16.21%   15.48 %    8.46 %   (5.63)%    (2.50)%
International Stock**...........................................      3.68%    6.03%   (1.89)%    6.63 %   23.87 %   (10.73)%
Venture Value...................................................     21.44%   25.08%   32.70 %   13.73 %   16.81 %     8.83 %
                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.44 %    (0.74)%
Research Managers...................................................................................       19.32 %    (4.21)%
                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.03)%
Russell 2000(R) Index........................................................................................         (6.72)%
Large Cap Growth.............................................................................................        (27.29)%

* Based on a mortality and expense risk charge at an annual rate of .60%.
** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (4.35)%   52.61%   (6.90)%   13.94%   (7.90)%   36.80%   19.98%   22.37%    32.89 %   14.67 %    (5.50)%
Bond Income........   7.11 %   16.90%    7.21 %   11.60%   (4.23)%   20.12%    3.67%    9.90%     8.07 %   (1.36)%     7.18 %
Money Market.......   7.22 %    5.26%    2.87 %    2.05%    3.04 %    4.75%    4.18%    4.39%     4.32 %    4.03 %     5.27 %
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (5.01)%   29.27%    6.33 %    8.74%    0.21 %   35.69%   21.36%   31.31%    26.79 %   19.30 %    (9.86)%
Managed............   2.28 %   19.10%    5.74 %    9.69%   (2.00)%   30.09%   13.99%   25.43%    18.58 %    8.98 %    (4.24)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.05%   (1.16)%   29.19%   16.55%   16.27%    (6.31)%   (0.55)%    19.36 %
Growth and Income.............................    13.55%   (2.09)%   35.25%   17.03%   32.28%    23.34 %    8.37 %    (6.00)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     8.89%    6.11 %   33.89%   13.25%   26.96%    10.63 %    5.38 %     7.45 %
Overseas......................................    14.15%    0.82 %    8.70%   12.19%   10.56%    11.74 %   41.35 %   (19.83)%
                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.80)%   27.69%   29.50%   23.73%    (2.58)%   30.57 %     4.31 %
                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.76)%   19.53%   13.00%   16.61%    (5.19)%    7.19 %   (23.17)%
Asset Manager..........................................    (4.59)%   15.91%   13.57%   19.57%    14.02 %   10.10 %    (4.79)%
                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.39%   12.15%   24.50 %   46.46 %   32.93 %   (14.45)%
Balanced........................................................     13.33%   15.86%   15.14 %    8.13 %   (5.91)%    (2.79)%
International Stock**...........................................      3.48%    5.71%   (2.18)%    6.31 %   23.50 %   (11.00)%
Venture Value...................................................     21.20%   24.71%   32.30 %   13.39 %   16.47 %     8.51 %
                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.23 %    (1.04)%
Research Managers...................................................................................       19.08 %    (4.50)%
                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.17)%
Russell 2000(R) Index........................................................................................         (6.90)%
Large Cap Growth.............................................................................................        (27.44)%

* Based on a mortality and expense risk charge at an annual rate of .90%. Certain Zenith Survivorship Life Policies currently have a mortality and expense risk charge at an annual rate of .75%.
** On December 1, 2000 The Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (5.73)%   52.83%   (6.75)%   14.11%   (7.76)%   37.00%   20.16%   22.56 %   33.09 %   14.84 %    (5.36)%
Bond Income........   7.28 %   17.08%    7.37 %   11.77%   (4.08)%   20.29%    3.82%   10.06 %    8.23 %   (1.21)%     7.34 %
Money Market.......   7.38 %    5.42%    3.02 %    2.20%    3.20 %    4.91%    4.34%    4.55 %    4.48 %    4.18 %     5.43 %

                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.86)%   29.46%    6.49 %    8.90%    0.36 %   35.90%   21.55%   31.51 %   26.98 %   19.48 %    (9.72)%
Managed............   2.44 %   19.28%    5.90 %    9.82%   (1.85)%   30.28%   14.16%   25.62 %   18.76 %    9.15 %    (4.10)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.16%   (1.01)%   29.38%   16.72%   16.45 %   (6.17)%   (0.40)%    19.54 %
Growth and Income.............................    13.67%   (1.94)%   35.45%   17.21%   32.47 %   23.52 %    8.53 %    (5.86)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     9.00%    6.27 %   34.09%   13.42%   27.15 %   10.79 %    5.54 %     7.61 %
Overseas......................................    14.26%    0.97 %    8.86%   12.36%   10.72 %   11.91 %   41.56 %   (19.71)%

                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.71)%   27.88%   29.70%   23.92 %   (2.43)%   30.77 %     4.47 %

                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................    (0.71)%   19.71%   13.17%   16.79 %   (5.04)%    7.35 %   (23.05)%
Asset Manager..........................................    (4.54)%   16.08%   13.74%   19.75 %   14.19 %   10.26 %    (4.64)%

                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     24.51%   12.32%   24.69 %   46.68 %   33.13 %   (14.33)%
Balanced........................................................     13.44%   16.03%   15.31 %    8.29 %   (5.77)%    (2.64)%
International Stock**...........................................      3.58%    5.87%   (2.04)%    6.47 %   23.68 %   (10.87)%
Venture Value...................................................     21.32%   24.89%   32.50 %   13.56 %   16.64 %     8.67 %

                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.34 %    (0.89)%
Research Managers...................................................................................       19.20 %    (4.35)%

                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (28.10)%
Russell 2000(R) Index........................................................................................         (6.81)%
Large Cap Growth ............................................................................................        (27.36)%

* Based on a mortality and expense risk charge at an annual rate of .75%. Certain Zenith Flexible Life Policies currently have a mortality and expense risk charge at an annual rate of .60%.
** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH EXECUTIVE ADVANTAGE PLUS", "ZENITH EXECUTIVE ADVANTAGE 2000" AND "ZENITH SURVIVORSHIP LIFE PLUS") POLICIES

                                                NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                    --------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Capital Growth.....  (3.48)%   53.98%   (6.05)%   14.97%   (7.07)%   38.03%   21.07%   23.48 %   34.09 %   15.70 %    (4.65)%
Bond Income........   8.09 %   17.96%    8.18 %   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %   (0.47)%     8.15 %
Money Market.......   8.19 %    6.21%    3.80 %    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %    4.97 %     6.22 %

                    1/1/90-   1/1/91-  1/1/92-   1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92  12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- --------  -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.14)%   30.43%    7.30 %    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %   20.38 %    (9.04)%
Managed............   3.21 %   20.17%    6.70 %   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %    9.97 %    (3.38)%

                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................    14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%    0.35 %    20.43 %
Growth and Income.............................    14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %    9.35 %    (5.15)%
                                                 4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                      12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                      -------- --------  -------- -------- --------  --------  --------  --------
Equity-Income.................................     9.55%    6.93 %   35.90%   13.75%   28.11 %   11.63 %    6.33 %     8.42 %
Overseas......................................    14.84%    1.21 %   11.02%   12.43%   11.56 %   12.75 %   42.63 %   (19.11)%
                                                          5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................    (3.23)%   28.84%   30.68%   24.85 %   (1.69)%   31.75 %     5.25 %
                                                          8/31/94-  1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                               12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                               --------  -------- -------- --------  --------  --------  --------
High Income............................................     (.37)%   20.79%   13.75%   17.67 %   (4.33)%    8.15 %   (22.47)%
Asset Manager..........................................    (4.65)%   17.68%   14.31%   20.65 %   15.05 %   11.09 %    (3.93)%
                                                                    5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                         12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                         -------- -------- --------  --------  --------  --------
Equity Growth...................................................     25.13%   13.17%   25.63 %   47.78 %   34.13 %   (13.68)%
Balanced........................................................     14.01%   16.91%   16.18 %    9.11 %   (5.06)%    (1.91)%
International Stock**...........................................      4.01%    6.67%   (1.30)%    7.27 %   24.61 %   (10.20)%
Venture Value...................................................     21.92%   25.84%   33.50 %   14.41 %   17.52 %     9.49 %
                                                                                                          4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                               12/31/99  12/31/00
-----------                                                                                               --------  --------
Investors...........................................................................................        2.85 %    (0.15)%
Research Managers...................................................................................       19.80 %    (3.64)%
                                                                                                                    5/1/00-
SUB-ACCOUNT                                                                                                         12/31/00
-----------                                                                                                         --------
Mid Cap......................................................................................................        (27.74)%
Russell 2000(R) Index........................................................................................         (6.35)%
Large Cap Growth.............................................................................................        (27.00)%

* For the flexible premium ("Zenith Executive Advantage Plus", "Zenith Executive Advantage 2000", and "Zenith Survivorship Life Plus") policies the mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly.

** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                               NET INVESTMENT RETURN OF THE SUB-ACCOUNTS *
                    -------------------------------------------------------------------------------------------------------
                    1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- -------- -------- --------  -------- -------- --------  --------  --------  --------
Bond Income........   8.09 %   17.96%    8.18%   12.61%   (3.36)%   21.20%    4.61%   10.89 %    9.04 %   (0.47)%    8.15 %
Money Market.......   8.19 %    6.21%    3.80%    2.97%    3.97 %    5.70%    5.13%    5.34 %    5.26 %    4.97 %    6.22 %
                    1/1/90-   1/1/91-  1/1/92-  1/1/93-  1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT         12/31/90  12/31/91 12/31/92 12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------         --------  -------- -------- -------- --------  -------- -------- --------  --------  --------  --------
Stock Index........  (4.14)%   30.43%    7.30%    9.72%    1.12 %   36.92%   22.47%   32.50 %   27.93 %   20.38 %   (9.04)%
Managed............   3.21 %   20.17%    6.70%   10.65%   (1.11)%   31.26%   15.03%   26.56 %   19.65 %    9.97 %   (3.38)%
                                                4/30/93- 1/1/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                     12/31/93 12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                     -------- --------  -------- -------- --------  --------  --------  --------
Mid Cap Value.................................   14.74%   (0.27)%   30.35%   17.61%   17.32 %   (5.46)%    0.35 %   20.43 %
Growth and Income.............................   14.24%   (1.21)%   36.47%   18.10%   33.47 %   24.45 %    9.35 %   (5.15)%
                                                         5/2/94-   1/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                              12/31/94  12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                              --------  -------- -------- --------  --------  --------  --------
Small Cap..............................................   (3.23)%   28.84%   30.68%   24.85 %   (1.69)%   31.75 %    5.25 %
                                                                   5/1/95-  1/1/96-  1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                        12/31/95 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                        -------- -------- --------  --------  --------  --------
Equity Growth...................................................    25.13%   13.17%   25.63 %   47.78 %   34.13 %  (13.68)%
Balanced........................................................    14.01%   16.91%   16.18 %    9.11 %   (5.06)%   (1.91)%
International Stock**...........................................     4.01%    6.67%   (1.30)%    7.27 %   24.61 %  (10.20)%
Venture Value...................................................    21.92%   25.84%   33.50 %   14.41 %   17.52 %    9.49 %
                                                                            6/28/96- 1/1/97-   1/1/98-   1/1/99-   1/1/00-
SUB-ACCOUNT                                                                 12/31/96 12/31/97  12/31/98  12/31/99  12/31/00
-----------                                                                 -------- --------  --------  --------  --------
U.S. Government..........................................................     4.55%    8.47 %    7.61 %    0.17 %   10.45 %
Strategic Bond Opportunities.............................................     8.46%   11.07 %    2.04 %    1.44 %    7.22 %
                                                                                                         4/30/99-  1/1/00-
SUB-ACCOUNT                                                                                              12/31/99  12/31/00
-----------                                                                                              --------  --------
Investors...........................................................................................       2.85 %   (0.15)%
Research Managers...................................................................................      19.80 %   (3.64)%
                                                                                                                   5/1/00-
SUB-ACCOUNT                                                                                                        12/31/00
-----------                                                                                                        --------
Large Cap Growth....................................................................................               (27.00)%

The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

* For the modified single premium ("American Gateway") policies the mortality and expense risk charge is not charged daily against the sub-account assets but is deducted from the policy cash values monthly.

** On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the perfomance of the Morgan Stanley International Magnum Equity Series.

                         INDEPENDENT AUDITORS' REPORT

New England Life Insurance Company:

  We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2000 and 1999, and the related consolidated statements of income and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of New England Life Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

February 9, 2001

                       NEW ENGLAND LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                           DECEMBER 31, 2000 AND 1999
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                           2000        1999
                                                        ----------  ----------
ASSETS
Investments:
  Fixed Maturities, Available for Sale, at Estimated
   Fair Value.......................................... $  245,366  $  735,697
  Equity Securities, at Fair Value.....................     24,198      22,685
  Policy Loans.........................................    233,816     181,995
  Short-Term Investments...............................      9,554      62,619
  Other Invested Assets................................     82,378      16,798
                                                        ----------  ----------
   Total Investments...................................    595,312   1,019,794
Cash and Cash Equivalents..............................     44,584      84,371
Deferred Policy Acquisition Costs......................  1,020,830     930,703
Accrued Investment Income..............................     20,116      29,940
Premiums and Other Receivables.........................    121,285     119,750
Other Assets...........................................    110,064     105,982
Separate Account Assets................................  5,651,320   4,840,029
                                                        ----------  ----------
    TOTAL ASSETS....................................... $7,563,511  $7,130,569
                                                        ==========  ==========
LIABILITIES AND EQUITY
LIABILITIES
Future Policy Benefits................................. $  190,298  $  614,927
Policyholder Account Balances..........................    411,940     325,385
Other Policyholder Funds...............................    249,344     245,339
Policyholder Dividends Payable.........................      1,530         977
Short and Long-Term Debt...............................     --          75,053
Income Taxes Payable:
  Current..............................................      3,021         (77)
  Deferred.............................................     19,998      38,669
Due to Parent..........................................     88,418      72,247
Other Liabilities......................................     90,507      64,717
Separate Account Liabilities...........................  5,651,320   4,840,029
                                                        ----------  ----------
   TOTAL LIABILITIES...................................  6,706,376   6,277,266
                                                        ----------  ----------
Commitments and Contingencies (Notes 4, 8 and 9)
EQUITY
Common Stock, $125.00 par value; 50,000 shares
 authorized, 20,000 shares issued and outstanding......      2,500       2,500
Preferred Stock, $0.00 par value; 1,000,000 shares
 authorized, 200,000 shares issued and outstanding.....     --          --
Contributed Capital....................................    647,273     647,273
Retained Earnings......................................    215,920     214,528
Accumulated Other Comprehensive Income.................     (8,558)    (10,998)
                                                        ----------  ----------
   TOTAL EQUITY........................................    857,135     853,303
                                                        ----------  ----------
TOTAL LIABILITIES AND EQUITY........................... $7,563,511  $7,130,569
                                                        ==========  ==========

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                      2000      1999      1998
                                                    --------  --------  --------
REVENUES
Premiums..........................................  $125,219  $123,638  $100,689
Universal Life and Investment-Type Product Policy
 Fees.............................................   231,895   220,841   173,766
Net Investment Income.............................    63,260    68,498    49,077
Investment Gains (Losses), Net....................   (28,338)    2,922     5,610
Commissions, Fees and Other Income................   368,126   265,891   192,411
                                                    --------  --------  --------
   TOTAL REVENUES.................................   760,162   681,790   521,553
                                                    --------  --------  --------
BENEFITS AND OTHER DEDUCTIONS
Policyholder Benefits.............................   149,845   193,293   149,687
Interest Credited to Policyholder Account
 Balances.........................................    19,534    10,721     7,735
Policyholder Dividends............................    17,846    20,827    22,989
Other Operating Costs and Expenses................   535,874   381,881   316,659
                                                    --------  --------  --------
   TOTAL BENEFITS AND OTHER DEDUCTIONS............   723,099   606,722   497,070
                                                    --------  --------  --------
Income From Operations Before Income Taxes........    37,063    75,068    24,483
Income Taxes......................................    25,132    29,344    13,046
                                                    --------  --------  --------
   NET INCOME.....................................  $ 11,931  $ 45,724  $ 11,437
                                                    --------  --------  --------
Other Comprehensive Income (Loss), Net of Tax:
  Unrealized Investment Gains (Losses) (Net of
   Related Offsets, Reclassification Adjustments
   and Income Taxes, of $25,284, $(23,769), and
   $925 Respectively..............................     2,440   (28,437)       92
                                                    --------  --------  --------
COMPREHENSIVE INCOME..............................  $ 14,371  $ 17,287  $ 11,529
                                                    ========  ========  ========


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                       CONSOLIDATED STATEMENTS OF EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                         ACCUMULATED
                              CAPITAL STOCK &               OTHER
                                CONTRIBUTED   RETAINED  COMPREHENSIVE
                                  CAPITAL     EARNINGS     INCOME      TOTAL
                              --------------- --------  ------------- --------
BALANCES AT DECEMBER 31,
 1997........................    $449,773     $166,422    $ 17,347    $633,542
Net Income...................       --          11,437       --         11,437
Change in Net Unrealized
 Investment Gains (Losses)...       --           --             92          92
Contributed Capital..........     200,000        --          --        200,000
                                 --------     --------    --------    --------
BALANCES AT DECEMBER 31,
 1998........................     649,773      177,859      17,439     845,071
Net Income...................       --          45,724       --         45,724
Preferred Stock Dividends....       --          (9,055)      --         (9,055)
Change in Net Unrealized
 Investment Gains (Losses)...       --           --        (28,437)    (28,437)
                                 --------     --------    --------    --------
BALANCES AT DECEMBER 31,
 1999........................     649,773      214,528     (10,998)    853,303
Net Income...................       --          11,931       --         11,931
Preferred Stock Dividends....       --         (10,539)      --        (10,539)
Change in Net Unrealized
 Investment Gains (Losses)...       --           --          2,440       2,440
                                 --------     --------    --------    --------
BALANCES AT DECEMBER 31,
 2000........................    $649,773     $215,920    $ (8,558)   $857,135
                                 ========     ========    ========    ========


          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

             FOR THE YEARS ENDED DECEMBER 31, 2000, 1999, AND 1998
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                2000        1999       1998
                                             -----------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES......  $  (655,313) $(159,314) $(311,296)
                                             -----------  ---------  ---------
Cash Flows from Investing Activities:
  Sales, Maturities and Repayments of:
   Available for Sale Fixed Maturities.....      586,894    114,478    164,566
   Equity Securities.......................       34,945      2,491     39,333
   Other, Net..............................      251,615         (1)       721
   Sales of Subsidiary.....................      (54,116)         0          0
  Purchases of:
   Available for Sale Fixed Maturities.....      (86,932)  (157,761)  (184,810)
   Equity Securities.......................       (8,521)    (9,590)   (80,066)
   Real Estate.............................          (86)    (3,251)    (3,644)
   Fixed Asset Property and Equipment......            0          0     (1,459)
   Other Assets............................     (321,386)      (302)       (89)
  Net Change in Short-Term Investments.....       53,065    (10,334)   (24,341)
  Net Change in Policy Loans...............      (51,821)   (46,195)   (31,017)
  Other, Net...............................         (259)    23,443      1,631
                                             -----------  ---------  ---------
NET CASH PROVIDED BY (USED IN) INVESTING
 ACTIVITIES................................      403,398    (87,022)  (119,175)
                                             -----------  ---------  ---------
Cash Flows from Financing Activities:
  Capital Contributions....................            0          0    200,000
  Preferred Stock..........................      (10,539)    (9,055)         0
  Repayment of Debt........................      (77,258)   (13,232)    (8,670)
  Policyholder Account Balances:
   Deposits................................    1,871,760    517,551    358,090
   Withdrawals.............................   (1,571,835)  (242,388)  (149,499)
  Financial Reinsurance Receivables........            0     34,233          0
                                             -----------  ---------  ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES..      212,128    287,109    399,921
                                             -----------  ---------  ---------
Change in Cash and Cash Equivalents........      (39,787)    40,773    (30,550)
Cash and Cash Equivalents, Beginning of
 Year......................................       84,371     43,598     74,148
                                             -----------  ---------  ---------
CASH AND CASH EQUIVALENTS, END OF YEAR.....  $    44,584  $  84,371  $  43,598
                                             ===========  =========  =========
Supplemental Cash Flow Information:
  Interest Paid............................  $     7,187  $      87  $   3,830
                                             ===========  =========  =========
  Income Taxes Paid........................  $    22,317  $  30,045  $  14,118
                                             ===========  =========  =========

          See accompanying notes to consolidated financial statements.

                       NEW ENGLAND LIFE INSURANCE COMPANY

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

                                                2000       1999       1998
                                              ---------  ---------  ---------
NET INCOME................................... $  11,931  $  45,724  $  11,437
Adjustments to Reconcile Net Income to Net
 Cash Provided by (Used in) Operating
 Activities:
  Change in Deferred Policy Acquisition
   Costs, Net................................  (101,313)  (186,467)  (145,787)
  Change in Accrued Investment Income........     9,824     (8,138)    (3,090)
  Change in Premiums and Other Receivables...    (1,535)    25,367    (82,081)
  Gains from Sales of Investments, Net.......   (28,338)    (2,922)    (5,610)
  Depreciation and Amortization Expenses.....    12,905     13,700     13,137
  Interest Credited to Policyholder Account
   Balances..................................    19,534     10,721      7,735
  Universal Life and Investment-Type Product
   Policy Fee Income.........................  (231,895)  (220,841)  (173,766)
  Change in Future Policy Benefits...........  (424,629)    53,181     61,317
  Change in Other Policyholder Funds.........     4,005     59,084     73,814
  Change in Policyholder Dividends Payable...       553        368        188
  Change in Income Taxes Payable.............   (11,490)   (26,871)     2,358
  Other, Net.................................    85,135     77,780    (70,948)
                                              ---------  ---------  ---------
NET CASH USED IN OPERATING ACTIVITIES........ $(655,313) $(159,314) $(311,296)
                                              =========  =========  =========


          See accompanying notes to consolidated financial statements.

                      NEW ENGLAND LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
          (DOLLAR AMOUNTS ARE IN THOUSANDS UNLESS OTHERWISE STATED.)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 BUSINESS

  New England Life Insurance Company and its subsidiaries (the Company or NELICO) is a wholly owned stock life insurance subsidiary of Metropolitan Life Insurance Company (MetLife). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, medical, and disability coverage.

  Prior to the merger of New England Mutual Life Insurance Company (NEMLICO) with MetLife on August 30, 1996, New England Life Insurance Company (NELICO), formerly known as New England Variable Life Insurance Company (NEVLICO) was a subsidiary of NEMLICO. As a result of the merger, NEMLICO ceased to exist as a separate mutual life insurance company, and NELICO became a subsidiary of MetLife. NELICO has continued after the merger to conduct its existing business as well as administer the business activities of the former parent NEMLICO. (Note 13)

  Certain companies that were subsidiaries of NEMLICO became subsidiaries of NELICO as of the merger. The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: New England Pension and Annuity Company and Newbury Insurance Company, Limited, for insurance operations and New England Securities Corporation and New England Investment Management, Inc. for other operations. On February 28, 1998, NELICO created and became the sole owner of New England Life Holdings, Inc. which was established as a holding company for the non-insurance operations of the Company, principally, New England Securities and New England Investment Management. On April 30, 1999, the Company acquired all of the outstanding stock of NL Holding Corporation and its wholly owned subsidiaries, Nathan and Lewis Securities, Inc., and Nathan and Lewis Associates, Inc. Subsequent to the acquisition, NL Holding Corporation was transferred to New England Life Holdings, Inc. On November 5, 1999, New England Financial Distributors, a Limited Liability Corporation, was formed in which Nelico owns a 95% interest. On October 31, 2000, Exeter Reassurance Co., Ltd, a Bermuda Corporation was sold to Metlife, Inc. the parent company of Nelico. The principal business activities of the subsidiaries are disclosed below.

  New England Pension and Annuity Company (NEPA) was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

  Newbury Insurance Company, Limited (Newbury) was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. Effective September 1, 2000, Newbury began providing errors and omissions coverage to certain of the life insurance agents of MetLife through a facultative reinsurance agreement with Fireman's Fund Insurance Company.

  New England Securities Corporation (NES), a National Association of Securities Dealers (NASD) registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission (SEC) and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  New England Investment Management, LLC (NEIM), which changed its name from TNE Advisers, Inc. in March 2000, was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. NEIM was organized to serve as an investment adviser to certain series of the New England Zenith Fund.

  NL Holding Corporation and subsidiaries (NL Holding) engages in securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary of NL Holding, is a National Association of Securities Dealers (NASD) registered broker/dealer. N&L Associates, a wholly owned subsidiary of NL Holding, is a general insurance agent which sells insurance policies and other insurance related products through its licensed brokers and independent agents.

  New England Financial Distributors, LLC (NEFD), was incorporated in Delaware on November 5, 1999. NEFD is licensed as an insurance agency to facilitate the distribution of insurance and other financial products, including securities.

 BASIS OF PRESENTATION

  The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Commonwealth of Massachusetts Division of Insurance (the "Division") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the Massachusetts Insurance Law. No consideration is given by the Division to financial statements prepared in accordance with accounting principles generally accepted in the United States of America in making such determination.

  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment allowances and the liability for future policyholder benefits. Actual results could differ from those estimates.

 PRINCIPLES OF CONSOLIDATION

  The accompanying consolidated financial statements include the accounts of New England Life Insurance and its subsidiaries, partnerships and joint ventures in which NELICO has a controlling interest. All material intercompany accounts and transactions have been eliminated.

  The Company accounts for its investments in real estate joint ventures and other limited partnership interests in which it does not have a controlling interest, but more than a minimal interest, under the equity method of accounting.

  Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2000 presentation.

 INVESTMENTS

  The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of accumulated other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary.

                      NEW ENGLAND LIFE INSURANCE COMPANY

These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

  Policy loans are stated at unpaid principal balances, which approximates fair value.

  Short-term investments are stated at amortized cost, which approximates fair value.

  Other invested assets are reported at their estimated fair value.

 CASH AND CASH EQUIVALENTS

  Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

 PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, which generally range from 4 to 15 years or the term of the lease, if shorter. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

  Accumulated depreciation on property and equipment and amortization of leasehold improvements was $54,427 and $45,320 at December 31, 2000 and 1999, respectively. Related depreciation and amortization expense was $10,555, $11,350 and $11,570 for the years ended December 31, 2000, 1999 and 1998, respectively.

 DEFERRED POLICY ACQUISITION COSTS

  The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross profits can vary from management's estimates resulting in increases and decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  Deferred policy acquisition costs for non-medical health policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  Information regarding deferred policy acquisition costs is as follows:

                                                   YEARS ENDED DECEMBER 31
                                                 ------------------------------
                                                    2000       1999      1998
                                                 ----------  --------  --------
   Balance at January 1........................  $  930,703  $710,961  $565,769
   Capitalized during the year.................     223,651   216,913   182,943
                                                 ----------  --------  --------
      Total....................................   1,154,354   927,874   748,712
   Amortization allocated to:
     Net realized investment gains.............         395      (616)   (5,282)
     Unrealized investment gains (losses)......     (23,770)   33,276      (595)
     Other Expenses............................    (110,149)  (29,831)  (31,874)
                                                 ----------  --------  --------
      Total amortization.......................    (133,524)    2,829   (37,751)
   Balance at December 31......................  $1,020,830  $930,703  $710,961
                                                 ==========  ========  ========

  Amortization of deferred policy acquisition costs is allocated to (1) realized investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been realized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

  Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

 ACQUISITIONS

  The Company acquired certain assets and assumed certain liabilities of NL Holding Corporation effective April 30, 1998. The acquisition was accounted for under the purchase method of accounting and is included in the financial statements as of the effective date of the transition. The cost of the acquisition was $35,082, which represents an initial cash settlement and payment of direct acquisition costs of $27,873, as well as, accrued contingent payment arrangements of $7,209 anticipated to be paid to the sellers over a three year period ending December 31, 2000. Goodwill of $23,498 was recorded, to be amortized on a straight-line basis over a ten year period.

  The 1998 and 1997 pro forma, unaudited financial data shown as follows presents the effect of the acquisition as if it had occurred at the beginning of the respective reporting periods. The pro forma financial data does not necessarily reflect the results of operations that would have been obtained had the acquisition occurred on the assumed date, nor is the financial data necessarily indicative of the results of the combined entities that may be achieved for any future period.

 PRO FORMA IMPACT OF ACQUISITION

                                                                  YEARS ENDED
                                                                 DECEMBER 31,
                                                               -----------------
                                                                 1998     1997
                                                               -------- --------
   Revenue.................................................... $557,229 $381,691
                                                               ======== ========
   Net Income................................................. $ 10,311 $ 25,049
                                                               ======== ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

 OTHER INTANGIBLE ASSETS

  The excess of cost over the fair value of net assets acquired, which represents goodwill, and the value of business acquired are included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

  EXCESS OF PURCHASE PRICE OVER FAIR VALUE OF NET ASSETS ACQUIRED

                                                      YEARS ENDED DECEMBER 31,
                                                     -------------------------
                                                      2000     1999     1998
                                                     -------  -------  -------
   Net Balance, January 1........................... $19,581  $21,931  $     0
     Acquisitions...................................       0        0   23,498
     Amortization...................................  (2,350)  (2,350)  (1,567)
                                                     -------  -------  -------
   Net Balance, December 31......................... $17,231  $19,581  $21,931
                                                     =======  =======  =======
   December 31
     Accumulated Amortization....................... $(6,267) $(3,917) $(1,567)
                                                     =======  =======  =======

 FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

  Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 4% to 4.5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

  Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 4% to 7%.

  Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rates used in establishing such liabilities range from 4% to 6.5%. Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 3.8% to 7.5%, less expense and mortality charges and withdrawals.

  The liability for unpaid claims represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are included in operations in the year such refinements are made.

 RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated life of the policies.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  Premiums related to non-medical health contracts are recognized as income when due.

  Premiums related to variable life and universal life contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality recognized ratably over the policy period, policy administration charges recognized as services are provided and surrender charges recognized as earned. Amounts that are charged to operations include interest credited to policyholders and benefit claims incurred in excess of related policyholder account balances.

  Premiums related to investment-type contracts are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for contract administration charges recognized ratably over the policy period. Amounts that are charged to operations include interest credited to policyholders.

 DIVIDENDS TO POLICYHOLDERS

  Dividends to policyholders are determined annually by the board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

 PARTICIPATING BUSINESS

  Participating business represented approximately 3.29% and 3.49% of the Company's life insurance in force, and 8.68% and 8.30% of the number of life insurance policies in force at December 31, 2000 and 1999, respectively. Participating policies represented approximately 54.96%, 56.77% and 95.78% of gross life insurance premiums, for the years ended December 31, 2000, 1999 and 1998, respectively.

 INCOME TAXES

  NELICO and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the Internal Revenue Code. Non-Includable subsidiaries file either separate or separate consolidated tax returns. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

 REINSURANCE

  The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

 SEPARATE ACCOUNTS

  Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims only to the extent the value of such assets exceeds the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on the investments of the Separate Account accrue directly to contract holders and, accordingly, are not reflected in the Company's financial

                      NEW ENGLAND LIFE INSURANCE COMPANY
statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues. See Note 14.

 APPLICATION OF ACCOUNTING PRONOUNCEMENTS

  Effective January 1, 1999, the Company adopted Statement of Position ("SOP") 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"). SOP 98-5 broadly defines start-up activities. SOP 98-5 requires costs of start-up activities and organization costs to be expensed as incurred. Adoption of SOP 98-5 did not have a material effect on the Company's consolidated financial statements.

  Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The adoption of SOP 98-1 resulted in the capitalization of $6 million of software costs, which would have otherwise been expensed in 1999.

  Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's consolidated financial statements.

  Statement of Financial Accounting Standards ("SFAS No. 133"), Accounting for Derivative Instruments and Hedging Activities, is effective for all fiscal years beginning after June 15, 2000. SFAS 133, as amended, establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. Under SFAS 133, certain contracts that were not formerly considered derivatives may now meet the definition of a derivative. The Company will adopt SFAS effective January 1, 2001. Management does not expect the adoption of SFAS 133 to have a significant impact on the financial position, results of operations, or cash flows of the Company.

  In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that 1) transfer only significant timing risk, 2) transfer only significant underwriting risk, 3) transfer neither significant timing or underwriting risk and 4) have an indeterminate risk. The Company was required to adopt SOP 98-7 as of January 1, 2000. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

  In July 2000, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF No. 99-20"). This pronouncement requires investors in certain asset backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than temporary decline in value. This consensus is effective for financial statements with fiscal quarters beginning after December 15, 2000. While the Company currently is in the process of quantifying the impact of EITF No. 99-20, the provisions of the consensus are not expected to have a material impact on the Company's consolidated financial statements.

  In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures

                      NEW ENGLAND LIFE INSURANCE COMPANY
about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after December 15, 2000. The Company is in the process of quantifying the impact, if any, of the provisions of SFAS 140 effective for future periods.

  Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the Securities and Exchange Commission's views in applying generally accepted accounting principles to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

2. NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

  The components of net investment income are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                     -------------------------
                                                      2000     1999     1998
                                                     -------  -------  -------
   Fixed maturities................................. $48,559  $54,490  $53,467
   Equity securities................................   2,122   13,896   (9,118)
   Real estate......................................      85      831    4,149
   Policy Loans.....................................  11,939    9,157    6,855
   Cash, cash equivalents and short-term
    Investments.....................................     412    3,494      861
   Other investment income..........................   4,993   (7,529)      76
                                                     -------  -------  -------
   Gross investment income..........................  68,110   74,339   56,290
   Investment expenses..............................  (4,850)  (5,841)  (7,213)
                                                     -------  -------  -------
   Net investment income............................ $63,260  $68,498  $49,077
                                                     =======  =======  =======

  Realized investment gains (losses), net, including changes in valuation allowances, are summarized as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                        2000     1999   1998
                                                      --------  ------ -------
   Fixed maturities.................................. $   (373) $  850 $10,899
   Equity securities.................................  (27,564)   --     --
   Other invested assets.............................     (796)  2,688      (7)
                                                      --------  ------ -------
     Subtotal........................................  (28,733)  3,538  10,892
   Less: Amounts allocable to amortization of
    deferred policy acquisition costs................     (395)    616   5,282
                                                      --------  ------ -------
   Investment gains (losses), net.................... $(28,338) $2,922 $ 5,610
                                                      ========  ====== =======

  Realized investment gains (losses) have been reduced by (1) deferred policy acquisition amortization to the extent that such amortization results from realized investment gains and losses, (2) additions to future policy benefits resulting from the need to establish additional liabilities due to the recognition of investment gains, and (3) additions to participating contractholder accounts when amounts equal to such investment gains and losses are credited to the contractholders' accounts. This presentation may not be comparable to presentations made by other insurers.

                       NEW ENGLAND LIFE INSURANCE COMPANY

  The changes in unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2000      1999     1998
                                                   --------  --------  -------
   Balance at January 1..........................  $(10,998) $ 17,439  $17,347
     Change in unrealized investment gains
      (losses)...................................     5,812   (73,813)     391
     Change in unrealized investment gains
      (losses)...................................
      Attributable to:
      Deferred policy acquisition costs..........   (10,575)   33,276     (595)
      Deferred income tax (expense) benefit......     7,203    12,100      296
                                                   --------  --------  -------
   Balance at December 31........................  $ (8,558) $(10,998) $17,439
                                                   ========  ========  =======

  The components of unrealized investment gains (losses), net, included in accumulated other comprehensive income, are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                      2000      1999     1998
                                                     -------  --------  -------
   Balance, end of year, comprised of:
     Unrealized investment gains (losses) on:
      Fixed maturities.............................  $(5,060) $(35,205) $40,928
      Equity securities............................   (1,330)    3,511    1,191
      Other........................................      (19)    --       --
                                                     -------  --------  -------
                                                      (6,409)  (31,694)  42,119
   Amounts of unrealized investment gains (losses)
     Attributable to:
      Deferred policy acquisition costs............   (6,292)   17,478  (15,798)
      Deferred income tax (expense) benefit........    4,143     3,218   (8,882)
                                                     -------  --------  -------
   Balance, end of year............................  $(8,558) $(10,998) $17,439
                                                     =======  ========  =======

3. INVESTMENTS

 FIXED MATURITIES AND EQUITY SECURITIES

  The amortized cost, gross unrealized gain (loss) and estimated fair value of fixed maturities and equity securities, by category, are shown below.

 AVAILABLE FOR SALE SECURITIES

                                                             GROSS
                                                          UNREALIZED   ESTIMATED
                                               AMORTIZED -------------   FAIR
                                                 COST     GAIN   LOSS    VALUE
                                               --------- ------ ------ ---------
   DECEMBER 31, 2000
   Fixed Maturities:
     U.S. Treasury Securities and obligations
      of U.S. Government corporations and
      agencies...............................  $ 28,290  $   90 $  327 $ 28,053
     Foreign governments.....................    25,799     204    617   25,386
     Corporate...............................   170,856   2,428  6,214  167,070
     Mortgage-backed securities..............    25,481     458  1,082   24,857
                                               --------  ------ ------ --------
   Total Fixed Maturities....................  $250,426  $3,180 $8,240 $245,366
                                               ========  ====== ====== ========
   Equity Securities:
     Common Stocks...........................    25,528   2,120  3,450   24,198
                                               --------  ------ ------ --------
   Total Equity Securities...................  $ 25,528  $2,120 $3,450 $ 24,198
                                               ========  ====== ====== ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

  AVAILABLE FOR SALE SECURITIES

                                                          GROSS
                                                        UNREALIZED
                                            AMORTIZED -------------- ESTIMATED
                                              COST     GAIN   LOSS   FAIR VALUE
                                            --------- ------ ------- ----------
   DECEMBER 31, 1999
   Fixed Maturities:
     U.S. Treasury Securities and
      obligations of U.S. Government
      corporations and agencies............ $ 33,909  $   20 $   439  $ 33,490
     Foreign governments...................   20,748     201     581    20,368
     Corporate.............................  670,602   5,074  40,237   635,439
     Mortgage-backed securities............   44,470     934     203    45,201
     Other.................................    1,199    --     --        1,199
                                            --------  ------ -------  --------
   Total Fixed Maturities.................. $770,928  $6,229 $41,460  $735,697
                                            ========  ====== =======  ========
   Equity Securities:
     Common Stocks.........................   19,174   4,191     680    22,685
                                            --------  ------ -------  --------
   Total Equity Securities................. $ 19,174  $4,191 $   680  $ 22,685
                                            ========  ====== =======  ========

  The amortized cost and estimated fair value of fixed maturities classified as available for sale, by contractual maturity, at December 31, 2000 are shown below.

                                                            AMORTIZED ESTIMATED
                                                              COST    FAIR VALUE
                                                            --------- ----------
   Due in one year or less................................  $ 19,555   $ 19,454
   Due after one year through five years..................    93,551     91,606
   Due after five years through ten years.................    88,953     87,075
   Due after ten years....................................    22,886     22,374
                                                            --------   --------
      Subtotal............................................  $224,945   $220,509
   Mortgage-backed securities.............................    25,481     24,857
                                                            --------   --------
   Total..................................................  $250,426   $245,366
                                                            ========   ========

  Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

  Sales of fixed maturities and equity securities are as follows:

                                                         2000    1999     1998
                                                       -------- ------- --------
   Fixed Maturities
     Proceeds......................................... $117,466 $64,925 $120,416
     Gross realized gains............................. $    476 $ 1,897 $ 10,901
     Gross realized losses............................ $    849 $ 1,047 $      2
   Equity Securities
     Proceeds......................................... $  1,762 $ 2,491 $ 39,333
     Gross realized gains............................. $    190 $   --  $    --
     Gross realized losses............................ $    183 $   --  $    --

  Excluding investments in U.S. governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

 STATUTORY DEPOSITS

  The Company had assets on deposit with regulatory agencies of $6,245 and $6,245 at December 31, 2000 and 1999, respectively.

                      NEW ENGLAND LIFE INSURANCE COMPANY

4. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

  The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

  Effective July 1, 1999, the Company reinsured the general account liability for certain group pension variable contracts assumed from Sun Life Assurance Company of Canada (U.S.). The initial liability assumed included in Policyholder Account Balances was $44,431 at December 31, 1999, and was $25,902 at December 31, 2000.

  The effect of reinsurance on premiums earned is as follows:

                                                    2000       1999      1998
                                                  ---------  --------  --------
   Direct premiums............................... $ 220,856  $163,159  $110,768
   Reinsurance assumed...........................    11,670    57,479    58,329
   Reinsurance ceded.............................  (107,307)  (97,000)  (68,408)
                                                  ---------  --------  --------
   Net premiums earned........................... $ 125,219  $123,638  $100,689
                                                  =========  ========  ========

  Reinsurance recoverables, included in other receivables, were $80,195 and $83,091 at December 31, 2000 and 1999, respectively.

  Reinsurance and ceded commissions payables, included in other liabilities, were $0 and $23,400 at December 31, 2000 and 1999, respectively.

  The following provides an analysis of the activity in the liability for benefits relating to group accident and nonmedical health policies and contracts:

                                                        YEARS ENDED DECEMBER 31,
                                                        -----------------------
                                                          2000    1999    1998
                                                         ------  ------  ------
   Balance at January 1................................. $3,932  $1,953  $  809
     Less: Reinsurance recoverables.....................  3,147   1,565     647
                                                         ------  ------  ------
   Net balance at January 1.............................    785     388     162
                                                         ------  ------  ------
   Incurred related to:
     Current year.......................................    541     472     303
     Prior years........................................   (367)    (33)    (57)
                                                         ------  ------  ------
                                                            174     439     246
                                                         ------  ------  ------
   Paid related to:
     Current year.......................................     28      23       2
     Prior years........................................     73      19      18
                                                         ------  ------  ------
                                                            101      42      20
                                                         ------  ------  ------
   Balance at December 31...............................    857     785     388
     Add: Reinsurance recoverables......................  3,444   3,147   1,565
                                                         ------  ------  ------
   Balance at December 31............................... $4,301  $3,932  $1,953
                                                         ======  ======  ======

                      NEW ENGLAND LIFE INSURANCE COMPANY

5. INCOME TAXES

  The provision for income tax expense (benefit) in the consolidated statements of income is shown below:

                                                       CURRENT DEFERRED   TOTAL
                                                       ------- --------  -------
   2000
   Federal............................................ $36,449 $(12,302) $24,147
   State and Local....................................   --         985      985
                                                       ------- --------  -------
   Total.............................................. $36,449 $(11,317) $25,132
                                                       ======= ========  =======
   1999
   Federal............................................ $20,910 $  8,134  $29,044
   State and Local....................................   --         300      300
                                                       ------- --------  -------
   Total.............................................. $20,910 $  8,434  $29,344
                                                       ======= ========  =======
   1998
   Federal............................................ $13,734 $   (788) $12,946
   State and Local....................................   --         100      100
                                                       ------- --------  -------
   Total.............................................. $13,734 $   (688) $13,046
                                                       ======= ========  =======

  Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2000     1999    1998
                                                      -------  ------- -------
   Income before taxes............................... $37,063  $75,068 $24,483
   Income tax rate...................................     35%      35%     35%
                                                      -------  ------- -------
   Expected income tax expense at federal statutory
    income tax rate..................................  12,972   26,274   8,569
   Tax effect of:
     Tax exempt investment income....................     (16)   --       (100)
     State and local income taxes....................     985      300     100
     Tax credits.....................................   --       --       (100)
     Sale of Subsidiaries............................   9,595    --      --
     Prior year taxes................................       8      684   --
     Other, net......................................   1,588    2,086   4,577
                                                      -------  ------- -------
   Income Tax Expense................................ $25,132  $29,344 $13,046
                                                      =======  ======= =======

  Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                               2000      1999
                                                             --------  --------
   Deferred tax assets:
     Policyholder liabilities...............................  282,720   233,504
     Tax Loss Carry-forwards................................    9,595
     Unrealized investment losses, net......................    4,143     3,218
     Other, net.............................................   11,265    15,035
                                                             --------  --------
   Total gross assets.......................................  307,723   251,757
                                                             --------  --------
   Less: Valuation Allowance................................    9,595     --
                                                             --------  --------
   Assets, Net of Valuation Allowance.......................  298,128   251,757
                                                             --------  --------
   Deferred tax liabilities:
     Investments............................................   (2,489)     (216)
     Deferred policy acquisition costs...................... (298,465) (267,249)
     Other, net.............................................  (17,172)  (22,961)
                                                             --------  --------
   Total gross liabilities.................................. (318,126) (290,426)
                                                             --------  --------
   Net deferred tax liability...............................  (19,998)  (38,669)
                                                             ========  ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

6. EMPLOYEE BENEFIT PLANS

  Effective January 1, 2001, the Company's employees became employees of Metropolitan Life Insurance Company and in connection with this transition the New England Life Insurance Company Retirement Plan and Trust ("NEF Retirement Plan") merged into the Metropolitan Life Retirement Plan for United States Employees ("Retirement Plan") and the New England 401K Plan and Trust ("NEF 401k Plan") merged into the Savings and Investment Plan for Employees of Metropolitan Life and Participating Affiliates ("SIP"). Retirement benefits are based primarily on years of service and the employee's average salary. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes using a different actuarial cost method and different assumptions from those used for financial reporting purposes.

                                                    DECEMBER 31,
                                         --------------------------------------
                                         PENSION BENEFITS     OTHER BENEFITS
                                         ------------------  ------------------
                                           2000      1999      2000      1999
                                         --------  --------  --------  --------
CHANGE IN PROJECTED BENEFIT OBLIGATION
Projected benefit obligation at
 beginning of year.....................  $254,789  $252,487  $ 46,622  $ 48,987
Service cost...........................     6,969     8,172       774       973
Interest cost..........................    19,946    18,488     3,249     3,351
Actuarial gain.........................    12,541   (15,914)   (1,911)   (3,214)
Divestitures...........................     --        --        --        --
Curtailments...........................     --        --        --        --
Terminations...........................     --        --        --        --
Change in benefits.....................     --        --        --        --
Benefits paid..........................    (8,445)   (8,444)   (3,382)   (3,475)
                                         --------  --------  --------  --------
Projected benefit obligation at end of
 year..................................  $285,800  $254,789  $ 45,352  $ 46,622
                                         --------  --------  --------  --------
CHANGE IN PLAN ASSETS
Contract value of plan assets at
 beginning of year.....................  $210,223  $184,803  $     --  $     --
Actual return on plan assets...........     6,676    25,300     --        --
Employer contribution..................     4,908     7,620     --        --
Benefits paid..........................    (8,445)   (7,500)    --        --
                                         --------  --------  --------  --------
Contract value of plan assets at end of
 year..................................  $213,362  $210,223  $     --  $     --
                                         --------  --------  --------  --------
Under funded...........................  $(72,438) $(44,566) $(45,352) $(46,622)
Unrecognized net asset at transition...     --         (503)    --        --
Unrecognized net actuarial gains
 (losses)..............................    31,474     7,681   (20,769)  (20,068)
Unrecognized prior service cost........    15,029    15,942        (7)       (8)
                                         --------  --------  --------  --------
Accrued benefit cost...................  $(25,935) $(21,446) $(66,128) $(66,698)
                                         ========  ========  ========  ========
Qualified plan prepaid (accrued)
 pension cost..........................  $ (3,219) $ (2,675) $     --  $     --
Non-qualified plan prepaid (accrued)
 pension cost..........................   (22,716)  (18,771)    --        --
                                         --------  --------  --------  --------
Accrued benefit cost...................  $(25,935) $(21,446) $     --  $     --
                                         ========  ========  ========  ========

  The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                NON-QUALIFIED
                           QUALIFIED PLAN           PLAN                TOTAL
                          ------------------  ------------------  ------------------
                            2000      1999      2000      1999      2000      1999
                          --------  --------  --------  --------  --------  --------
Aggregate projected
 benefit obligation.....  $245,000  $224,653  $ 40,800  $ 30,136  $285,800  $254,789
Aggregate contract value
 of plan assets
 (principally Company
 contracts).............   213,362   210,223     --        --      213,362   210,223
                          --------  --------  --------  --------  --------  --------
Over/(Under) funded.....  $(31,638) $(14,430) $(40,800) $(30,136) $(72,438) $(44,566)
                          ========  ========  ========  ========  ========  ========

                      NEW ENGLAND LIFE INSURANCE COMPANY

  The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                                       OTHER
                                                  PENSION BENEFITS   BENEFITS
                                                  ----------------- -----------
                                                    2000     1999   2000  1999
                                                  -------- -------- ----- -----
    WEIGHTED AVERAGE ASSUMPTIONS AS OF DECEMBER
     31,
    Discount rate..............................      7.75%    7.00% 7.50% 7.75%
    Expected return on plan assets.............      9.00%    8.50%  --    --
    Rate of compensation increase..............      5.50%    5.50%  --    --

  The assumed health care cost trend rate used in measuring the accumulated nonpension postretirement benefit obligation was generally 6.6% in 2000, gradually decreasing to 5.00% over five years and generally 7.00% in 1999, gradually decreasing to 5.00% over five years.

  Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                 ONE % INCREASE ONE % DECREASE
                                                 -------------- --------------
   Effect on total of service and interest cost
    components..................................     67,383         (85,414)
   Effect on accumulated postretirement benefit
    obligation..................................    806,000        (993,000)

  The components of periodic benefit costs were as follows:

                                 PENSION BENEFITS            OTHER BENEFITS
                            ----------------------------  -----------------------
                              2000      1999      1998     2000     1999    1998
                            --------  --------  --------  -------  ------  ------
   Service cost............ $  6,969  $  8,172  $  6,927  $   774  $  973  $  942
   Interest cost...........   19,946    18,488    15,878    3,249   3,351   3,267
   Expected return on plan
    assets.................  (18,593)  (15,698)  (12,866)   --       --      --
   Net amortization and
    deferrals..............    1,074     1,322       669   (1,211)   (934)    167
                            --------  --------  --------  -------  ------  ------
   Net periodic benefit
    cost................... $  9,396  $ 12,284  $ 10,608  $ 2,812  $3,390  $4,376
                            ========  ========  ========  =======  ======  ======

 SAVINGS AND INVESTMENT PLANS

  The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $2,130, $2,187 and $2,252 for the years ended December 31, 2000, 1999 and 1998, respectively.

7. LEASES

  In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenue. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sub-rental income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                  RENTAL SUB-RENTAL GROSS RENTAL
                                                  INCOME   INCOME     EXPENSE
                                                  ------ ---------- ------------
     2001........................................  $ 72     $--        $  373
     2002........................................    75      --           373
     2003........................................    64      --           373
     2004........................................   --       --          --
     2005........................................   --       --          --
     Thereafter..................................   --       --          --
                                                   ----     ---        ------
     Total.......................................  $211     $--        $1,119
                                                   ====     ===        ======

                      NEW ENGLAND LIFE INSURANCE COMPANY

  MetLife, Inc. will be assuming payments for sub-rental income and gross rental expense for office space, data processing and other equipment beginning in 2001 on the home office property owned by MetLife, Inc. The gross rental expense paid by the Company in 2000 was $12,223.

8. DEBT

  In 1995, the Company borrowed $25,000 from a bank, bearing interest, payable monthly, at a variable rate equal to the greater of the bank's base rate or money market rates plus 0.6% per annum. The loan was collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment was structured in a manner to result in repayment over a term of five years or less. The Company repaid the entire outstanding balance of the loan in January 1999. Repayments of principal and interest of $13,310 and $8,612 were made during 1999 and 1998, respectively. The interest rate applied was 6.4% and 6.4% at January 31, 1999 and December 31, 1998 respectively.

9. COMMITMENTS AND CONTINGENCIES

  Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of approximately, $218 and $197 and $204 in 2000, 1999, and 1998, respectively, of which $206 and $197 and $203 were to be credited against premium taxes.

  Various litigation, claims and assessments against the Company, in addition to those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  In some of the matters referred to above, large and/or indeterminate amounts, including punitive damages and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular annual periods.

                      NEW ENGLAND LIFE INSURANCE COMPANY

10. OTHER EXPENSES

  Other operating costs and expenses consisted of the following:

                               YEARS ENDED DECEMBER 31,
                             -------------------------------
                               2000       1999       1998
                             ---------  ---------  ---------
   Compensation............  $  92,430  $  96,887  $  86,822
   Commissions.............    245,942    205,463    166,218
   Interest and debt
    expense................      5,527      5,493      9,374
   Amortization of policy
    acquisition costs......    110,149     29,831     31,874
   Capitalization of policy
    acquisition costs......   (223,651)  (216,913)  (182,943)
   Rent expense, net of
    sub-lease income.......     48,280      5,550      4,252
   Insurance taxes,
    licenses, and fees.....     27,236     21,253     21,802
   Other...................    229,961    234,317    179,260
                             ---------  ---------  ---------
   Total...................  $ 535,874  $ 381,881  $ 316,659
                             =========  =========  =========

11. FAIR VALUE INFORMATION

  The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

  Amounts related to the Company's financial instruments are as follows:

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 2000:
   Assets
     Fixed maturities....................................... $245,366  $245,366
     Equity securities......................................   24,198    24,198
     Policy loans...........................................  233,816   233,816
     Short-term investments.................................    9,554     9,554
     Cash and cash equivalents..............................   44,584    44,584
   Liabilities
     Policyholder account balances..........................  101,252    99,158

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
   DECEMBER 31, 1999:
   Assets
     Fixed maturities....................................... $735,697  $735,697
     Equity securities......................................   22,685    22,685
     Policy loans...........................................  181,995   181,995
     Short-term investments.................................   62,619    62,619
     Cash and cash equivalents..............................   84,371    84,371
   Liabilities
     Policyholder account balances..........................   84,037    82,765
     Other policyholder funds...............................      525       525
     Short and long-term debt...............................   75,053    75,053

  The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

                      NEW ENGLAND LIFE INSURANCE COMPANY

 FIXED MATURITIES AND EQUITY SECURITIES

  The fair value of fixed maturities and equity securities that are publicly traded are based upon quotations obtained from an independent market pricing service or published by applicable stock exchanges. For securities for which the market values were not readily available, fair values were estimated by management, based primarily on interest rates, maturity, credit quality and average life.

 POLICY LOANS

  Policy loans are stated at unpaid principal balances, which approximates fair value.

 CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

  The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

 POLICYHOLDER ACCOUNT BALANCES

  The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Other policyholder funds include liabilities without defined durations such as policy proceeds and dividends left with the Company. The estimated fair value of such liabilities, which generally are of short duration or have periodic adjustments of interest rates, approximates their carrying value.

 SHORT-TERM AND LONG-TERM DEBT

  Short-term and long-term debt are stated at unpaid principal balances, which approximates fair value.

12. STATUTORY FINANCIAL INFORMATION

  The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by the Massachusetts Department of Insurance with such amounts determined in conformity with accounting principles generally accepted in the United States of America were as follows:

                                                  YEARS ENDED DECEMBER 31,
                                               --------------------------------
                                                  2000       1999       1998
                                               ----------  ---------  ---------
   Statutory surplus.........................  $  353,101  $ 399,864  $ 456,525
   Adjustments to GAAP for:
     Future policy benefits and policyholders
      account balances.......................    (548,323)  (435,980)  (336,821)
     Deferred policy acquisition costs.......   1,020,830    930,703    710,961
     Deferred federal income taxes...........      19,998    (38,669)   (42,334)
     Valuation of investments................      (5,100)   (46,890)    53,514
     Statutory asset valuation reserves......      16,393     13,514     10,636
     Statutory interest maintenance reserve..         266        462        816
     Surplus notes...........................      --        (75,053)   (69,560)
     Receivables from reinsurance
      transactions...........................      --          5,049     26,004
     Other, net..............................      39,966    100,303     35,330
                                               ----------  ---------  ---------
   GAAP equity...............................  $  857,135  $ 853,303  $ 845,071
                                               ==========  =========  =========
   Statutory net income (loss)...............  $  (11,085) $ (40,928) $ (28,043)
   Adjustments to GAAP for:
     Future policy benefits and policyholder
      account balances.......................    (311,223)  (295,868)  (196,754)
     Deferred policy acquisition costs.......     177,366    186,497    135,788
     Deferred federal income taxes...........      11,317     (8,434)       688
     Valuation of investments................     (60,529)    13,681    (13,490)
     Statutory interest maintenance reserve..        (196)      (354)       245
     Other, net..............................     206,281    191,130    113,003
                                               ----------  ---------  ---------
   GAAP net income...........................  $   11,931  $  45,724  $  11,437
                                               ==========  =========  =========

                      NEW ENGLAND LIFE INSURANCE COMPANY

13. RELATED PARTY TRANSACTIONS

  MetLife and the Company have entered into an Administrative Services Agreement to provide all administrative, accounting, legal and similar services to MetLife for certain administered contracts, which are life insurance and annuity contracts issued by NEMLICO prior to the merger, and those policies and contracts defined in the Administrative Services Agreement as Transition Policies which were sold by the Company's field force post-merger.

  The Company charged MetLife $164,293, $160,792 and $193,641 including accruals for administrative services on NEMLICO administered contracts for 2000, 1999, and 1998, respectively. In addition, $60,697, $9,442 and $14,123 for 2000, 1999 and 1998, respectively, was paid or payable by MetLife to the Company for varied and miscellaneous other services. These services were charged based upon direct costs incurred. Service fees are recorded by NELICO as a reduction in operating expenses.

  On December 30, 1998 the Company sold to MetLife Credit Corporation shares of preferred stock for $200,000. The Company paid $10,539 and 9,055 of dividends on the preferred stock in 2000 and 1999, respectively.

  On April 30, 1998 the Company acquired all the outstanding stock of N.L. Holding Corporation and its subsidiaries, and concurrently contributed such stock to the Company's downstream holding company, New England Life Holding Inc. In conjunction with the acquisition, the Company entered into employment agreements with key individuals of N.L. Holding Corporation. The Company paid $0, $2,730 and $6,166 in 2000, 1999 and 1998, respectively under these agreements.

  Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 2000 were $11,604 and $568, respectively. Included in accrued income at December 31, 2000, were amounts receivable for sales-based commissions from NEF and SSR totaling $108 and $3, respectively. In 2000, NES earned asset-based income of $10,213 and $263 on average assets of approximately $3,500,000 and $110,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 1999 were amounts receivable for asset-based commissions from NEF and SSR totaling $321 and $9, respectively.

  Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1999 were $12,736 and $751, respectively. Included in accrued income at December 31, 1999, were amounts receivable for sales-based commissions from NEF and SSR totaling $312 and $4, respectively. In 1999, NES earned asset-based income of $11,184 and $183 on average assets of approximately $4,500,000 and $101,000 under management with NEF and SSR, respectively. Included in accrued income at December 31, 2000 were amounts receivable for asset-based commissions from NEF and SSR totaling $307 and $0, respectively.

  Commissions earned by NES from sales of New England Funds (NEF) and State Street Research (SSR) shares, subsidiaries of MetLife, for 1998 were $15,204 and $1,159, respectively. Included in accrued income at December 31, 1998, were amounts receivable for sales-based commissions from NEF and SSR totaling $385 and $14, respectively. In 1998, NES earned asset-based income of $9,193 and $139 on average assets of approximately $4,300,000 and $77,000 under management with NEF and SSR, respectively.

  Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

                      NEW ENGLAND LIFE INSURANCE COMPANY

  Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

14. SEPARATE ACCOUNTS

  Separate accounts reflect non-guaranteed separate accounts totaling $5,651,320 and $4,840,029 at December 31, 2000 and 1999, respectively, wherein the policyholder assumes the investment risk.

  Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees totaling $46,016, $36,934 and $30,714 in 2000, 1999 and 1998,
respectively.

15. CODIFICATION

  In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification"). Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, is effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Commonwealth of Massachusetts Division of Insurance (the "Division") requires adoption of Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The Company believes that the adoption of Codification by the NAIC and Codification as modified by the Division, as currently interpreted, will not adversely affect statutory capital and surplus as of January 1, 2001.

16. BUSINESS SEGMENT INFORMATION

  The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments: Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because they either provide different products and services, require different strategies, or have different technology requirements.

  Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, medical, and disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

  Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 2000, 1999 and 1998. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

  Allocation of net investment income and investment gains (losses), net were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

                       NEW ENGLAND LIFE INSURANCE COMPANY

                                                 DECEMBER 31, 2000
                          --------------------------------------------------------------------
                                                                        CORPORATE
                          INDIVIDUAL  INDIVIDUAL   GROUP      GROUP        AND
                             LIFE      ANNUITY    PENSION   LIFE, A&H  SUBSIDIARIES   TOTAL
                          ----------  ----------  --------  ---------  ------------ ----------
REVENUES
Premiums................  $   69,639  $    --     $     18  $ 35,696     $ 19,866   $  125,219
Universal Life and
 Investment-Type Product
 Policy Fees............     200,315      25,027     6,552     --           --         231,895
Net Investment Income...     (13,001)     (1,214)    1,636       (97)      75,935       63,260
Investment Gains
 (Losses), Net..........      35,203       1,789    (2,488)      143      (62,984)     (28,338)
Commissions, Fees and
 Other Revenues.........      27,348      10,303     7,369    45,843      277,262      368,126
                          ----------  ----------  --------  --------     --------   ----------
Total Revenues..........     319,504      35,906    13,087    81,585      310,079      760,162
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      82,818       5,212        30    31,366       30,418      149,845
Interest Credited to
 Policyholder Account
 Balances...............      13,034       2,405     3,054     --           1,040       19,534
Policyholder Dividends..       2,760      --         --          (33)      15,119       17,846
Other Operating Costs
 and Expenses...........     159,955      32,805     8,080    50,837      284,197      535,874
                          ----------  ----------  --------  --------     --------   ----------
Total Benefits and Other
 Deductions.............     258,567      40,423    11,165    82,170      330,775      723,099
Income from Operations
 Before Income Taxes....      60,938      (4,517)    1,923      (585)     (20,696)      37,063
Income Taxes............       8,938      (2,207)    1,615      (189)      16,975       25,132
                          ----------  ----------  --------  --------     --------   ----------
Net Income..............      52,000      (2,310)      308      (396)     (37,671)      11,931
                          ==========  ==========  ========  ========     ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......     914,797      82,663    10,984    12,385        --       1,020,830
Separate Account Assets.   2,879,330   1,703,628   726,411   341,951        --       5,651,320
LIABILITIES
Policyholder
 Liabilities............     676,503      69,673    38,248    57,556       11,132      853,112
Separate Account
 Liabilities............   2,879,330   1,703,628   726,411   341,951        --       5,651,320

                       NEW ENGLAND LIFE INSURANCE COMPANY

                                                 DECEMBER 31, 1999
                          --------------------------------------------------------------------
                                                                        CORPORATE
                          INDIVIDUAL  INDIVIDUAL   GROUP      GROUP        AND
                             LIFE      ANNUITY    PENSION   LIFE, A&H  SUBSIDIARIES   TOTAL
                          ----------  ----------  --------  ---------  ------------ ----------
REVENUES
Premiums................  $   63,358  $    --     $     15  $ 28,652     $ 31,613   $  123,638
Universal Life and
 Investment-Type Product
 Policy Fees............     199,701      16,771     4,369     --           --         220,841
Net Investment Income...     (31,181)       (108)      (13)      167       99,633       68,498
Investment Gains
 (Losses), Net..........         402           1     --           (1)       2,520        2,922
Commissions, Fees and
 Other Revenues.........      25,376       6,708     3,005    34,610      196,192      265,891
                          ----------  ----------  --------  --------     --------   ----------
Total Revenues..........     257,656      23,372     7,376    63,428      329,958      681,790
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...     124,727       4,624       113    23,814       40,015      193,293
Interest Credited to
 Policyholder Account
 Balances...............       8,811       1,623     1,220        30         (963)      10,721
Policyholder Dividends..       1,739      --         --          (32)      19,120       20,827
Other Operating Costs
 and Expenses...........     128,466      21,826     6,196    36,326      189,067      381,881
                          ----------  ----------  --------  --------     --------   ----------
Total Benefits and Other
 Deductions.............     263,743      28,073     7,529    60,138      247,239      606,722
Income from Operations
 Before Income Taxes....      (6,087)     (4,701)     (153)    3,290       82,719       75,068
Income Taxes............       1,357      (1,563)      (26)    1,244       28,332       29,344
                          ----------  ----------  --------  --------     --------   ----------
Net Income..............  $   (7,444) $   (3,138) $   (127) $  2,046     $ 54,387   $   45,724
                          ==========  ==========  ========  ========     ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......  $  771,879  $   63,123  $ 10,499  $  8,539     $ 76,663   $  930,703
Separate Account Assets.   2,704,767   1,398,993   517,920   218,349        --       4,840,029
LIABILITIES
Policyholder
 Liabilities............     535,662      43,674    45,407    43,936      517,949    1,186,628
Separate Account
 Liabilities............   2,704,767   1,398,993   517,920   218,349        --       4,840,029

                      NEW ENGLAND LIFE INSURANCE COMPANY

                                                 DECEMBER 31, 1998
                          ------------------------------------------------------------------
                                                            GROUP     CORPORATE
                          INDIVIDUAL  INDIVIDUAL  GROUP     LIFE,        AND
                             LIFE      ANNUITY   PENSION     A&H     SUBSIDIARIES   TOTAL
                          ----------  ---------- --------  --------  ------------ ----------
REVENUES
Premiums................  $   48,733   $     31  $    417  $ 21,394    $ 30,114   $  100,689
Universal Life and
 Investment-Type Product
 Policy Fees............     161,936      9,332     2,788      (290)      --         173,766
Net Investment Income...     (22,496)    (1,752)     (405)      651      73,079       49,077
Investment Gains
 (Losses), Net..........        (182)        (7)       (4)       17       5,786        5,610
Commissions, Fees and
 Other Revenues.........       9,408      6,042     1,118    20,430     155,413      192,411
                          ----------   --------  --------  --------    --------   ----------
Total Revenues..........     197,399     13,646     3,914    42,202     264,392      521,553
BENEFITS AND OTHER
 DEDUCTIONS
Policyholder Benefits...      84,709      3,943       874    13,561      46,600      149,687
Interest Credited to
 Policyholder Account
 Balances...............       6,337      1,264        83     --             51        7,735
Policyholder Dividends..       1,135          4     --            3      21,847       22,989
Other Operating Costs
 and Expenses...........     103,284     14,324     3,617    15,731     179,703      316,659
                          ----------   --------  --------  --------    --------   ----------
Total Benefits and Other
 Deductions.............     195,465     19,535     4,574    29,295     248,201      497,070
Income from Operations
 Before Income Taxes....       1,934     (5,889)     (660)   12,907      16,191       24,483
Income Taxes............       9,968       (402)     (423)    3,986         (83)      13,046
                          ----------   --------  --------  --------    --------   ----------
Net Income..............  $   (8,034)  $ (5,487) $   (237) $  8,921    $ 16,274   $   11,437
                          ==========   ========  ========  ========    ========   ==========
ASSETS
Deferred Policy
 Acquisition Costs......  $  616,959   $ 42,524  $  2,359  $  2,511    $ 46,608   $  710,961
Separate Account Assets.   2,073,552    835,648   235,467   113,716       --       3,258,383
LIABILITIES
Policyholder
 Liabilities............     380,586     38,912       768    19,233     519,353      958,852
Separate Account
 Liabilities............   2,073,552    835,648   235,467   113,716       --       3,258,383

  Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.

                       NEW ENGLAND LIFE INSURANCE COMPANY
                              501 BOYLSTON STREET
                                BOSTON, MA 02116

                                    RECEIPT

This is to acknowledge receipt of a Zenith Survivorship Life Plus Prospectus dated May 1, 2001. This Variable Life Policy is offered by New England Life Insurance Company.

-----------------------------------------------------       -----------------------------------------------------
                       (Date)                                               (Client's Signature)

                                     Part II

                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

         Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(vsl-plus(b))

                                 REPRESENTATIONS

         New England Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium adjustable variable survivorship life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

         This Registration Statement comprises the following papers and documents:

         The facing sheet.

         A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.


         The prospectus consisting of 120 pages.


         The undertaking to file reports.

         The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

         Representations.

         The signatures.

         Written consents of the following persons:



                    Anne M. Goggin, Esq. (see Exhibit 3(iv) below)
                    James J. Reilly, Jr., F.S.A., M.A.A.A.
                    (see Exhibit 3(iii) below)
                    Sutherland Asbill & Brennan LLP (see Exhibit 6 below) Independent Auditor (see Exhibit 11 below)


         The following exhibits:

               1.A.(1)                January 31, 1983 resolution of the Board
                                      of Directors of NEVLICO *
                   (2)                None
                   (3)  (a)           Distribution Agreement between NEVLICO
                                      and NELESCO **
                        (b)(i)        Form of Contract between NELICO and its
                                      General Agents *

                                (ii)  Form of contract between NELICO and its
                                      Agents **
                        (c)           Commission Schedule for Policies @
                        (d)           Form of contract among NES, NELICO and
                                      other broker dealers ####
                   (4)                None
                   (5)  (a)           Two Specimens of Policy, including the
                                      Application +++++
                        (b)           Additional Application *
                        (c)           Riders to Policy @
                        (d)           Additional Riders to Policy *
                        (e)           Split Option Rider ***
                   (6)  (a)           Amended and restated Articles of
                                      Organization of NELICO ###
                        (b)           Amended and restated By-Laws of
                                      NELICO ####
                        (c)           Amendments to the Amended and restated
                                      Articles of Organization +++

                        (d)           Amended and Restated By-Laws of
                                      NELICO @@@@@


                   (7)                None
                   (8)                None
                   (9)                None
          2.                          See Exhibit 3(i)
          3.            (i)           Opinion and Consent of H. James Wilson,
                                      Esq.@
                        (ii)          Opinion and Consent of Anne M. Goggin,
                                      Esq. @@@@
                        (iii)         Opinion and Consent of James J. Reilly,
                                      Jr. F.S.A., M.A.A.A.


                        (iv)          Consent of Anne M. Goggin, Esq.


          4.                          None
          5.                          Inapplicable

          6.                          Consent of Sutherland Asbill & Brennan LLP
          7.                          Powers of Attorney @@@@

          8.                          Inapplicable
          9.                          Inapplicable
          10.                         Inapplicable

          11.                         Consent of Independent Auditor

          12.                         Schedule for computation of performance
                                      quotations **
          13.           (i)           Consolidated memorandum describing certain
                                      procedures, filed pursuant to Rule
                                      6e-2(b)(12)(ii) and Rule
                                      6e-3(T)(b)(12)(iii) **

          13.           (ii)          Addendum to Consolidated memorandum
                                      describing certain procedures, filed
                                      pursuant to Rule 6e-3(T)(b)(12)(iii) ##
                        (iii)         Second Addendum to Consolidated
                                      Memorandum ++++
          14.           (i)           Participation Agreement among Variable
                                      Insurance Products Fund, Fidelity
                                      Distributors Corporation and New England
                                      Variable Life Insurance Company **
                        (ii)          Amendment No. 1 to Participation Agreement
                                      among Variable Insurance Products Fund,
                                      Fidelity Distributors Corporation and New
                                      England Variable Life Insurance Company #
                        (iii)         Participation Agreement among Variable
                                      Insurance Products Fund II, Fidelity
                                      Distributors Corporation and New England
                                      Variable Life Insurance Company #
                        (iv)          Participation Agreement among Metropolitan
                                      Series Fund, Inc., Metropolitan Life
                                      Insurance Company and New England Life
                                      Insurance Company @@@
                        (v)           Participation Agreement among New England
                                      Zenith Fund, New England Investment
                                      Management, Inc., New England Securities
                                      Corporation and New England Life
                                      Insurance Company @@@

                        (vi) Amendment No. 2 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and New England Life Insurance Company @@@@
                        (vii) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund
                                      II, Fidelity Distributors Corporation and
                                      New England Life Insurance Company @@@@
                        (viii) Participation Agreement among Met Investors Series Trust, Met Investors Advisory Corp., New England Securities Corporation and New England Life Insurance Company (to be filed by amendment)
                        (ix) Participation Agreement among American Funds Insurance Series, Capital Research and Management Company, New England Securities Corporation and New England Life Insurance Company (to be filed by amendment)


-----------

# Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed June 22, 1995.

## Incorporated herein by reference to Post-Effective Amendment No. 6 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed April 26, 1996.

### Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

#### Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

* Incorporated herein by reference to Post Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed February 25, 1998.

** Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 24, 1998.

*** Incorporated herein by reference to Post Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 33-66864, filed April 30, 1998.

+ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed July 9, 1998.

++ Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed January 20, 1999.


+++ Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 33-65263, filed February 24, 1999.

++++ Incorporated herein by reference to the Post-Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 26, 1999.

+++++ Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed October 20, 1999.

@ Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed March 6,2000.

@@ Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 33-52050, filed April 26, 2000.

@@@ Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 33-88082, filed November 9, 2000.

@@@@ Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed February 26, 2001.

@@@@@ Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed April 25, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 25th day of April, 2001.




                                  New England Variable Life Separate
                                    Account(Registrant)

                                  By: New England Life Insurance Company
                                               (Depositor)


                                  By: /s/ Anne M. Goggin
                                      -----------------------------------------
                                      Anne M. Goggin
                                      Senior Vice President and General Counsel


Attest:


/s/ Michele H. Abate
-------------------------
Michele H. Abate

         Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 25th day of April, 2001.



                                        New England Life Insurance Company
(Seal)


Attest: /s/ Michele H. Abate            By: /s/ Anne M. Goggin
        ----------------------              --------------------------------
        Michele H. Abate                    Anne M. Goggin
                                            Senior Vice President and
                                            General Counsel


         Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on April 25, 2001.



       *                                Chairman, President and Chief Executive
----------------------                  Officer
James M. Benson


       *                                Director
----------------------
Susan C. Crampton


       *                                Director
----------------------
Edward A. Fox


       *                                Director
----------------------
George J. Goodman


       *                                Director
----------------------
Evelyn E. Handler


       *                                Director
----------------------
Philip K. Howard, Esq.


       *                                Director
----------------------
Bernard A. Leventhal


       *                                Director
----------------------
Thomas J. May


       *                                Director
----------------------
Stewart G. Nagler


       *                                Director
----------------------
Catherine A. Rein

       *                                Executive Vice President,
----------------------                  Chief Financial Officer and Chief
David Y. Rogers                         Accounting Officer


       *                                Director
----------------------
Rand N. Stowell


       *                                Director
----------------------
Lisa M. Weber


                                        By: /s/ Marie C. Swift
                                            ----------------------------------
                                            Marie C. Swift, Esq.
                                            Attorney-in-fact



* Executed by Marie C. Swift, Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 2 of the Variable Account's Form S-6 Registration Statement, File No. 333-89409, on February 26, 2001.











(vsl-plus2001(b))

                                  EXHIBIT LIST


                                                                 Sequentially
Exhibit Number           Title                                   Numbered Page*
--------------           -----                                   --------------



     3. (iii)     Opinion and Consent of James J.
                  Reilly, Jr., F.S.A., M.A.A.A.

     3. (iv)      Consent of Anne M. Goggin, Esq.

     6.           Consent of Sutherland Asbill & Brennan LLP

     11.          Consent of the Independent Auditor

















---------
* Page numbers inserted on manually-signed copy only.

u:VSL-Plus2001(b).ms